                                                                    EXHIBIT 10.3



                                LOAN AGREEMENT
                                     for a
        U.S.$125,000,000 Extendable Senior Secured Bridge Loan Facility

                                      to
                            BELMARKEN HOLDING B.V.

                                 Guaranteed by
                    CABLE NETWORK NETHERLANDS HOLDING B.V.
                            BINAN INVESTMENTS B.V.
                                      and
                           STIPDON INVESTMENTS B.V.

                                  Arranged by
                           THE TORONTO-DOMINION BANK
                                      and
                           TORONTO DOMINION CAPITAL

                                     Agent
                           THE TORONTO-DOMINION BANK

                               Security Trustee
                           THE TORONTO-DOMINION BANK










                                  Norton Rose
                                    London

                                   CONTENTS
                                   --------

Clause                                          Heading                                             Page

1        Purpose and definitions.......................................................................1
         1.1      Purpose..............................................................................1
         1.2      Definitions..........................................................................1
         1.3      Headings............................................................................21
         1.4      Construction of certain terms.......................................................21
         1.5      Majority Banks......................................................................23
         1.6      Agent's opinion.....................................................................23

2        The Facility.................................................................................24
         2.1      Amount..............................................................................24
         2.2      Obligations several.................................................................24
         2.3      Interests several...................................................................24

3        Conditions...................................................................................25
         3.1      Documents and evidence..............................................................25
         3.2      General conditions precedent........................................................25
         3.3      Waiver of conditions precedent......................................................25
         3.4      Notification........................................................................25
         3.5      Conditions subsequent...............................................................25

4        The Loan.....................................................................................28
         4.1      Drawdown............................................................................28
         4.2      Amount and application..............................................................28
         4.3      Notification to Banks...............................................................28
         4.4      Termination of Commitments..........................................................28

5        Interest and Interest Periods; alternative interest rates....................................29
         5.1      Interest on the Loan................................................................29
         5.2      Interest Periods....................................................................29
         5.3      Applicable Margin...................................................................30
         5.4      Interest for late payment...........................................................30
         5.5      Notification of interest rate.......................................................31
         5.6      Reference Bank quotations...........................................................31
         5.7      Market disruption; non-availability.................................................31

6        Repayment, prepayment and cancellation.......................................................33
         6.1      Repayment...........................................................................33
         6.2      Voluntary prepayment................................................................33
         6.3      Additional voluntary prepayment.....................................................33
         6.4      Amounts payable on prepayment.......................................................33
         6.5      Mandatory prepayment................................................................33
         6.6      Prepayments generally...............................................................35

7        Fees and expenses............................................................................36


         7.1      Fees................................................................................36
         7.2      Expenses............................................................................36
         7.3      Value Added Tax.....................................................................37
         7.4      Stamp and other duties..............................................................37

8        Payments and Taxes; accounts and calculations................................................38
         8.1      No set-off or counterclaim; distribution to the Banks...............................38
         8.2      Payments by the Banks...............................................................38
         8.3      Non-Banking Days....................................................................38
         8.4      Agent may assume receipt............................................................38
         8.5      Grossing-up for Taxes...............................................................39
         8.6      Qualifying Banks....................................................................39
         8.7      Claw-back of Tax benefit............................................................39
         8.8      Certification to secure a Tax benefit...............................................40
         8.9      Bank accounts.......................................................................41
         8.10     Partial payments....................................................................41
         8.11     Calculations........................................................................42
         8.12     Certificates conclusive.............................................................42

9        Guarantee....................................................................................43
         9.1      Covenant to pay.....................................................................43
         9.2      Guarantors as principal debtors; indemnity..........................................43
         9.3      Limitation..........................................................................43
         9.4      No security taken by Guarantors.....................................................44
         9.5      Interest............................................................................44
         9.6      Continuing security and other matters...............................................44
         9.7      New accounts........................................................................45
         9.8      Liability unconditional.............................................................45
         9.9      Collateral Instruments..............................................................45
         9.10     Waiver of Guarantors' rights........................................................45
         9.11     Suspense accounts...................................................................46
         9.12     Settlements conditional.............................................................46
         9.13     Guarantors to deliver up certain property...........................................47
         9.14     Retention of this guarantee.........................................................47
         9.15     Changes in constitution or reorganizations of Banks.................................47
         9.16     Other guarantors....................................................................47
         9.17     Covenant by the Guarantors..........................................................48

10       Representations and warranties...............................................................49
         10.1     Repeated representations and warranties.............................................49
         10.2     Further representations and warranties..............................................52
         10.3     Repetition..........................................................................56

11       Undertakings.................................................................................57
         11.1     Positive Covenants..................................................................57
         11.2     Negative Covenants..................................................................63
         11.3     Assistance with syndication arrangements............................................67

12       Financial covenants..........................................................................68


13       Events of Default............................................................................69
         13.1     Events of Default...................................................................69
         13.2     Remedies............................................................................76
         13.3     Demand basis........................................................................77

14       Indemnities..................................................................................78
         14.1     Miscellaneous indemnities...........................................................78
         14.2     Currency of account;  currency indemnity............................................78
         14.3     Environmental indemnity.............................................................79

15       Unlawfulness and increased costs; mitigation.................................................80
         15.1     Unlawfulness........................................................................80
         15.2     Increased costs.....................................................................80
         15.3     Exceptions..........................................................................81
         15.4     Mitigation..........................................................................82

16       Set-off and pro rata payments................................................................83
         16.1     Set-off.............................................................................83
         16.2     Pro rata payments...................................................................83
         16.3     No release..........................................................................84
         16.4     No charge...........................................................................84

17       Assignment, substitution and lending offices.................................................85
         17.1     Benefit and burden..................................................................85
         17.2     No assignment by the Obligors.......................................................85
         17.3     Substitution........................................................................85
         17.4     Reliance on Substitution Certificate................................................86
         17.5     Authorization of Agent..............................................................86
         17.6     Construction of certain references..................................................86
         17.7     Lending offices.....................................................................86
         17.8     Disclosure of information...........................................................86

18       Arrangers, Agent, Security Trustee and Reference Banks.......................................88
         18.1     Appointment of Agent and Security Trustee...........................................88
         18.2     Agent's actions.....................................................................88
         18.3     Agent's duties......................................................................88
         18.4     Agent's rights......................................................................89
         18.5     No liability of Arrangers, Security Trustee and Agent...............................90
         18.6     Non-reliance on Arrangers, Security Trustee or Agent................................91
         18.7     No Responsibility on Arrangers, Security Trustee or Agent for any Obligor's
                  performance.........................................................................91
         18.8     Reliance on documents and professional advice.......................................92
         18.9     Other dealings......................................................................92
         18.10    Rights of Agent and Security Trustee as Bank; no partnership........................92
         18.11    Amendments; waivers.................................................................92
         18.12    Reimbursement and indemnity by Banks................................................93
         18.13    Retirement of Agent.................................................................94
         18.14    Change of Reference Banks...........................................................95
         18.15    Prompt distribution of proceeds.....................................................95


19       Notices and other matters....................................................................96
         19.1     Notices.............................................................................96
         19.2     Notices through the Agent...........................................................97
         19.3     No implied waivers, remedies cumulative.............................................97
         19.4     English translations................................................................97
         19.5     Counterparts........................................................................97
         19.6     Change of governing law.............................................................97

20       Governing law and jurisdiction...............................................................99
         20.1     Law.................................................................................99
         20.2     Submission to jurisdiction..........................................................99
         20.3     Agent for service of process........................................................99


Schedules
1        Part A - The Banks and their Commitments....................................................100
         Part B - Corporate Group members............................................................101
         Part C - Partnership Group Members..........................................................106

2        Part A - Form of Drawdown Notice............................................................107
         Part B - Form of Rollover Notice............................................................108
         Part C - Form of Extension Notice...........................................................110

3        Documents and evidence required as conditions precedent to the Loan.........................112

4        Form of Substitution Certificate............................................................117

5        Compliance Certificate......................................................................121

6        Licenses....................................................................................123

7        Permitted Borrowings........................................................................134

8        Permitted Encumbrances......................................................................137

9        Additional information and documents included within the Information Package................142

10       Joint Venture Agreements....................................................................144

11       Key Group Members...........................................................................149

THIS AGREEMENT is dated 5th December, 1997 and made BETWEEN:

(1)  BELMARKEN HOLDING B.V. as the Borrower;
(2) CABLE NETWORK NETHERLANDS HOLDING B.V., BINAN INVESTMENTS B.V. and STIPDON INVESTMENTS B.V. as Guarantors;
(3)  THE TORONTO-DOMINION BANK and TORONTO DOMINION CAPITAL as Arrangers;
(4) THE BANKS AND FINANCIAL INSTITUTIONS whose names and addresses are set out in part A of schedule 1;
(5)  THE TORONTO-DOMINION BANK as Agent; and
(6)  THE TORONTO-DOMINION BANK as Security Trustee.

IT IS AGREED as follows:

1    Purpose and definitions
     -----------------------

1.1  Purpose
     -------

     This Agreement sets out the terms and conditions upon and subject to which the Banks agree, according to their several obligations, to make available to the Borrower an extendable senior secured bridge loan facility of up to U.S.$125,000,000 to be used for the purpose of (i) part financing the purchase price payable by the Borrower to the Parent for the Unrestricted Assets, (ii) funding the initial balance on the Interest Reserve Account, and (iii) financing expenses incurred in connection with the negotiation of the Facility.

1.2  Definitions
     -----------

     In this Agreement, unless the context otherwise requires:

     "A2000" means A2000 Holding N.V., a limited liability company incorporated under the laws of the Netherlands with its registered office at Eindhoven and its business office at Willem de Zwijgerland 350, 1055 RD Amsterdam, The Netherlands;

     "A2000 Joint Venture Agreement" means the joint venture agreement between the Parent and US West International B.V. dated 13 February 1996, as amended by a consent agreement between the Parent, US West International B.V., Philips Media B.V., UIH and JVI dated 27th September 1997;

     "Acceptable Consideration" means, in relation to any Permitted Disposal,
     (i) immediately payable or same day cash payable to the member of the Group which is the seller or (ii) a combination of immediately payable or same day cash payable to the member of the Group which is the seller, deferred cash payment obligations payable to the member of the Group which is the seller and/or immediately payable or same day cash payable to the credit of the relevant Escrow Account (if any) Provided that (a) the aggregate of such deferred cash payment obligations and the amount paid to the credit of such Escrow Account does not exceed 30 per cent. of the sale price and (b) the terms of such deferred cash payment obligations and on which amounts are released from such Escrow Account are acceptable to the Agent (acting on the instructions of the Majority Banks);

     "Account Charge" means the charge over the Charged Accounts and the amounts from time to time standing to the credit thereof entered into, or to be entered into, by the Borrower in favour of the Security Trustee;

     "Affiliate" of a person means any company, partnership or other entity which is directly or indirectly related to such person, for which purpose a company, partnership or other entity is "related" to a person if 15 per cent. or more of the Ownership Interests in such company, partnership or other entity are owned or controlled by such person or by its Subsidiary or its Affiliate, and "Affiliated" shall be construed accordingly;

     "Agent" means The Toronto-Dominion Bank of Triton Court, 14-18 Finsbury Square, London EC2A 1DB or such other person as may be appointed agent for the Banks pursuant to clause 18.13;

     "Anticipated Interest Amount" means, on any day:

     (i) for any period equal to or greater than six months, the applicable Margin (calculated in accordance with the applicable table in clause 5.1) and six month LIBOR calculated on such day multiplied by the amount of the Loan outstanding (taking into account (without double-counting) any repayments required to be made during such period under clause 6.1, and any prepayments anticipated (following receipt by the Agent of a prepayment notice) or required to be made during such period under clauses 6.2 or 6.5, but only to the extent that the funds which will be used to make such prepayments are standing to the credit of the Charged Accounts), all calculated in accordance with clause 8.11; or

     (ii) for any period less than six months, the applicable Margin (calculated in accordance with the applicable table in clause 5.1) and LIBOR for the period most closely approximating to such period calculated on such day multiplied by the amount of the Loan outstanding (taking into account (without double-counting) any repayments required to be made during such period under clause 6.1, and any prepayments anticipated (following receipt by the Agent of a prepayment notice) or required to be made during such period under clauses 6.2 or 6.5, but only to the extent that the funds which will be used to make such prepayments are standing to the credit of the Charged Accounts), all calculated in accordance with clause 8.11;

     "Arrangers" means The Toronto-Dominion Bank of Triton Court, 14-18 Finsbury Square, London EC2A 1DB and Toronto Dominion Capital of 31 West 52nd Street, New York, N.Y. 10019-6101;

     "Associated Company" means a Subsidiary or a Holding Company of a person and any other Subsidiary of that Holding Company;

     "Authorised Officer" means, in relation to any person, that officer or officers of such person authorised to sign notices, requests, confirmations or other documents referred to in this Agreement or relating to the Facility;

     "Availability Period" means the period from the date of this Agreement and ending on whichever is the earlier of (i) the Termination Date or (ii) the date on which the Total Commitments are reduced to zero pursuant to clause
     13.2 or 15.1;

     "Banking Day" means a day (other than Saturday or Sunday) on which dealings in deposits in Dollars are carried on in the London Interbank Market and (if any calculation in respect of, or transfer of funds in, Dollars is required to be made on such day) on which banks and foreign exchange markets are open for business in the City of London and in New York City;

     "Banks" means the banks and financial institutions listed in part A of schedule 1 and includes their successors in title and Substitutes;

     "Beneficiaries" has the meaning given to that term in the Security Trust Deed;

     "Borrowed Money" means Indebtedness in respect of (i) money borrowed or raised and debit balances at banks, (ii) any bond, note, loan stock, debenture or similar debt instrument, (iii) acceptance or documentary credit facilities, (iv) receivables sold or discounted (otherwise than on a non-recourse basis), (v) payments for assets acquired or services supplied deferred for a period of over 90 days after the relevant assets were or are to be acquired or the relevant services were or are to be supplied, (vi) finance leases and hire purchase contracts, (vii) any other transaction (including without limitation forward sale or purchase agreements) having the commercial effect of a borrowing or raising of money or of any of (ii) to (vi) above and (viii) guarantees in respect of Indebtedness of any person falling within any of (i) to (vii) above;

     "Borrower" means Belmarken Holding B.V., a limited liability company incorporated under the laws of the Netherlands with its registered office at Amsterdam and its business office at Frederik Roeskestraat 123, 1076EE Amsterdam, The Netherlands;

     "Cable Systems" means the telecommunications and/or television systems constructed or to be constructed in the areas covered by the Licences and includes any part of such system and all modifications, substitutions, replacements, renewals and extensions made to such systems;

     "Ceska Programova" means Ceska Programova Spolecnost s.r.o., a Czech limited liability company, of Praha 4, Pod Visnovkou 21 PSC 14000;

     "Charged Accounts" means the Interest Reserve Account and the Disposal Proceeds Account;

     "CNBH" means Cable Network Brabant Holding B.V., a limited liability company incorporated under the laws of the Netherlands with its registered office at Eindhoven and its business office at Frederik Roeskestraat 123, 1076EE Amsterdam, The Netherlands;

     "Collateral Instruments" means notes, bills of exchange, certificates of deposit and other negotiable and non-negotiable instruments, guarantees and any other documents or instruments which contain or evidence an obligation (with or without security) to pay, discharge or be responsible directly or indirectly for any Indebtedness or liabilities under this Agreement and includes Encumbrances;

     "Combivisie" means Stichting Combivisie Regio, the assets of which are proposed to be acquired by CNBH;

     "Commitment" means, in relation to a Bank, at any relevant time the amount set opposite its name in part A of schedule 1 and/or, in the case of a Substitute, the amount novated as specified in the relevant Substitution Certificate, as reduced, in each case, by any relevant term of this Agreement and so that, if at such time the Total Commitments have been reduced to zero, references to a Bank's Commitment shall be construed as a reference to that Bank's Commitment immediately prior to such reduction to zero;

     "Completion Date" means the date of this Agreement;

     "Compliance Certificate" means a certificate substantially in the form set out in schedule 5 in relation to the compliance (or otherwise) with the undertakings in clause 11 issued by the Authorised Officer;

     "Contribution" means, in relation to a Bank, the principal amount of the Loan owing to such Bank at any relevant time;

     "Corporate Group Member" means the Obligors, those companies and corporations listed in part B of schedule 1 and any other company or corporation which becomes a Subsidiary or Affiliate of the Borrower after the date of this Agreement;

     "Deed of Pledge" means a deed of pledge to be entered into between the Security Trustee and any Relevant Person pursuant to the terms of this Agreement in a form satisfactory to the Agent (acting on the instructions of all the Banks);

     "Default" means any Event of Default or any event or circumstance which would, upon the giving of a notice by the Agent and/or the expiry of the relevant period and/or the fulfilment of any other condition (in each case as specified in clause 13.1), constitute an Event of Default;

     "Derivatives Contract" means a contract, agreement or transaction which is:

     (i) a rate swap, basis swap, commodity swap, forward rate transaction, commodity option, equity (or equity or other index) swap or option, bond option, interest rate option, foreign exchange transaction, collar or floor, currency swap, currency option or any other similar transaction; and/or

     (ii) any combination of such transactions,

     in each case, whether on-exchange or otherwise;

     "Disclosure Letter" means the letter from the Borrower to the Agent dated on or about the date hereof, the form and content of which have previously been approved by the Agent;

     "Disposal Proceeds Account" means the Dollar-denominated account (the account number of which will be advised by the Security Trustee on or before the Drawdown Date, but which may be redesignated from time to time) established by the Borrower with the Security Trustee (or as it may direct) and into which the proceeds of disposals are to be paid pursuant to clause 6.5;

     "Disposals Plan" means the plan referred to in paragraph (u) of schedule 3;

     "Dollars" and "U.S.$" mean the lawful currency for the time being of the United States of America and in respect of all payments to be made under this Agreement in Dollars means funds which are for the same day settlement in the New York Clearing House Interbank Payments System (or such other Dollar funds as may at the relevant time be customary for the settlement of international banking transactions denominated in Dollars);

     "Drawdown Date" means the date, being a Banking Day falling within the Availability Period, on which the Loan is, or is to be, drawn down;

     "Drawdown Notice" means a notice in the form, or substantially in the form, of part A of schedule 2, duly completed with particulars of each Tranche;

     "Encumbrance" means any mortgage, charge (whether fixed or floating), pledge, lien, hypothecation, assignment by way of security, trust arrangement for the purpose of providing security or other security interest of any kind securing any obligation of any person or any other arrangement having the effect of conferring rights of retention or other disposal rights over an asset (including without limitation title transfer and/or retention arrangements having a similar effect or a deposit of money with the primary intention of affording a right of set-off) and includes any agreement to create any of the foregoing but does not include liens arising in the ordinary course of trading by operation of law and not by way of contract;

     "Environmental Claim" means any claim, notice prosecution, demand, action, official warning, abatement or other order (conditional or otherwise) relating to Environmental Matters or any notification or order requiring compliance with the terms of any Environmental Licence or Environmental Law;

     "Environmental Law" includes all or any law, statute, rule, regulation, treaty, by-law, code of practice, order, notice, demand, decision of the courts or of any governmental authority or agency or any other regulatory or other body in any jurisdiction relating to Environmental Matters;

     "Environmental Licence" includes any permit, licence, authorisation, consent or other approval required at any time by any Environmental Law;

     "Environmental Matters" includes (a) the generation, deposit, disposal, keeping, treatment, transportation, transmission, handling, importation, exportation, processing, collection, sorting, presence or manufacture of any waste or any Relevant Substance; (b) nuisance, noise, defective premises, health and safety at work or elsewhere; and (c) the pollution, conservation or protection of the environment (both natural and built) or of man or any living organisms supported by the environment or any other matter whatsoever affecting the environment or any part of it;

     "Escrow Account" means, in relation to any Permitted Disposal, an escrow account established in respect of such Permitted Disposal for the sole purpose of holding cash forming part of the proceeds of such Permitted Disposal on terms that, subject to no relevant claim (as defined in paragraph (a)(i) of the definition of "Permitted Disposal") in respect of such Permitted Disposal being successfully made against the member of the Group which is the seller within a period approved by the Agent (acting on the instructions of the Majority Banks), such cash shall be paid away in accordance with clause 6.5;

     "Event of Default" means any of the events or circumstances described in clause 13.1;

     "Extension Conditions" means all of the following:

     (a) all of the Letters of Consent are received by the Agent on or before 31st March, 1998; and

     (b)  either:

          (i) mandatory prepayments of the Loan totalling at least U.S.$62,500,000 have been made under clause 6.5(a), (b), (c), (f) and/or (g); or

          (ii) mandatory prepayments of the Loan totalling at least U.S.$40,000,000 have been made under clause 6.5(d), following the subscription for cash for new Ownership Interests in the Borrower which cash has been ultimately provided by UIH; and

     (c)  the ratio of Total Valuation Amount: Net Loan is not less than 4:1;
          and

     (d) the credit balance on the Interest Reserve Account exceeds the greater of:

           (i) the Anticipated Interest Amount accruing on the Loan over each period commencing on a day between the date of receipt by the Agent of the Extension Notice and the Initial Repayment Date (both dates inclusive) and ending on the Final Repayment Date; and

          (ii) U.S.$5,000,000; and

     (e) no Default shall occur or be continuing during the period commencing on the date of receipt by the Agent of the Extension Notice and ending on the Initial Repayment Date (both dates inclusive);

     "Extension Notice" means a notice in the form, or substantially in the form, of part C of schedule 2, duly completed;

     "Facility" means the term loan facility granted by the Banks to the Borrower under this Agreement;

     "Fair Market Value" means, in relation to the UIH Shares, the amount determined by multiplying the number of UIH Class A Common Stock comprising the UIH Shares as of the date on which the Fair Market Value is being determined by the average of the closing prices for UIH Class A Common Stock on NASDAQ for the five NASDAQ trading days immediately preceding the determination date;

     "Final Repayment Date" means the date falling 18 months after the Completion Date;

     "GAAP" means, in relation to any Key Group Member, generally accepted accounting principles and practices in the country of incorporation or establishment of such Key Group Member;

     "Group" means all the Corporate Group Members and Partnership Group Members from time to time;

     "Guarantee" means the guarantee of the Guarantors contained in clause 9 and includes each separate or independent stipulation or agreement by the Guarantors contained in clause 9;

     "Guaranteed Liabilities" means all the moneys, obligations and liabilities expressed to be guaranteed by the Guarantors in clause 9.1;

     "Guarantors" mean KTE Newco, UII Newco and Kabelkom Newco;

     "Guilders" and "NLG" mean the lawful currency for the time being of the Netherlands and in respect of all payments to be made under this Agreement in Guilders mean immediately available, freely transferable, cleared funds;

     "Holding Company" in relation to a person, means an entity of which that person is a Subsidiary;

     "Incapacity" means, in relation to a person, the insolvency, liquidation, dissolution, winding-up, administration, receivership or other incapacity of that person whatsoever (and in the case of a partnership, includes the termination or change in composition of the partnership);

     "Indebtedness" means any obligation for the payment or repayment of money, whether as principal or as surety and whether present or future, actual or contingent;

     "Independent Financial Adviser" means an accounting, appraisal or investment banking firm of internationally recognised standing which, in the opinion of the Security Trustee, is independent and qualified to perform the task for which it is to be engaged;

     "Information Memorandum" means the Information Memorandum dated November 1997 and any subsequent update approved by the Borrower distributed by the Arrangers at the request of the Borrower and the Parent in connection with this Agreement;

     "Information Package" means the Information Memorandum and the other information and documents listed in schedule 9;

     "Initial Repayment Date" means the date falling 12 months after the Completion Date;

     "Intellectual Property Rights" means any patent, trademark, service mark, registered design, trade name or copyright required to carry on the business of any member of the Group;

     "Intercompany Loan Agreement" means the loan agreements setting out the terms of the Subsidiary Loans, the Reorganisation Loans and the intercompany loans referred to in paragraph (w) of schedule 3 and the loan agreements setting out the terms of any other Pledged Debt, provided that the Security Trustee is a party thereto and that such terms (i) (except in the case of the Subsidiary Loans) include terms that, except with the consent of the Agent (acting on the instructions of the Majority Banks), interest and principal on such Pledged Debt are not payable or repayable (in each case) until all amounts from time to time expressed to be owing under this Agreement and the Security Documents have been paid in full, and
     (ii) are otherwise acceptable to the Agent (acting on the instructions of the Majority Banks);

     "Interest Payment Date" means the last day of an Interest Period;

     "Interest Period" means each period for the calculation of interest in respect of the Loan ascertained in accordance with clause 5.2;

     "Interest Reserve Account" means the Dollar-denominated account (the account number of which will be advised by the Security Trustee on or before the Drawdown Date, but which may be designated from time to time) established by the Borrower with the Security Trustee (or as it may direct) and into which U.S.$11,000,000 from the proceeds of drawing of the Loan will be credited in accordance with clause 4.2(b);

     "Ireland Interests" has the meaning given to it in the UII Partnership Agreement, but includes, directly or indirectly, Princes;

     "Israel Interests" has the meaning given to it in the UII Partnership Agreement, but includes, directly or indirectly, Tevel;

     "Joint Venturer" means each party to a Joint Venture Agreement;

     "Joint Venture Agreement" means each agreement listed in schedule 10 and any other agreement between a Key Group Member and any other shareholder in a Corporate Group Member or any other partner in a Partnership Group Member in relation to or regulating the holding of Ownership Interests in the relevant Corporate Group Member or Partnership Group Member which is entered into after the Completion Date with the consent of the Agent (acting on the instructions of the Majority Banks);

     "JVI" means Joint Venture, Inc., a corporation incorporated in the State of Delaware, United States of America, and having its chief executive office at 4643 South Ulster, Suite 1300, Denver, Colorado 80237, U.S.A.;

     "Kabelkom" means Kabelkom Holding Co., a general partnership established under the laws of Delaware, with an office at 4643 South Ulster Street, Suite 1300, Denver, Colorado 80237 and its business office at Budatoki u.59, 1111 Budapest, Hungary;

     "Kabelkom Newco" means Stipdon Investments B.V., a limited liability company incorporated under the laws of the Netherlands with its registered office at Amsterdam and its business office at Frederik Roeskestraat 123, 1076EE Amsterdam, The Netherlands;

     "Kabel Net Holding" means Kabel Net Holding A.S., a Czech joint stock company, of Patia 4, Pod Visnovkou 21, PSC 14600 Prague, Czech Republic;

     "Kabel Net Brno" means Kabel Net Brno A.S., a Czech joint stock company, of Brno, Hybesova 38, Okres Brno-mesto BRNO, Czech Republic;

     "Kabel Net Loans" means the loans referred to in paragraphs 16 and 17 of schedule 7;

     "Key Group Member" means each member of the Group listed in schedule 11;

     "Key Group Core Member" means each member of the Group referred to as such in schedule 11, provided that, in the context of financial information and the Management Base Case, a reference to a Key Group Core Member means such Key Group Core Member and all its Subsidiaries and Affiliates together;

     "KTA" means Kabeltelevisie Amsterdam B.V., a limited liability company incorporated under the laws of the Netherlands with its registered office at Amsterdam and its business office at Willem de Zwijgerlaan 350, 1055 RD Amsterdam, The Netherlands;

     "KTE" means Kabeltelevisie Eindhoven N.V. a limited liability company incorporated under the laws of the Netherlands with its registered office at Eindhoven and its business office at Prof. Dr. Dorgelolaan 28, 5613 AM Eindhoven, The Netherlands;

     "KTE Loans" means the loans referred to in paragraphs 18 and 19 of schedule 7;

     "KTE Newco" means Cable Network Netherlands Holding B.V., a limited liability company incorporated under the laws of the Netherlands with its registered office at Amsterdam and its business office at Frederik Roeskestraat 123, 1076EE Amsterdam, The Netherlands;

     "Letters of Consent" mean the letters of consent duly executed by the persons listed below in form acceptable to the Agent, in respect of the Joint Venture Agreements, shareholder covenants or facility agreements noted against their names:

     (i) Time Warner Entertainment Company LP (in respect of the Joint Venture Agreements relating to Kabelkom and Kabelkom Management Co.);

     (ii)   UA-UII Inc. (in respect of the UII Partnership Agreement);

     (iii) US West International B.V. and US West International Holdings, Inc. (in respect of the A2000 Joint Venture Agreement and a shareholder covenant relating to A2000);

     (iv) Philips Media B.V. (in respect of a shareholder covenant relating to A2000);

     (v) The Municipality of Amsterdam (in respect of the Joint Venture Agreement relating to KTA);

     (vi) ABN-Amro Bank N.V. (in respect of a shareholder covenant relating to A2000 dated 15th February 1996); and

     (vii) Riordan Communications Ltd (in respect of the Joint Venture Agreement relating to UII-Ireland, Ltd.);

     "LIBOR" means, in relation to a particular period, the arithmetic mean (rounded upwards, if necessary, to five decimal places) of the London interbank offered rates for deposits of the currency in question for a period equal to such period at or about 11 a.m. on the Quotation Date for such period as displayed on the relevant page of the Reuter Monitor Money Rates Service (or such other page as may replace such page on such service for the purpose of displaying London interbank offered rates of leading banks for deposits of that currency) or, if on such date the offered rates for the relevant period of fewer than two leading banks are so displayed, the arithmetic mean (rounded upwards, if necessary, to five decimal places) of such rates quoted to the Agent by each of the Reference Banks at the request of the Agent;

     "Licences" means any licences, franchises and permits issued to any member of the Group under any Telecommunications and Cable Laws including, without limitation and, in relation to the Key Group Members, those specified in schedule 6;

     "Loan" means the aggregate principal amount owing to the Banks under this Agreement at any relevant time;

     "Majority Banks" means at any relevant time Banks (a) the aggregate of whose Contributions exceeds 662/3 per cent of the Loan or (b) (if no principal amounts are outstanding under this Agreement) the aggregate of whose Commitments exceeds 662/3 per cent of the Total Commitments;

     "Malta Interests" has the meaning given to it in the UII Partnership Agreement, but includes, directly or indirectly, Melita;

     "Management Base Case" means the base case financial and operational projections for the Key Group Core Members (other than the Obligors) produced by the Borrower in the form approved by the Agent prior to the date of this Agreement;

     "Margin" means the rate per annum calculated in accordance with clause 5.3;

     "Material Adverse Effect" means a material adverse effect or material adverse change in (a) the ability of any Obligor, any Pledged Creditor or any Security Provider to perform all or any of its respective material obligations under or otherwise comply with the terms of this Agreement or any Security Document; (b) the value of any Key Group Core Member or (c) the ability of any Key Group Member to liquidate, or realise disposal proceeds in respect of, any other Key Group Member;

     "Media Reseaux" means Media Reseaux S.A., a French societe anonyme, of 12 Rue Albert Einstein, 77420 Champs sur Marne, France;

     "Melita" means Melita Cable TV P.L.C., a Maltese limited liability company, of Highrise; Triq I-imradd, Ta'Xbiex, Malta MSD 12;

     "month" or "months" means a period beginning in one calendar month and ending in the relevant later calendar month on the day numerically corresponding to the day of the calendar month in which it started, provided that (i) if the period started on the last Banking Day in a calendar month or if there is no such numerically corresponding day, it shall end on the last Banking Day in such later calendar month and (ii) if such numerically corresponding day is not a Banking Day, the period shall end on the next following Banking Day in such later calendar month but if there is no such Banking Day it shall end on the preceding Banking Day and "monthly" shall be construed accordingly;

     "NASDAQ" means the Nasdaq National Market;

     "Necessary Authorisations" means all approvals, authorisations and licences (other than the Licences) from, all rights granted by and all filings, registrations and agreements with any person including, without limitation, any government or other regulatory authority necessary in order to enable each member of the Group to carry on such business as may be permitted by the terms of this Agreement and which is carried on at the relevant time;

     "Net Derivatives Liability" means, at any time, the net liability (if any) at such time of any member of the Group in respect of Derivatives Contracts determined by reference to the amounts (as determined by the Agent), which would be payable or receivable by such member if all Derivatives Contracts to which such member was a party at such time were terminated at such time and replaced by the obligation to make a payment reflecting the economic burden or value to such member of the payment flows under those Derivatives Contracts remaining at the time of termination;

     "Net Disposal Proceeds" means, in respect of a disposal, the gross proceeds of that disposal minus:

     (i)  reasonable transaction expenses; and
     (ii) where the asset which is the subject of the disposal is being replaced in accordance with clause 11.2(c)(ii), the cost of the replacement fixed asset to the extent that it is acquired for cash

     Provided that (a) if the Net Disposal Proceeds would be a negative number it will be taken to be zero and (b) any proceeds of disposal which are credited to an Escrow Account shall only become Net Disposal Proceeds on being released from such Escrow Account;

     "Net Loan" means, at any time, the Loan at such time less the aggregate balances on the Charged Accounts at such time;

     "Obligor" means any of the Borrower and each Guarantor;

     "Ownership Interest" means any interest in shares, securities, partnership rights or other ownership rights of any nature, or options or warrants to acquire the same, provided that for the purposes of paragraph (e) of the definition of

     "Permitted Disposal" the (direct or indirect) Ownership
     Interest of the Borrower in each asset listed in column (I) of that definition shall (in each case) be deemed to include the principal amount of the Subsidiary Loan owing by such asset (if any);

     "Ownership Rights Securities" means (i) Encumbrances over the Ownership Interests of the Borrower or any Security Provider listed in section 1 of Part B of schedule 1, KTE Newco and the UIH Shares and (ii) such other Encumbrances over shares or partnership or other ownership interests in any of the members of the Group as may be executed in favour of the Security Trustee from time to time as security for the obligations of the Borrower under this Agreement;

     "Parent" means United and Philips Communications B.V., a limited liability company incorporated under the laws of the Netherlands with its registered office at Eindhoven and its business office at Frederik Roeskestraat 123, 1076EE Amsterdam, The Netherlands;

     "Partnership Group Member" means those partnerships listed in part C of schedule 1 and any other partnership which becomes an Affiliate of the Borrower after the date of this Agreement;

     "Permitted Borrowings" means:

     (a)  any Borrowed Money arising hereunder or under the Security Documents;

     (b) any Borrowed Money approved in writing by the Agent (acting on the instructions of the Majority Banks);

     (c) any Pledged Debt the terms of which are set out in an Intercompany Loan Agreement;

     (d) any Borrowed Money of any Group member disclosed in schedule 8 (but not any increase in the principal amount thereof (or the capitalisation of any interest accruing thereon or other sums payable in connection therewith) in excess of the principal amount made available to the relevant Group member by the documents under which such Borrowed Money is so made available in their form at the date hereof, which amount is set out opposite such Borrowed Money in schedule 7);

     (e) any Borrowed Money owing by any member of the Group other than any Obligor arising under deferred payment agreements provided that such Borrowed Money is deferred for no longer than 180 days and is in an aggregate amount of not more than NLG 70,000,000 (or its equivalent);

     (f) any deposits or prepayments constituting Borrowed Money received by any member of the Group other than any Obligor from a customer or subscriber for its services;

          (g) any Borrowed Money owing by any member of the Group other than any Obligor arising under finance leases or hire purchase contracts entered into by the relevant member of the Group in the ordinary course of trading, provided that, in relation to each such lease or contract, the aggregate payments do not exceed NLG 100,000 (or its equivalent);

          (h) (without prejudice to the generality of (b) above) Borrowed Money:

              (i)   incurred by CNBH to finance the acquisition of Combivisie;

              (ii) incurred by Media Reseaux Marne S.A. to finance the construction and/or installation of its cable television and telephony system; and

              (iii) incurred by Kabel Net Holding and/or Kabel Net Brno to finance the construction and/or installation of its cable television system,

              (in each case) in amounts and on terms approved in writing by the Agent (acting on the instructions of the Majority Banks); and

          (i) any Borrowed Money owing by any member of the Group other than any Obligor to other members of the Group which are Affiliates of the borrower, or to which it is Affiliated, (but which are not Obligors) in the ordinary course of day-to-day trading consistently with its practice prior to the Completion Date;

          "Permitted Disposal" means, in relation to any Unrestricted Asset, the sale of such Unrestricted Asset to a person which is not a member of the Group for Acceptable Consideration on bona fide arms' length commercial terms, provided that (unless the Agent, acting on the instructions of the Majority Banks, otherwise agrees before a member of the Group enters into a binding commitment with respect to such sale):

          (a)  (i)   the only members of the Group incurring any actual or
                     contingent, present or future, liability in respect of warranty or indemnity claims or other claims of a similar nature ("relevant claims") in connection with such sale are the seller and any Holding Companies of the seller;

               (ii) the sole recourse to any member of the Group of every person making a relevant claim in respect of such sale is to (x) the deferred cash payment obligations (if any) owed in respect of such sale to the member of the Group which is the seller and/or (y) the cash standing to the credit of the Escrow Account established in respect of such sale (if any); and

               (iii) if any person which is not a member of the Group incurs any liability as referred to in (i) above in respect of such sale, before a member of the Group enters into a binding commitment with respect to such sale such person waives, to the satisfaction of the Agent (acting on the instructions of the Majority Banks), its rights of subrogation, contribution and indemnity and other rights of a similar nature against the members of the Group arising out of its making, or being liable to make, payments in respect of relevant claims;

     (b) such sale is not on terms whereby the asset sold may be leased to, or re-acquired or acquired by, any member of the Group;

     (c) an Ownership Interest in any asset listed in column (I) below, and an Ownership Interest in any asset the value of which is principally represented by any such asset, may only be sold if the entire Ownership Interests of the Group in respect of such asset are sold in such sale;

     (d) an Ownership Interest in a Key Group Member which is a Subsidiary or Affiliate of an asset listed in column (I) below may only be sold if such sale forms part of a sale of the Ownership Interests in the relevant asset or any asset the value of which is principally represented by the relevant asset; and

     (e) if the immediately payable or same day cash proceeds payable to the member of the Group which is the seller (net of reasonable transaction expenses) which are attributable to the Borrower's (direct or indirect) Ownership Interest in any asset listed in column (I) below will be less than the amount listed against the relevant asset in column (II) below the Borrower has, before a member of the Group enters into a binding commitment with respect to such sale, notified the Agent and, if the Agent (acting on the instructions of the Majority Banks) so requests, obtained and delivered to the Security Trustee a favourable opinion addressed to the Security Trustee as to the fairness of such transaction to the relevant Group member, from a financial point of view, from an Independent Financial Adviser.


        (I)                                              (II)
Ownership Interests in                              (U.S.$ 000,000)
----------------------                              ---------------
Tevel                                                     54.7
A2000                                                    109.4
KTE/CNBH/1/                                              25.25
Princes                                                  13.45
Melita                                                    8.4
Kabelkom                                                 37.85

Media Reseaux                                     21.05

Kabel Net Holding  )                               8.4
Kabel Net Brno     )

UIH Shares                               85 per cent. of the Fair Market
                                                    Value

     /1/ U.S.$50,500,000 when CNBH completes the acquisition of the assets of Combivisie;

     "Permitted Encumbrances" means:

     (a)  any Encumbrance arising hereunder or under any Security Document;

     (b) any liens on any assets of any member of the Group other than any Obligor arising in the ordinary course of trading by way of contract which secure Borrowed Money falling within part (e) of the definition of "Permitted Borrowings" or which secure any Indebtedness of any member of the Group other than any Obligor under any agreement for the supply of goods or services in respect of which payment is not deferred for more than 90 days;

     (c)  any Encumbrance fully and fairly disclosed in schedule 8;

     (d) any Encumbrance over any asset acquired by any member of the Group (other than any Obligor) after the Completion Date so long as (in the case of the Key Group Members only) the same is discharged within six months of such acquisition;

     (e) any Encumbrance securing Borrowed Money falling within part (g) of the definition of "Permitted Borrowings", provided that such Encumbrance is only over the asset the acquisition of which is being financed by such Borrowed Money;
     (f) any Encumbrance securing Borrowed Money falling within part (h) of the definition of "Permitted Borrowings", provided that such Encumbrance is only over the assets of the borrower of such Borrowed Money;

     (g) any Encumbrance over any asset of any member of the Group imposed by any taxation or governmental authority securing a claim which is being contested in good faith, provided that, in the case of any Obligor, such claim is for less than NLG 1,000,000 (or its equivalent); and
     (h) any Encumbrance approved in writing by the Agent (acting on the instructions of the Majority Banks);

     "Permitted Fees" means (i) management fees payable by members of the Group other than the Obligors to Relevant Persons under the terms of contractual arrangements in existence at the Completion Date (but not, unless the Agent (acting on the instructions of the Majority Banks) otherwise agrees, under any revision to such arrangements after the Completion Date or under any other arrangements) and (ii) secondment fees payable by members of the Group other than the Obligors to Relevant Persons from time to time in respect of the secondment of staff to the relevant Group members, provided that the amount of such secondment fees does not exceed the salaries and benefits of the staff so seconded;

     "Pledged Creditor" means any person (other than the Security Trustee) who has, at any relevant time, entered into a Deed of Pledge;

     "Pledged Debt" means, at any relevant time, all Borrowed Money of the Borrower or (to the extent only of the Subsidiary Loans) the relevant other members of the Group or (to the extent only of the Reorganisation Loans) the other Obligors which is (in each case) subject to a Deed of Pledge;

     "Princes" means Princes Holding Ltd., an Irish limited liability company, of Corporate House, Mungret Street, Limerick, Ireland;

     "Princes Loan" means the loan referred to in paragraph 24 of schedule 7;

     "Principal Agreements" means the Sale and Purchase Agreements, the Intercompany Loan Agreements and the Joint Venture Agreements;

     "Qualifying Bank" means a person, being a bank or financial institution (whether incorporated in the United Kingdom or elsewhere), which is eligible to have payments made to it by the Borrower under this Agreement without any deduction or withholding in respect of Taxes either (i) by virtue of a double taxation treaty (assuming for this purpose only that a direction or consent such as is referred to in clause 8.8 has been given), or (ii) by virtue of the fact that no such deduction or withholding is imposed in the jurisdiction to which the Borrower is subject;

     "Quarterly Management Accounts" means the quarterly management accounts in respect of each Key Group Member to be delivered (or which may be delivered) to the Agent pursuant to clause 11 in the form of the pro forma return delivered, or to be delivered, pursuant to paragraph (p) of schedule 3 and to accounting policies consistent with the Management Base Case;

     "Quarter Day" means 31st March, 30th June, 30th September and 31st December in any year;

     "Quarterly Period" means each period of approximately three months commencing on the day after a Quarter Day and ending on the next following Quarter Day;

     "Quotation Date" means, in relation to an Interest Period or other period for which LIBOR is to be determined, the date on which quotations would customarily be provided by leading banks in the London Interbank Market for deposits in the relevant currency for delivery on the first day of that Interest Period or other period;

     "Radio Public" means Radio Public S.A., a company incorporated in Belgium and having its registered office at 140, Avenue Chazal, 1030 Brussels, Belgium, registered in the register of commerce of Brussels under no. 69,463 and in the register of commerce of Leuven under no. 44697;

     "Reference Banks" means the principal London offices of the Agent and/or any other Bank appointed as such pursuant to clause 18.14;

     "Registration Rights Agreement" means the agreement dated on or around the date of this Agreement between the Security Trustee and UIH, whereby UIH agrees that it will, on demand by the Security Trustee in accordance with the terms thereof, register the UIH Shares under the Securities Act of 1933 of the United States of America so that they may be freely traded on NASDAQ or any other relevant securities market;

     "Relevant Jurisdiction" means each jurisdiction in which a member of the Group is incorporated or formed or in which such member of the Group has its principal place of business or owns any material assets;

     "Relevant Person" means (in the case of the Reorganisation Loans and the Subsidiary Loans) the Borrower and (otherwise) any shareholder of the Borrower, any Subsidiary or Associated Company of such shareholder or any Holding Company of such shareholder or any Associated Company of any such Holding Company;

     "Relevant Substance" means any substance whatsoever (whether in a solid or liquid form or in the form of a gas or vapour and whether alone or in combination with any other substance) or waste which is capable of causing harm to man or any other living organism supported by the environment, or damaging the environment or public health or welfare;

     "Reorganisation" means the transfer for cash consideration (to be financed by the Loan or left outstanding on inter-company account on terms acceptable to all of the Banks) of the interests of Radio Public and the Parent in, and of the Borrowed Money owing to the Parent by, the Group (other than the Obligors) to the Obligors on terms and conditions satisfactory to all of the Banks;

     "Reorganisation Loans" means the loans owing by the Guarantors to the Borrower as a result of the Reorganisation, which loans must be in amounts and on terms acceptable to all the Banks;

     "Repayment Dates" means, subject to clause 8.3, each of the dates on which repayment instalments in respect of the Loan are due under clause 6.1;

     "Rollover Notice" means a notice in the form, or substantially in the form, of part B of schedule 2, duly completed with particulars of the relevant Tranches of the Loan;

     "Sale and Purchase Agreements" means the sale and purchase agreements between (inter alia) the Parent, Radio Public and the Obligors entered into, or to be entered into, on or about the Completion Date regarding the transactions referred to in clause 1.1(i), including all exhibits and schedules thereto, in forms satisfactory to the Agent;

     "Security Documents" means the Deeds of Pledge, the Ownership Rights Securities, the Registration Rights Agreement, the Account Charge, the Security Trust Deed and all other mortgages, charges, pledges, guarantees, inter-creditor agreements or deeds and other instruments from time to time entered into in favour of the Agent and/or the Security Trustee and/or the Banks by way of guarantee or other assurance and/or security for or (in the case of inter-creditor agreements or deeds) otherwise in relation to amounts owed to the Banks, the Arrangers, the Agent or the Security Trustee in respect of any Indebtedness of the Obligors under this Agreement;

     "Security Provider" means each person (other than the Obligors and the Security Trustee) that has entered into any of the Security Documents from time to time;

     "Security Trustee" means the Agent in its capacity as security trustee for the purposes of the Security Documents;

     "Security Trust Deed" means the security trust deed entered into or to be entered into between the Banks, the Arrangers, the Agent, the Security Trustee, the Parent and each Obligor;

     "Senior Facility Agreement" means the agreement referred to in paragraph
     (q) of schedule 3;

     "Subsidiary" of a person means any company or entity directly or indirectly controlled by such person, for which purpose "control" means either ownership of more than 50 per cent. of the voting share capital (or equivalent right of ownership) of such company or entity or power to direct its policies and management whether by contract or otherwise, provided that for the purposes of the definitions of "Permitted Disposal" and "Total Valuation Amount" CNBH shall be deemed to be a Subsidiary of KTE;

     "Subsidiary Loans" means the loans referred to in paragraphs 15 and 20 to 22 (inclusive) of schedule 7 and, upon execution of the Deeds of Pledge referred to in clause 3.5(c)(iii) and (g), the Kabel Net Loans and the KTE Loans;

     "Substitute" has the meaning given to it in clause 17.3;

     "Substitution Certificate" means a certificate substantially in the terms of schedule 4;

     "Taxes" includes all present and future taxes, levies, imposts, duties, fees or charges of whatever nature together with interest thereon and penalties in respect thereof and "Taxation" shall be construed accordingly;

     "Telecommunications and Cable Laws" means all laws, statutes, regulations and judgments relating to telecommunications, cable television and data services applicable to any member of the Group and/or the business carried on by any member of the Group in any Relevant Jurisdiction;

     "Termination Date" means the date falling 1 week after Completion Date;

     "Tevel" means Tevel Israel International Communications Ltd., an Israeli corporation, of 8 Haharutz Street, 67060 Tel Aviv, Israel;

     "Total Commitments" means at any relevant time the total of the Commitments of all the Banks at such time;

     "Total Valuation Amount" means the valuation of all the assets listed in column (I) below as set out in column (II) below, provided that such assets are at the time of calculation beneficially owned by the Group:

                  (I)                                  (II)

          Ownership Interests in                 Valuation (U.S.$ 000,000)
          ----------------------                 -------------------------
          Tevel                                              64.35
          A2000                                              128.7
          KTE/CNBH/1/                                         29.7
          Princes                                            15.85
          Melita                                               9.9
          Kabelkom                                           44.55
          Media Reseaux                                      24.75
          Kabel Net Holding  )                                 9.9
          Kabel Net Brno     )
          Other assets/2/
          UIH Shares                                    Fair Market Value

     /1/ U.S.$59,000,000 when CNBH completes the acquisition of the assets of Combivisie.

     /2/ Other assets will be included subject to the Borrower submitting to the Agent a formal letter of intent from a purchaser approved by the Agent (such approval not to be unreasonably withheld) to purchase such asset (with their valuation being that stated in the applicable letter of intent), or with the consent of the Majority Banks;

     "Tranche" means each tranche into which the Loan is from time to time divided pursuant to clause 5.2(a)(ii) and includes, if only one Tranche is outstanding, the Loan;

     "UIH" means United International Holdings, Inc., a corporation incorporated in the State of Delaware, United States of America, and having its chief executive office at 4643 South Ulster, Suite 1300, Denver, Colorado 80237, U.S.A.;

     "UIH Class A Common Stock" means class "A" common stock of U.S.$0.01 par value per share of UIH;

     "UIH Shares" means the 3,169,159 shares of UIH Class A Common Stock to be sold by the Parent to the Borrower pursuant to the Sale and Purchase Agreement;

     "UII" means United International Investments, a general partnership established under the laws of Colorado, with its chief executive office at 4643 South Ulster, Suite 1300, Denver, Colorado 80237, U.S.A.;

     "UII Newco" means Binan Investments B.V., a limited liability company incorporated under the laws of the Netherlands with its registered office at Amsterdam and its business office at Frederik Roeskestraat 123, 1076EE Amsterdam, The Netherlands;

     "UII Partnership Agreement" means the third amended and restated partnership agreement between the Parent and UA-UII Inc. dated 18th June 1992, as amended prior to the date of this Agreement; and

     "Unrestricted Assets" means the UIH Shares, the Subsidiary Loans and the Ownership Interests of the members of the Group in the other members of the Group.

1.3  Headings
     --------

     Clause headings and the table of contents are inserted for convenience of reference only and shall be ignored in the interpretation of this Agreement.

1.4  Construction of certain terms
     -----------------------------

     In this Agreement, unless the context otherwise requires:

     (a) references to clauses and schedules are to be construed as references to the clauses of, and schedules to, this Agreement and references to this Agreement include its schedules;

     (b) references to (or to any specified provision of) this Agreement or any other document shall be construed as references to this Agreement, that provision or that document as in force for the time being and as from time to time amended in accordance with its terms, or, as the case may be, with the agreement of the relevant parties and (where such consent is, by the terms of this Agreement or the relevant document, required to be obtained as a condition to such amendment being permitted) the prior written consent of the Agent, all of the Banks or the Majority Banks (as the case may be);

     (c) references to a "regulation" include any present or future regulation, rule, directive, requirement, request or guideline (whether or not having the force of law) of any agency, authority, central bank or government department or any self-regulatory or other national or supra-national authority;

     (d)  words importing the plural shall include the singular and vice versa;

     (e)  references to a time of day are to London time;

     (f) references to a "person" shall be construed as including references to an individual, firm, company, corporation, unincorporated body of persons or any State or any of its agencies;

     (g) references to "assets" include all or part of any business, undertaking, real property, personal property, uncalled capital and any rights (whether actual or contingent, present or future) to receive, or require delivery of, any of the foregoing;

     (h) references to a "guarantee" include references to an indemnity or other assurance against financial loss including, without limitation, an obligation to purchase assets or services as a consequence of a default by any other person to pay any Indebtedness and "guaranteed" shall be construed accordingly;

     (i) references to the "equivalent" of an amount specified in a particular currency (the "specified currency amount") shall be construed as a reference to the amount of the other relevant currency which can be purchased with the specified currency amount in the London foreign exchange market at or about 11 a.m. on the day on which the calculation falls to be made for spot delivery as determined by the Agent;

     (j) references to the "agreed form" means, in relation to any document, the form of such document as shall have been agreed between the Borrower and the Agent (acting for and on behalf of all of the Banks);

     (k) references to any enactment shall be deemed to include references to such enactment as re-enacted, amended or extended;

     (l) references to a "disposal" means a disposal as defined in the Security Trust Deed, and "dispose" shall be construed accordingly; and

     (m) references to an Obligor "procuring" that another member of the Group takes, or does not take, any action shall be construed, where the relevant other member is not a Subsidiary of the relevant Obligor, as references to the relevant Obligor procuring so far as it is able so to do.

1.5  Majority Banks
     --------------

     Where this Agreement provides for any matter to be determined by reference to the opinion of the Majority Banks or to be subject to the consent or request of the Majority Banks or for any action to be taken on the instructions of the Majority Banks, such opinion, consent, request or instructions shall (as between the Banks) only be regarded as having been validly given or issued by the Majority Banks if all the Banks shall have received prior notice of the matter on which such opinion, consent, request or instructions are required to be obtained and the relevant majority of Banks shall have given or issued such opinion, consent, request or instructions but so that (as between each Obligor and the Banks), once informed by the Agent that such opinion, consent, request or instructions have been given, each Obligor shall be entitled (and bound) to assume that such notice shall have been duly received by each Bank and that the relevant majority shall have been obtained to constitute Majority Banks whether or not this is in fact the case.

1.6  Agent's opinion
     ---------------

     Where this Agreement provides for the Agent's opinion to determine whether any matter would or is reasonably likely to have a Material Adverse Effect the Agent shall act in accordance with the instructions of the Majority Banks in making such determination.

2    The Facility
     ------------

2.1  Amount
     ------

     The Banks, relying upon each of the representations and warranties in clause 10, agree to lend to the Borrower upon and subject to the terms of this Agreement the principal sum of up to U.S.$125,000,000. The obligation of each Bank under this Agreement shall be to contribute that proportion of each Tranche which, as at the Drawdown Date, its Commitment bears to the Total Commitments.

2.2  Obligations several
     -------------------

     The obligations of each Bank under this Agreement are several; the failure of any Bank to perform such obligations shall not relieve any other Bank, the Arrangers, the Security Trustee, the Agent or any Obligor of any of their respective obligations or liabilities under this Agreement nor shall the Security Trustee, the Agent or the Arrangers be responsible for the obligations of any Bank (except for its own obligations, if any, as a Bank) nor shall any Bank be responsible for the obligations of any other Bank under this Agreement.

2.3  Interests several
     -----------------

     Notwithstanding any other term of this Agreement (but without prejudice to the provisions of this Agreement relating to or requiring action by the Majority Banks) the interests of the Agent, the Security Trustee, the Arrangers and the Banks are several and the amount due to the Agent (for its own account), to the Arrangers, to the Security Trustee and to each Bank is a separate and independent debt. The Agent, the Security Trustee, the Arrangers and each Bank shall have the right to protect and enforce its rights arising out of this Agreement and it shall not be necessary for the Agent, the Security Trustee, the Arrangers or any Bank (as the case may be) to be joined as an additional party in any proceedings for this purpose.

3    Conditions
     ----------

3.1  Documents and evidence
     ----------------------

     The obligation of each Bank to make its Commitment available shall be subject to the condition that the Agent, or its duly authorised representative, shall have received, not later than three Banking Days before the day on which the Drawdown Notice is given, the documents and evidence specified in schedule 3 in form and substance satisfactory to all of the Banks.

3.2  General conditions precedent
     ----------------------------

     The obligation of each Bank to contribute to the Loan is subject to the further conditions that at the date of the Drawdown Notice and on the Drawdown Date:

     (a) the representations and warranties set out in clause 10 are true and correct on and as of each such date as if each were made with respect to the facts and circumstances existing at such date; and
     (b) no Default shall have occurred and be continuing or would result from the making of the Loan.

3.3  Waiver of conditions precedent
     ------------------------------

     The conditions specified in clause 3.2 are inserted solely for the benefit of the Banks and may be waived on their behalf in whole or in part and with or without conditions by the Agent acting on the instructions of all of the Banks.

3.4  Notification
     ------------

     The Agent shall notify the Banks and the Borrower promptly after receipt by it of the documents and evidence referred to in clause 3.1 in form and substance satisfactory to it.

3.5  Conditions subsequent
     ---------------------

     (a) On or before 19th December 1997 the Borrower shall give formal notice to US WEST International B.V. under the A2000 Joint Venture Agreement of the Borrower's intention to sell its Ownership Interest in A2000 and shall, at the time of giving such formal notice, send a copy thereof by fax to the Agent .

     (b)  On or before:

          (i)    31st March 1998, in the case of the Israel Interests;

          (ii)   1st July 1998, in the case of the Ireland Interests; and

          (iii)  1st January 1999, in the case of the Malta Interests

          UII Newco shall propose to the other partner in UII, under article XII of the UII Partnership Agreement, that UII should sell the Israel Interests, the Ireland Interests and the Malta Interests to such other partner in accordance with such article XII. A copy of each such proposal shall be sent to the Agent at the time it is made to the other partner in UII. After each such proposal each of the Obligors shall, and shall procure that each other member of the Group shall, expeditiously exercise such sale or liquidity rights as it has under any applicable Joint Venture Agreements in respect of the Israel Interests, the Ireland Interests or, as the case may be, the Malta Interests.

     (c) If the Parent (or, in the case of Trnavatel s.r.o., Radio Public), as the legal and beneficial owner of all of the Ownership Interests in Kabel Net Holding, Kabel Net Brno, Santander de Cable S.A., Burgos S.A., UIH Spain, Inc. and Trnavatel s.r.o., has not entered into a binding commitment with respect to the sale of all such Ownership Interests before 31st March, 1998 on terms acceptable to the Agent (acting on the instructions of the Majority Banks) and including, without limitation, the transfer of the consideration for such sale (and, in the case of Kabel Net Holding and Kabel Net Brno, the transfer proceeds or (as the case may be) proceeds of repayment of the Kabel Net Loans) to the Borrower, such Ownership Interests (and, in the case of Kabel Net Holding and Kabel Net Brno, the Kabel Net Loans) shall be transferred forthwith to the Borrower so that the Borrower becomes the legal and beneficial owner of all of Kabel Net Holding, Kabel Net Brno, Santander de Cable S.A., Burgos S.A., UIH Spain, Inc. and Trnavatel s.r.o. (and, in the case of Kabel Net Holding and Kabel Net Brno, the Kabel Net Loans) and, on the same date as such transfer, the Borrower shall execute (i) an assignment and assumption agreement on similar terms as are set out in the Ownership Rights Security over Kabel Net Holding and Kabel Net Brno, (ii) a Security Document the terms of which are acceptable to the Agent (acting on the instructions of the Majority Banks) over all the Ownership Interests in Santander de Cable S.A., Burgos S.A., UIH Spain, Inc. and Trnavatel s.r.o. and
          (iii) a Deed of Pledge over the Kabel Net Loans. Clause 11.1(r)(ii) applies to this clause mutatis mutandis.

     (d) Within one month of the Completion Date each Obligor shall have adopted new articles the terms of which are acceptable to the Agent (acting on the instructions of the Majority Banks) and in particular so that (i) each Obligor is not empowered to have any Indebtedness or create any Encumbrances not permitted by this Agreement and (ii) the Security Trustee receives a special share providing it with certain rights (but no rights to income or capital, save for the return of the nominal amount of the special share upon a dissolution of the relevant Obligor).

     (e) If UIH Programming, Inc. or the Parent, as the legal and beneficial owner of all of the Ownership Interests in Ceska Programova, has not entered into a binding commitment with respect to the sale of all such Ownership

          Interests before 31st March, 1998 on terms acceptable to the Agent (acting on the instructions of the Majority Banks) and including, without limitation, the transfer of the consideration for such sale to the Borrower, such Ownership Interests shall be transferred forthwith to the Borrower so that the Borrower becomes the legal and beneficial owner of all of Ceska Programova and the Borrower shall by such date have provided to the Security Trustee an assignment as security of all the Ownership Interests in Ceska Programova. Clause 11.1(r)(ii) applies to this clause mutatis mutandis.

     (f)  The Borrower shall ensure that on or before 10th December, 1997:
          (i)    Media Reseaux modifies its articles of association by replacing article 11 with a standard clause d'agrement; and

          (ii) the Borrower has transferred seven of the shares in Media Reseaux to seven other persons (who may or may not be directors of Media Reseaux) and the holders of such shares have pledged such shares to the Security Trustee on the same terms and in substantially the same form as the Borrower has pledged its shares in Media Reseaux.

     (g) If the KTE Loans have not been converted into Ownership Interests in the respective borrowers before 31st March, 1998 the Borrower shall execute a Deed of Pledge over the KTE Loans. Clause 11.1(r)(ii) applies to this clause mutatis mutandis.

4    The Loan
     --------

4.1  Drawdown
     --------

     Subject to the terms and conditions of this Agreement, the Loan shall be made available to the Borrower following receipt by the Agent from the Borrower of a Drawdown Notice not later than 10 a.m. on the third Banking Day before the proposed Drawdown Date. A Drawdown Notice shall be effective on actual receipt by the Agent and, once given, shall, subject as provided in clause 5.7(a), be irrevocable.

4.2  Amount and application
     ----------------------

     Subject to the other terms of this Agreement, the Loan shall be U.S.$125,000,000 and shall be advanced in Dollars. The Borrower irrevocably authorises and instructs the Agent to remit the proceeds of drawing of the Loan as follows:

     (a)  as to U.S.$114,000,000, on behalf of the Borrower:

          (i) to or to the order of the Parent (whose receipt shall be a good discharge to the Agent) in satisfaction of the Borrower's present payment obligations under the Sale and Purchase Agreement; and

         (ii) to or to the order of the Agent in or towards satisfaction of the Borrower's present payment obligations under clause 7; and

     (b) as to U.S.$11,000,000, on behalf of the Borrower to the Interest Reserve Account.

4.3  Notification to Banks
     ---------------------

     As soon as practicable after receipt of a Drawdown Notice complying with the terms of this Agreement the Agent shall notify each Bank and, subject to clause 3, each of the Banks shall on the Drawdown Date make available to the Agent its portion of each Tranche in accordance with clause 8.2.

4.4  Termination of Commitments
     --------------------------

     Without prejudice to any other term of this Agreement, any part of the Commitments which is undrawn on the Termination Date or, if earlier, the Drawdown Date shall thereupon be automatically reduced to zero and no (or, if the Loan has been drawn, no further) advance shall be made to the Borrower under this Agreement thereafter.

5    Interest and Interest Periods; alternative interest rates
     ---------------------------------------------------------

5.1  Interest on the Loan
     --------------------

     The Borrower shall pay interest on each Tranche in Dollars in respect of each Interest Period relating thereto on each relevant Interest Payment Date (or, in the case of Interest Periods of more than three months, by instalments, the first three months from the commencement of the relevant Interest Period and the subsequent instalments at intervals of three months or, if shorter, the period from the date of the preceding instalment until the Interest Payment Date relative to such Interest Period) at the rate per annum determined by the Agent to be the aggregate of (i) the applicable Margin and (ii) LIBOR.

5.2  Interest Periods
     ----------------

     (a) The Borrower may by a Rollover Notice received by the Agent not later than 10 a.m. on the third Banking Day before the beginning of an Interest Period relating to a Tranche:

          (i) specify whether such Interest Period shall have a duration of one, two or three months or such other duration (not exceeding 6 months) as the Agent (acting on the instructions of the Majority Banks) may agree Provided that every Interest Period commencing on the Drawdown Date shall have a duration of one month; or

          (ii) specify that such Tranche shall be split into two or more Tranches or, if the next Interest Period for any Tranche would begin on the same day as the next Interest Period in respect of any other Tranche, specify that such Tranches be consolidated into one Tranche, in each case with effect from the beginning of the next Interest Period, provided that:

               (x) not more than three Tranches may be outstanding at any one time; and

               (y) each Tranche shall be of a minimum principal amount of U.S.$2,500,000 or a principal amount equal to the balance of the Loan.

     (b) Every Interest Period shall be of the duration specified pursuant to clause 5.2(a) but so that:

          (i) the initial Interest Period in respect of each Tranche will commence on the Drawdown Date and each subsequent Interest Period in respect of such Tranche will commence forthwith upon the expiry of the previous Interest Period in respect of such Tranche;

          (ii) if any Interest Period would otherwise overrun the Initial Repayment Date, then such Interest Period shall end on the Initial Repayment Date;

          (iii) (if the maturity of the Loan is extended pursuant to clause 6.1(b)) if any Interest Period would otherwise overrun the Final Repayment Date then such Interest Period shall end on the Final Repayment Date; and

          (iv) if the Borrower fails to specify the duration of an Interest Period in accordance with the provisions of clause 5.2(a) and this clause 5.2(b) such Interest Period shall have a duration of three months or such other period as shall comply with this clause 5.2(b).

5.3  Applicable Margin
     -----------------

     The Margin in relation to each Tranche and any unpaid sum due under this Agreement under clause 5.4 shall be the rate set out in column (I) below applicable from the date set out in column (II) below (irrespective of whether such date is an Interest Payment Date):

---------------------------------------------------------------------------------------
                       (I)                                       (II)
---------------------------------------------------------------------------------------
            Rate (per cent. per annum)                     The date falling:
            -------------------------                      -----------------
---------------------------------------------------------------------------------------
                      4.50                                on the Completion Date
---------------------------------------------------------------------------------------
                      5.00                          9 months after the Completion Date
---------------------------------------------------------------------------------------
                      5.50                          12 months after the Completion Date
---------------------------------------------------------------------------------------
                      6.00                          15 months after the Completion Date
---------------------------------------------------------------------------------------

5.4  Interest for late payment
     -------------------------

     If the Borrower fails to pay any sum (including, without limitation, any sum payable pursuant to this clause 5.4 on its due date for payment under this Agreement the Borrower shall pay interest on such sum from the due date up to the date of actual payment (as well after as before judgment) at
     a rate determined by the Agent pursuant to this clause 5.4.   The period
     beginning on such due date and ending on such date of payment shall be divided into successive periods of not more than three months as selected by the Agent (after consultation with the Banks so far as reasonably practicable in the circumstances) each of which (other than the first, which shall commence on such due date) shall commence on the last day of the preceding such period. The rate of interest applicable to each such period shall be the aggregate (as determined by the Agent) of (a) one per cent. per annum, (b) the applicable Margin and (c) LIBOR, unless such unpaid sum is an amount of principal which shall have become due and payable, by reason of a declaration by the Agent under clause 13.2(b) or a prepayment pursuant to clauses 6.3 or 15.1, other than on an Interest Payment Date relating thereto, in which case the first such period selected by the Agent shall end on such Interest Payment Date and interest shall be payable on such unpaid sum during such period at a rate one per cent above the rate applicable thereto immediately before it shall have become so due and payable. Interest under this clause 5.4 shall be due and payable on the last day of each period determined by the Agent pursuant to this clause
     5.4 or, if earlier, on the date on which the sum in respect of which such interest is accruing shall actually be paid. If, for the reasons specified in clause 5.7(a)(i) or 5.7(a)(ii), the Agent is unable to determine a rate in accordance with the foregoing provisions of this clause 5.4, each Bank shall promptly notify the Agent of the cost of funds to such Bank and interest on any sum not paid on its due date for payment shall be calculated for each Bank at a rate determined by the Agent to be one per cent per annum above the aggregate of the applicable Margin and the cost of funds to such Bank.

5.5  Notification of interest rate
     -----------------------------

     The Agent shall notify the Borrower and the Banks promptly of each rate of interest determined by it under this clause 5.

5.6  Reference Bank quotations
     -------------------------

     If any Reference Bank is unable or otherwise fails to furnish a quotation for the purpose of calculating LIBOR, the interest rate for the relevant Interest Period or other period shall be determined, subject to clause 5.7, on the basis of the quotations furnished by the remaining Reference Banks.

5.7  Market disruption; non-availability
     -----------------------------------

     (a) If on the Quotation Date in respect of the proposed Drawdown Date or any Interest Period the London interbank offered rates for deposits of Dollars for the relevant Interest Period are not displayed on the relevant page of the Reuter Monitor Money Rates Service (or any replacement therefor) and:

          (i) the Agent shall have determined, after consultation with the Reference Banks (which determination shall, in the absence of manifest error, be conclusive), that adequate and fair means do not exist for ascertaining LIBOR during such Interest Period; or

          (ii) none or only one of the Reference Banks supplies the Agent with a quotation for the purpose of calculating LIBOR; or

          (iii) the Agent shall have received notification from Banks with Contributions to any Tranche aggregating not less than one-third of the relevant Tranche (or, prior to the Drawdown Date,

                Commitments aggregating not less than one-third of the Total Commitments) that deposits in Dollars are not available to such Banks in the London Interbank Market in the ordinary course of business in sufficient amounts to fund their Contributions to the relevant Tranche or that LIBOR does not accurately reflect the cost to such Banks of obtaining such deposits;

          the Agent shall forthwith give notice (a "Determination Notice") to the Borrower and to each of the Banks and the Loan (if not already outstanding) shall not be made. A Determination Notice shall contain particulars of the relevant circumstances giving rise to its issue.

     (b) After the giving of any Determination Notice the Total Commitments shall not be borrowed until the circumstances giving rise to the issue of the Determination Notice have ceased.

     (c) During the period of 10 days after any Determination Notice has been given by the Agent under clause 5.7(a), each Bank shall certify an alternative basis (the "Substitute Basis") for making available or, as the case may be, maintaining its Contribution to the relevant Tranche. The Substitute Basis may (without limitation) include alternative interest periods, alternative currencies or alternative rates of interest but shall include a margin above the cost of funds to such Bank equivalent to the Margin. Each Substitute Basis so certified shall be binding upon the Borrower and shall take effect in accordance with its terms from the date specified in the Determination Notice until such time as none of the circumstances specified in clause 5.7(a) continues to exist, whereupon the normal interest rate fixing provisions of this Agreement shall apply.

6    Repayment, prepayment and cancellation
     --------------------------------------

6.1  Repayment
     ---------

     The Borrower shall repay the Loan either:

     (a)  in full on the Initial Repayment Date; or

     (b)  in the event that:

          (i) the Agent receives an Extension Notice from the Borrower (which notice shall be effective only on actual receipt by the Agent and, once given, shall be irrevocable) not later than the thirtieth day before the Initial Repayment Date evidencing satisfaction of the Extension Conditions as at the date of delivery of the Extension Notice; and

          (ii) the Extension Conditions are satisfied on each day during the period commencing on the date of receipt by the Agent of the Extension Notice and ending on the Initial Repayment Date (both dates inclusive)

          in full on the Final Repayment Date.

6.2  Voluntary prepayment
     --------------------

     The Borrower may, without premium or penalty, prepay the Loan (in whole or in part provided that, in the case of part, the amount of such part is a minimum of U.S.$2,500,000 and an integral multiple of U.S.$2,500,000) at any time subject to the provisions of this clause 6.

6.3  Additional voluntary prepayment
     -------------------------------

     The Borrower may also prepay (in whole but not in part only), without premium or penalty, but without prejudice to its obligations under clauses 5.7, 8.5 and 15.2, the Contribution of any Bank to which the Borrower shall have become obliged to pay additional amounts under clause 5.7, 8.5 or 15.2.

6.4  Amounts payable on prepayment
     -----------------------------

     Any prepayment under this Agreement shall be made in Dollars together with:
     (a) accrued interest to the date of prepayment; (b) any additional amount payable under clause 5.7, 8.5 or 15.2; and (c) all other sums payable by the Borrower to the relevant Bank under this Agreement including, without limitation, any amounts payable under clause 14.1.

6.5  Mandatory prepayment
     --------------------

     The Borrower undertakes to apply amounts equal to all of (or, in the case of a disposal of an Ownership Interest in a member of the Group which is neither a

     Subsidiary of the Borrower nor a Key Group Member, to procure that amounts equal to the proportion referred to in (a) below are applied):

     (a) the proportion of the Net Disposal Proceeds of Ownership Interests in other members of the Group which is attributable to the Borrower's (direct or indirect) Ownership Interests in such other members;

     (b)  the Net Disposal Proceeds of any of the UIH Shares;

     (c) the proportion of the Net Disposal Proceeds of other assets of members of the Group, other than assets disposed of pursuant to clause 11.2(c)(iii), which is attributable to the Borrower's (direct or indirect) Ownership Interests in such members;

     (d) (except for the proceeds of subscriptions made by the Parent in order to prevent the occurrence of an Event of Default under clause 13.1(s)(iii)) the proceeds of subscriptions for new Ownership Interests in the Borrower or any other member of the Group by persons which are not members of the Group;

     (e) (except for the proceeds of Borrowed Money made available by the Parent in order to prevent the occurrence of an Event of Default under clause 13.1(s)(iii)) the proceeds of all Borrowed Money (including Pledged Debt (other than the Reorganisation Loans and the Subsidiary Loans), but excluding other Permitted Borrowings) made available to members of the Group by persons which are not members of the Group;

     (f) the proceeds of repayment of, and of all interest payments in respect of, the Subsidiary Loans and the KTE Loans; and

     (g) the proportion of the proceeds of repayment of, and of all interest payments in respect of, the Princes Loan which is attributable to the Borrower's interest in the Princes Loan by means of its indirect Ownership Interest in UII-Ireland Ltd.

     in prepayment of the Loan in the following manner:

     (i) all amounts equal to or greater than U.S.$2,500,000 (or its equivalent) shall, subject to clause 12(a) and if the Borrower is so instructed by the Agent (acting on the instructions of the Majority Banks), be immediately converted into Dollars (if not already denominated in Dollars) and shall be applied in or towards prepayment of the Loan forthwith upon receipt by a member of the Group; and

     (ii) (if the Borrower is not instructed as referred to in (i) above) all amounts shall, subject to clause 12(a), be immediately converted into Dollars (if not already denominated in Dollars) and shall be paid directly into the Disposal Proceeds Account forthwith upon receipt by a member of the Group. The balance on the Disposal Proceeds Account shall, subject to clause 12(a), be applied in or towards prepayment of the Loan on the earlier of (x) the date falling 35 days after the date on which such balance was last equal to zero and (y) the next following Interest Payment Date.

6.6  Prepayments generally
     ---------------------

     No prepayment may be effected under this clause 6 unless the Borrower shall have given the Agent at least 5 Banking Days' notice of its intention to make such prepayment (which the Borrower undertakes to give in the case of a prepayment required to be made by clause 6.5). Every notice of prepayment shall be effective only on actual receipt by the Agent, shall be irrevocable and shall oblige the Borrower to make such prepayment on the date specified. The Borrower may not prepay the Loan or any part thereof save as expressly provided in this Agreement.

7    Fees and expenses
     -----------------

7.1  Fees
     ----

     The Borrower shall pay to the Agent (in the case of (a), (b) and (c) below, whether or not any part of the Commitments is ever advanced):

     (a) a signing fee of an amount agreed between the Borrower and the Agent in a letter of even date, payable in accordance with the terms of such letter for the account of the Arrangers;

     (b) on the date of this Agreement and on each anniversary thereof until all moneys owing under this Agreement have been paid in full, for the account of the Agent, an agency fee of an amount agreed between the Borrower and the Agent in a letter of even date;

     (c)  on the Drawdown Date (or, if the Loan is not drawn, the Termination
          Date), for the account of each Bank, commitment commission computed from the date of this Agreement at the rate of 0.5 per cent. per annum on the daily undrawn and uncancelled amount of such Bank's Commitment; and

     (d) additional fees of 0.5 per cent. of the amount of the Loan, for the account of each Bank pro rata, payable on the date falling nine months after the Completion Date and on each of the dates falling at three monthly intervals thereafter until all moneys owing under this Agreement have been paid in full.

7.2  Expenses
     --------

     The Borrower shall pay to the Agent on demand:

     (a) all expenses (including reasonable legal, printing and out-of-pocket expenses) incurred by the Agent, the Security Trustee and the Arrangers in connection with the negotiation, preparation and execution of this Agreement and the Security Documents, the syndication of the Facility, the preparation and distribution of the Information Memorandum and advertising in connection with this Agreement and of any amendment or extension of, or the granting of any waiver or consent under, this Agreement or the Security Documents together with interest at the rate referred to in clause 5.4 from the date of demand for payment of such expenses to the date of payment (as well after as before judgment); and

     (b) all expenses (including legal and out-of-pocket expenses) incurred by the Agent, the Security Trustee, the Arrangers, the Banks or any of them in contemplation of, or otherwise in connection with, the enforcement or attempted enforcement of, or preservation or attempted preservation of any rights under, this Agreement and/or the Security Documents, including, without limitation, after the occurrence of a Default or if otherwise agreed with the Borrower, the fees and expenses of accountants or other experts incurred in relation to any investigation into the affairs of the Borrower or any other member of the Group, or otherwise in respect of the moneys owing under this Agreement and/or the Security Documents, together with interest at the rate referred to in clause 5.4 from the date on which such expenses were incurred to the date of payment (as well after as before judgment).

7.3  Value Added Tax
     ---------------

     All fees and expenses payable pursuant to this clause 7 shall be paid together with an amount equal to any value added tax payable by the Agent, the Security Trustee, the Arrangers or any Bank in respect of such fees and expenses.

7.4  Stamp and other duties
     ----------------------

     The Borrower shall pay all stamp, documentary, registration or other similar duties or Taxes (including any such duties or Taxes payable by, or assessed on, the Banks or the Agent or the Security Trustee or the Arrangers) imposed on or in connection with this Agreement and/or the Security Documents or the Facility (other than those imposed by reason of any assignment or novation by any Bank) and shall indemnify the Agent, the Security Trustee, the Arrangers and the Banks against any liability arising by reason of any delay or omission by the Borrower to pay such duties or Taxes.

8    Payments and Taxes; accounts and calculations
     ---------------------------------------------

8.1  No set-off or counterclaim; distribution to the Banks
     -----------------------------------------------------

     All payments to be made by the Obligors under this Agreement and/or the Security Documents shall be made in full, without any set-off or counterclaim whatsoever and, subject as provided in clause 8.5, free and clear of any deductions or withholdings, in Dollars (except for costs, charges or expenses which shall be payable in the currency in which they are incurred) on the due date to the account of the Agent at such bank as the Agent may from time to time specify for this purpose. Save where this Agreement and/or the Security Documents provide for a payment to be made for the account of the Agent (for its own account), the Arrangers, the Security Trustee or a particular Bank (including, without limitation, clauses 6.3, 7, 8.5, 14.1, 14.3, 15.1 and 15.2), in which case the Agent shall distribute the relevant payment to the person concerned, payments to be made by any Obligor under this Agreement and/or the Security Documents shall be for the account of all the Banks and the Agent shall forthwith distribute such payments in like funds as are received by the Agent to the Banks rateably in accordance with their Commitments or Contributions, as the case may be.

8.2  Payments by the Banks
     ---------------------

     All sums to be advanced by the Banks to the Borrower under this Agreement shall be remitted in Dollars on the Drawdown Date to the account of the Agent at such bank as the Agent may have notified to the Banks and shall be paid by the Agent on such date in like funds as are received by the Agent in accordance with the Borrower's irrevocable authorisation and instruction contained in clause 4.2.

8.3  Non-Banking Days
     ----------------

     When any payment under this Agreement would otherwise be due on a day which is not a Banking Day, the due date for payment shall be postponed to the next following Banking Day unless such Banking Day falls in the next calendar month in which case payment shall be made on the immediately preceding Banking Day. If any date or day specifically referred to in this Agreement is not a Banking Day all references thereto shall be deemed to be to the immediately preceding Banking Day.

8.4  Agent may assume receipt
     ------------------------

     Where any sum is to be paid under this Agreement to the Agent for the account of another person, the Agent may assume that the payment will be made when due and may (but shall not be obliged to) make such sum available to the person so entitled. If it proves to be the case that such payment was not made to the Agent, then the person to whom such sum was so made available shall on request refund such sum to the Agent together with interest thereon sufficient to compensate the Agent for the cost of making available such sum up to the date of such repayment and the person by whom such sum was payable shall indemnify the Agent for any and all loss or reasonable expense which the Agent may sustain or incur as a consequence of such sum not having been paid on its due date.

8.5  Grossing-up for Taxes
     ---------------------

     Subject to clause 8.6, if at any time any Obligor is required to make any deduction or withholding in respect of Taxes from any payment due under this Agreement and/or the Security Documents for the account of any Bank, the Arrangers, the Security Trustee or the Agent (or if the Agent is required to make any such deduction or withholding from a payment to the Arrangers, the Security Trustee or a Bank), the sum due from the relevant Obligor in respect of such payment shall, subject to the Banks' compliance with clause 8.8(b), be increased to the extent necessary to ensure that, after the making of such deduction or withholding, each Bank, the Arrangers, the Security Trustee and the Agent receives on the due date for such payment (and retains, free from any liability in respect of such deduction or withholding) a net sum equal to the sum which it would have received had no such deduction or withholding been required to be made and the relevant Obligor shall indemnify each Bank, the Arrangers, the Security Trustee and the Agent against any losses or costs incurred by any of them by reason of any failure of such Obligor to make any such deduction or withholding or by reason of any increased payment not being made on the due date for such payment. The relevant Obligor shall promptly deliver to the Agent any receipts, certificates or other proof evidencing the amounts (if any) paid or payable in respect of any such deduction or withholding.

8.6  Qualifying Banks
     ----------------

     If any Bank is not or ceases to be a Qualifying Bank then it shall promptly notify the relevant Obligor upon becoming aware of the same and the relevant Obligor shall not be obliged to pay such Bank under clause 8.5 any amount in excess of the amount it would have been obliged to pay if such Bank was or had not ceased to be a Qualifying Bank provided that this clause 8.6 shall not apply (and the relevant Obligor shall be obliged to comply with its obligations under clause 8.5) if after today's date there shall have been any change in, or in the interpretation or application of, any relevant law, directive, treaty (including, without limitation, any applicable double tax treaty) or regulation or practice of any applicable taxation authority and as a result thereof the relevant Bank ceases to be a Qualifying Bank or the relevant Obligor will be required to make deduction or withholding on account of tax irrespective of whether the recipient of the relevant payment is or is not a Qualifying Bank. Each Bank confirms to each of the Obligors that it is a Qualifying Bank.

8.7  Claw-back of Tax benefit
     ------------------------

     If following any such deduction or withholding as is referred to in clause
     8.5 the Agent, the Arrangers, the Security Trustee or any Bank shall receive or be granted a credit against or remission for any Taxes payable by it, the Agent, the Arrangers, the Security Trustee or such Bank shall, subject to the relevant Obligor having made any increased payment in accordance with clause 8.5 and to the extent that the Agent, the Arrangers, the Security Trustee or such Bank can do so without prejudicing the retention of the amount of such credit or remission and without prejudice to the right of the Agent, the Arrangers, the Security Trustee or such Bank to obtain any other relief or allowance which may be available to it, reimburse the relevant Obligor with such amount as the Agent, the Arrangers, the Security Trustee or such Bank shall in its absolute discretion certify to be the proportion of such credit or remission as will leave the Agent, the Arrangers, the Security Trustee or such Bank (after such reimbursement) in no worse position than it would have been in had there been no such deduction or withholding from the payment by the relevant Obligor as aforesaid. Such reimbursement shall be made forthwith upon the Agent, the Arrangers, the Security Trustee or such Bank certifying that the amount of such credit or remission has been received by it. Nothing contained in this Agreement shall oblige the Agent, the Arrangers, the Security Trustee or any Bank to rearrange its tax affairs or to disclose any information regarding its tax affairs and computations. Without prejudice to the generality of the foregoing, the Obligors shall not, by virtue of this clause 8.7, be entitled to enquire about the Agent's, the Arrangers, the Security Trustee's or any Bank's tax affairs.

8.8  Certification to secure a Tax benefit
     -------------------------------------

     If, in order to make any payment due under this Agreement to the Agent, the Arrangers, the Security Trustee or any Bank without deduction or withholding for or on account of Taxes or to secure the benefit of any reduced rate of such deduction or withholding, the Borrower requires a direction from or the consent of a government or taxing authority:

     (a) the Borrower agrees to use its reasonable endeavours to complete (accurately and in a manner reasonably satisfactory to the Agent, the Security Trustee, the Arrangers or such Bank), execute, arrange for any required certification of, and deliver to the Agent, the Security Trustee, the Arrangers or such Bank, or such government or taxing authority as the Agent, the Security Trustee, the Arrangers or such Bank directs, any form or document reasonably required of it, and to provide such information that the Agent, the Security Trustee, the Arrangers, such Bank or such government or taxing authority may reasonably require or request in order to assist or enable the Agent, the Security Trustee, the Arrangers or such Bank to secure that such a direction or consent is given to the Borrower in respect of any payment. The Borrower shall perform its obligations under this sub-paragraph (a) promptly upon the earlier of:

          (i) being notified that the form, document or information is required or requested; and

          (ii) demand being made by the Agent, the Security Trustee, the Arrangers, such Bank or the relevant government or taxing authority,

          as the case may be; and

     (b) the Agent, the Security Trustee, the Arrangers and each such Bank agrees to use its reasonable endeavours to complete (accurately and in a manner reasonably satisfactory to the Borrower), execute, arrange for any required certification of, and deliver to the Borrower, or such government or taxing authority as the Borrower directs, any form or document reasonably required of it, and to provide such information that the Borrower or such government or taxing authority may reasonably require or request in order to assist or enable the Borrower to secure that such a direction or consent is given to the Borrower in respect of any payment. The obligations of the Agent, the Security Trustee, the Arrangers and such Bank under this sub-clause
          (b) shall be performed within 30 days of reasonable demand by the Borrower.

8.9  Bank accounts
     -------------

     Each Bank shall maintain, in accordance with its usual practices, an account or accounts evidencing the amounts from time to time lent by, owing to and paid to it under this Agreement. The Agent shall maintain a control account showing the sums owing by the Borrower under this Agreement and all payments in respect thereof made by the Obligors from time to time. The control account shall, in the absence of manifest error, be conclusive as to the amount from time to time owing by the Borrower under this Agreement.

8.10 Partial payments
     ----------------

     If, on any date on which a payment is due to be made by any Obligor under this Agreement and/or the Security Documents, the amount received by the Agent from the relevant Obligor falls short of the total amount of the payment due to be made by the relevant Obligor on such date then, without prejudice to any rights or remedies available to the Agent and the Banks under this Agreement and/or the Security Documents, the Agent shall apply the amount actually received from the relevant Obligor in or towards discharge of the obligations of the Borrower under this Agreement and the Security Documents in the following order, notwithstanding any appropriation made, or purported to be made, by the relevant Obligor:

     (a) firstly, in or towards payment of any unpaid fees, costs and expenses of the Agent under this Agreement and/or the Security Documents;

     (b) secondly, in or towards payment in accordance with the terms of the letter referred to in clause 7.1(a) of any portion of the signing fee payable under clause 7.1(a) which remains unpaid;

     (c) thirdly, in or towards payment to the Banks, on a pro rata basis, of any portion of the additional fee payable under clause 7.1(d) or the commitment commission payable under clause 7.1(c) which remains unpaid;

     (d) fourthly, in or towards payment to the Banks, on a pro rata basis, of any accrued interest which shall have become due but remains unpaid;

     (e) fifthly, in or towards payment to the Banks, on a pro rata basis, of any principal which shall have become due but remains unpaid; and

     (f) sixthly, in or towards payment of any other sum which shall have become due but remains unpaid (and, if more than one such sum so remains unpaid, on a pro rata basis).

     The order of application set out in this clause 8.10(c) - 8.10(f) shall be varied by the Agent if all Banks so direct, without any reference to, or consent or approval from, the Borrower.

8.11 Calculations
     ------------

     All interest and other payments of an annual nature under this Agreement shall accrue from day to day and be calculated on the basis of actual days elapsed and a 360 day year. In calculating the actual number of days elapsed in a period which is one of a series of consecutive periods with no interval between them or a period on the last day of which any payment falls to be made in respect of such period, the first day of such period shall be included but the last day excluded.

8.12 Certificates conclusive
     -----------------------

     Any certificate or determination of the Agent or any Bank as to any rate of interest or any amount payable under this Agreement shall, in the absence of manifest error, be conclusive and binding on the Obligors and (in the case of a certificate or determination by the Agent) on the Banks.

9    Guarantee
     ---------

9.1  Covenant to pay
     ---------------
     In consideration of the Banks making the Loan to the Borrower pursuant to this Agreement the Guarantors hereby irrevocably and unconditionally:

     (a) jointly and severally guarantee to each Bank, the Arrangers, the Security Trustee and the Agent the due performance by the Borrower of all of its obligations under or pursuant to this Agreement; and

     (b) jointly and severally guarantee to each Bank, the Arrangers, the Security Trustee and the Agent the payment of all moneys now or hereafter due, owing or incurred by the Borrower under or pursuant to this Agreement when the same become due whether by acceleration or otherwise.

9.2  Guarantors as principal debtors; indemnity
     ------------------------------------------

     As a separate and independent stipulation, but subject always to the provisions of clause 9.1, the Guarantors jointly and severally agree that if any purported obligation or liability of the Borrower which would have been the subject of this Guarantee had it been valid and enforceable is not or ceases to be valid or enforceable against the Borrower on any ground whatsoever whether or not known to the Banks or any of them or the Agent, the Security Trustee or the Arrangers (including, without limitation, any irregular exercise or absence of any corporate power or lack of authority of, or breach of duty by, any person purporting to act on behalf of the Borrower or any legal or other limitation, or any disability or Incapacity or any change in the constitution of the Borrower) the Guarantors shall nevertheless be jointly and severally liable in respect of that purported obligation or liability as if the same were fully valid and enforceable and each Guarantor was the principal debtor in respect thereof. The Guarantors hereby irrevocably and unconditionally jointly and severally agree to indemnify and keep indemnified the Agent, the Arrangers, the Security Trustee and the Banks against any loss or liability arising from any failure of the Borrower to perform or discharge any such purported obligation or liability or from any invalidity or unenforceability of any of the same against the Borrower.

9.3  Limitation
     ----------
     Notwithstanding the other provisions of this clause 9, the liability of each Guarantor under this Guarantee is limited to the greater of:

     (a) the amount by which such Guarantor's assets on the Completion Date (being (i) in the case of KTE Newco, its Ownership Interests in KTE and CNBH, (ii) in the case of UII Newco, its Ownership Interests in UII, and (iii) in the case of Kabelkom Newco, its Ownership Interests in Kabelkom) exceed the principal amount of the Reorganisation Loan owing by such Guarantor on such date; and

     (b) the distributable reserves of such Guarantor at each date on which demand is made under this Guarantee, for which purpose "distributable reserves" means the shareholders' equity of the relevant Guarantor as far as it exceeds the sum of the amount of the paid and called up part of the capital and the reserves which must be maintained under the law or the articles.

     For the avoidance of doubt, the making of a demand under this Guarantee shall not preclude the making of a further or subsequent demand.

9.4  No security taken by Guarantors
     -------------------------------

     The Guarantors hereby jointly and severally warrant that they have not taken or received, and undertake that until all the Guaranteed Liabilities have been paid or discharged in full, they will not take or receive, the benefit of any security from the Borrower or any other person in respect of their obligations under this Guarantee save as may be agreed by the Majority Banks.

9.5  Interest
     --------

     Each Guarantor agrees to pay interest on each amount demanded of it under this Guarantee from the date of such demand until payment (as well after as before judgment) at the rate specified in clause 5.4. Such interest shall be compounded at the end of each period determined for this purpose by the Agent in the event of it not being paid when demanded but without prejudice to the Agents, each Arranger's, the Security Trustee's and each Bank's right to require payment of such interest.

9.6  Continuing security and other matters
     -------------------------------------

     This Guarantee shall, subject to the provisions of clause 9.1:

     (a) extend to the ultimate balance from time to time owing to the Banks and/or the Agent and/or the Arrangers and/or the Security Trustee by the Borrower and shall be a continuing guarantee, notwithstanding any settlement of account or other matter whatsoever;

     (b) be in addition to any present or future Collateral Instrument, right or remedy held by or available to the Banks or any of them, the Arrangers or either of them, the Security Trustee or the Agent; and

     (c) not be in any way prejudiced or affected by the existence of any such Collateral Instrument, rights or remedies or by the same becoming wholly or in part void, voidable or unenforceable on any ground whatsoever or by the Agent, the Security Trustee, the Arrangers or either of them or the Banks or any of them dealing with, exchanging, varying or failing to perfect or enforce any of the same or giving time for payment or indulgence or compounding with any other person liable.

9.7  New accounts
     ------------

     If this Guarantee ceases to be continuing for any reason whatsoever each Bank may nevertheless continue any account of the Borrower or open one or more new accounts and the liability of each Guarantor under this Guarantee shall not in any manner be reduced or affected by any subsequent transactions or receipts or payments into or out of any such account.

9.8  Liability unconditional
     -----------------------

     The liability of each Guarantor shall not be affected nor shall this Guarantee be discharged or reduced by reason of:

     (a) the Incapacity or any change in the name, style or constitution of any Obligor or any other person liable; or
     (b) the Agent, the Security Trustee, either of the Arrangers or any of the Banks granting any time, indulgence or concession to, or compounding with, discharging, releasing or varying the liability of any other Obligor or any other person liable or renewing, determining, varying or increasing any accommodation, facility or transaction or otherwise dealing with the same in any manner whatsoever or concurring in, accepting or varying any compromise, arrangement or settlement or omitting to claim or enforce payment from any Obligor or any other person liable; or
     (c) any act or omission which would not have discharged or affected the liability of such Guarantor had it been a principal debtor instead of a guarantor or by anything done or omitted which but for this provision might operate to exonerate such Guarantor.

9.9  Collateral Instruments
     ----------------------

     None of the Banks, the Arrangers, the Security Trustee and the Agent shall be obliged to make any claim or demand on the Borrower or to resort to any Collateral Instrument or other means of payment now or hereafter held by or available to them or it before enforcing this Guarantee and no action taken or omitted by any of the Banks, either of the Arrangers, the Security Trustee or the Agent in connection with any such Collateral Instrument or other means of payment shall discharge, reduce, prejudice or affect the liability of any Guarantor under this Guarantee nor shall any of the Banks, either of the Arrangers, the Security Trustee or the Agent be obliged to apply any money or other property received or recovered in consequence of any enforcement or realisation of any such Collateral Instrument or other means of payment in reduction of the Guaranteed Liabilities.

9.10 Waiver of Guarantors' rights
     ----------------------------

     Until all the Guaranteed Liabilities have been paid, discharged or satisfied in full (and notwithstanding payment of a dividend in any liquidation or under any compromise or arrangement) each Guarantor agrees that, without the prior written consent of the Agent, it will not:

     (a) exercise its rights of subrogation, reimbursement and indemnity against any other Obligor or any other person liable; or

     (b) demand or accept any security to be executed in respect of any of its obligations under this Guarantee or any other Indebtedness now or hereafter due to such Guarantor from any other member of the Group or from any other person liable; or

     (c) take any step or enforce any right against any other Obligor or any other person liable in respect of any Guaranteed Liabilities; or

     (d) exercise any right of set-off or counterclaim against any other Obligor or any other person liable or claim or prove or vote as a creditor in competition with the Agent, either of the Arrangers, the Security Trustee or any of the Banks in the liquidation, administration or other insolvency proceeding of any other Obligor or any other person liable or have the benefit of, or share in, any payment from, or composition with, any other Obligor or any other person liable or any other Collateral Instrument now or hereafter held by the Agent, either of the Arrangers, the Security Trustee or any of the Banks for any Guaranteed Liabilities or for the obligations or liabilities of any other person liable but so that, if so directed by the Agent, it will prove for the whole or any part of its claim in the liquidation of any other Obligor on terms that the benefit of such proof and of all money received by it in respect thereof shall be held on trust for the Banks, the Arrangers, the Security Trustee and the Agent and applied in or towards discharge of the Guaranteed Liabilities in such manner as the Agent shall deem appropriate.

9.11 Suspense accounts
     -----------------

     Any money received in connection with this Guarantee (whether before or after any Incapacity of any Obligor) may be placed to the credit of a suspense account with a view to preserving the rights of the Banks, the Arrangers, the Security Trustee and the Agent to prove for the whole of their respective claims against any Obligor or any other person liable or may be applied in or towards satisfaction of the Guaranteed Liabilities as the Agent may from time to time conclusively determine in its absolute discretion.

9.12 Settlements conditional
     -----------------------

     Any release, discharge or settlement between any Guarantor and the Agent, the Security Trustee, either of the Arrangers or any of the Banks shall be conditional upon no security, disposition or payment to the Agent, either of the Arrangers, the Security Trustee or any of the Banks by any Obligor or any other person liable being void, set aside or ordered to be refunded pursuant to any enactment or law relating to bankruptcy, liquidation, administration or insolvency or for any other reason whatsoever and if such condition shall not be fulfilled the Banks, the Arrangers, the Security Trustee and the Agent shall be entitled to enforce this Guarantee subsequently as if such release, discharge or settlement had not occurred and any such payment had not been made.

9.13 Guarantors to deliver up certain property
     -----------------------------------------

     If, contrary to clauses 9.4 or 9.10, any Guarantor takes or receives the benefit of any security or receives or recovers any money or other property, such security, money or other property shall be held on trust for the Agent, the Arrangers, the Security Trustee and the Banks and shall be delivered to the Agent on demand.

9.14 Retention of this guarantee
     ---------------------------

     The Banks, the Arrangers, the Security Trustee and the Agent shall be entitled to retain this Guarantee after as well as before the payment or discharge of all the Guaranteed Liabilities for such period as the Agent may reasonably determine.

9.15 Changes in constitution or reorganisations of Banks
     ---------------------------------------------------

     For the avoidance of doubt and without prejudice to the provisions of clause 18, this Guarantee shall remain binding on each Guarantor notwithstanding any change in the constitution of the Banks or any of them or the Arrangers or either of them, the Security Trustee or the Agent or their or its absorption in, or amalgamation with, or the acquisition of all or part of their or its undertaking or assets by, any other person, or any reconstruction or reorganisation of any kind, to the intent that this Guarantee shall remain valid and effective in all respects in favour of any successor in title of the Banks, the Arrangers, the Security Trustee and the Agent, any Substitute, any successor Agent appointed pursuant to clause
     18.13 and any successor Security Trustee appointed pursuant to the Security Trust Deed in the same manner as if such successor in title, Substitute, successor Agent or successor Security Trustee had been named in this Guarantee as a party instead of, or in addition to, the relevant Bank, the relevant Arranger, the Security Trustee or the Agent, as the case may be.

9.16 Other guarantors
     ----------------

     Each Guarantor agrees to be bound by this Guarantee notwithstanding that any other person intended to execute or to be bound by any other guarantee or assurance under or pursuant to this Agreement may not do so or may not be effectually bound and notwithstanding that such other guarantee or assurance may be determined or be or become invalid or unenforceable against any other person, whether or not the deficiency is known to the Banks or any of them, the Agent, the Security Trustee or the Arrangers or either of them.

9.17 Covenant by the Guarantors
     --------------------------

     Each Guarantor agrees that it will not agree to the admission of a new partner (other than in substitution for an existing partner) to any Joint Venture Agreement to which such Guarantor is from time to time a party.

10   Representations and warranties
     ------------------------------

10.1 Repeated representations and warranties
     ---------------------------------------

     Each Obligor jointly and severally represents and warrants to each of the Banks, the Arrangers, the Security Trustee and the Agent that:

     (a)  Due incorporation of Corporate Group Members: all of the Corporate
          --------------------------------------------
          Group Members are duly incorporated and validly existing under the laws of the respective jurisdictions of their incorporation and have power to carry on their respective businesses as they are now being conducted and to own their respective property and other assets;

     (b)  Due formation of Partnership Group Members: all of the Partnership
          ------------------------------------------
          Group Members are partnerships duly formed, and validly existing under the laws of the respective jurisdictions of their formation and have the power and authority to carry on their respective businesses as they are now being conducted and to own their respective property and other assets. Each Partnership Group Member is duly qualified, in good standing and authorised to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorisation;

     (c)  Power to borrow etc.: each Obligor has power to execute, deliver and
          --------------------
          perform its obligations under this Agreement and the Security Documents to which it is a party and to borrow the Commitments; all necessary corporate, shareholder and other action has been taken to authorise the execution, delivery and performance of the same and no limitation on the powers of the Borrower to borrow or on the powers of any Guarantor to give guarantees will be exceeded as a result of borrowings under this Agreement or as a result of the giving of the Guarantee;

     (d)  Binding obligations: this Agreement constitutes, and the Security
          -------------------
          Documents to which it is a party, when executed and delivered by the relevant Obligor, will constitute, valid and legally binding obligations of such Obligor enforceable in accordance with their respective terms subject to the qualifications contained in the legal opinions referred to in schedule 3 and mandatory provisions of law affecting creditors' rights generally;

     (e)  No conflict with other obligations: the execution and delivery of, the
          ----------------------------------
          performance of its obligations under, and compliance with the provisions of, this Agreement and the Security Documents to which it is a party by the Obligors will not (i) contravene any existing applicable law, statute, rule or regulation or any judgment, decree or permit to which any Obligor is subject, (ii) conflict with, or result in any breach of any of the terms of, or constitute a default under, any agreement or other instrument to which any Obligor is a party or is subject or by which it or any of its property is bound, (iii) contravene or conflict with any provision of any Obligor's constitutive documents, (iv) breach in any material respect any term of the Joint Venture Agreements or Licences or Necessary Authorisations or (v) save for the Encumbrances granted to the Security Trustee pursuant to the Security Documents, result in the creation or imposition of or oblige any member of the Group to create any Encumbrance (other than a Permitted Encumbrance) on any member of the Group's undertakings, assets, rights or revenues;

     (f)  No filings required: save for the filings, registrations and
          -------------------
          notarisations referred to in the legal opinions referred to in schedule 3, it is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of this Agreement or the Security Documents that any of them or any other instrument be notarised, filed, recorded, registered or enrolled in any court, public office or elsewhere in any Relevant Jurisdiction or that any stamp, registration or similar tax or charge be paid in any Relevant Jurisdiction on or in relation to this Agreement or any of the Security Documents and this Agreement and the Security Documents are in proper form for their enforcement in the courts of any Relevant Jurisdiction;

     (g)  No litigation: no litigation, arbitration or administrative proceeding
          -------------
          is taking place, pending or, to the knowledge of the officers of any Obligor, threatened against any member of the Group which, if adversely determined, would or is reasonably likely to have a Material Adverse Effect;

     (h)  Financial statements correct and complete:
          -----------------------------------------

          (i) the financial statements of each Key Group Member (other than the Obligors) in respect of the financial year ended on 31st December 1996 as delivered to the Agent have been prepared in accordance with GAAP which principles have been consistently applied and present fairly and accurately the financial position of such Key Group Member as at such date and the results of the operations of the operations of such Key Group Member for the financial year ended on such date and, as at such date, no Key Group Member had any significant liabilities (contingent or otherwise) or any losses which are not disclosed by, or reserved against or provided for in, such financial statements;

          (ii) the unaudited quarterly management accounts for each Key Group Core Member delivered to the Agent pursuant to clause 3.1 and paragraph (n) of schedule 3 have been prepared in accordance with GAAP which principles have been consistently applied and present fairly and accurately the results of the operations of such Key Group Core Member for the relevant period; and

          (iii) the Management Base Case has been prepared based upon historical financial information and upon the assumptions set forth therein, which assumptions were reasonable when made and are reasonable on the date hereof;

     (i)  No material adverse change: there has been no material adverse change
          --------------------------
          in the financial position of any Key Group Member from that set forth in the financial statements referred to in clause 10.1(h)(i) and (ii);

     (j)  Choice of law: the choice by the Obligors of English law to govern
          -------------
          this Agreement and the submission by the Obligors to the non-exclusive jurisdiction of the High Court of Justice in England are valid and binding;

     (k)  Title to assets: each Obligor is the legal and beneficial owner of and
          ---------------
          has good and marketable title to its assets free and clear of any Encumbrance other than Permitted Encumbrances;

     (l)  Intellectual Property Rights:
          ----------------------------

          (i) the Intellectual Property Rights owned by or licensed to each member of the Group are free from any Encumbrance (save for Permitted Encumbrances) and any other rights or interests in favour of third parties;

          (ii) the Intellectual Property Rights owned by or licensed to each member of the Group are all the Intellectual Property Rights required by them in order to carry on, maintain and operate in all material respects their respective businesses, properties and assets and no member of the Group in carrying on its business infringes any Intellectual Property Rights of any third party where any action taken by such third party in respect of any such infringement would or is reasonably likely to have a Material Adverse Effect; and

          (iii) no Intellectual Property Rights owned by any member of the Group are being infringed, nor is there any threatened infringement of any such Intellectual Property Rights which, in either case, would or is reasonably likely to have a Material Adverse Effect;

     (m)  Copyright matters: each member of the Group has obtained all consents
          -----------------
          and taken all other action required in connection with the secondary transmission by it of any broadcast television signals (other than where failure to do so would not, or is not reasonably likely to, have a Material Adverse Effect) and no member of the Group has any knowledge, nor is it aware of any claim, that it is or may be liable to any person for any copyright infringement of any nature whatsoever as a result of the operation of its business which liability would or is reasonably likely to have a Material Adverse Effect;

     (n)  Ownership Interests: all shares issued by each Corporate Group Member
          -------------------
          to a member of the Group have been validly allotted and all Ownership Interests in each Partnership Group Member granted to a member of the Group have been validly granted;

     (o)  Works councils: no member of the Group incorporated in the Netherlands
          --------------
          has instituted a works council or, if any such works council has been instituted, all action has been taken by or in relation to such works council necessary to authorise the performance by the Obligors of their respective obligations under this Agreement and the Security Documents;

     (p)  Borrower control: the by-laws of the Unrestricted Assets and/or the
          ----------------
          Joint Venture Agreements for the Unrestricted Assets provide (i) the protection against the incurrence of incremental Borrowed Money by such entities without the approval of the Borrower and (ii) the Borrower with the ability to approve operating decisions, annual budgets and similar matters (in each case) as described in the Disclosure Letter;

     (q)  No other joint venture agreements: the Joint Venture Agreements are
          ---------------------------------
          the only agreements between the Key Group Members and any other shareholder in any Corporate Group Member or (as the case may be) any other partner in any Partnership Group Member in relation to or regulating the holding of Ownership Interests in the relevant Corporate Group Member or (as the case may be) Partnership Group Member; and

     (r)  Dormant companies: Ballinasloe Electronic Services (Audio Vision)
          -----------------
          Ltd., T.V. Sparts Ltd., Culross Investments Ltd., Kenniv Securities, UIH Portugal, Inc., UIH Bulgaria, Inc., UIH Slovakia, Inc., UIH Turkey, Inc. and Multi Televisoa Porcabo Lda are all dormant companies and have no material assets.

10.2 Further representations and warranties
     --------------------------------------

     Each Obligor jointly and severally further represents and warrants to each of the Banks, the Arrangers, the Security Trustee and the Agent that:

     (a)  Licences and Necessary Authorisations:
          -------------------------------------

          (i) the Licences are in full force and effect and each member of the Group is in compliance in all material respects with all provisions thereof. Each member of the Group has secured all the Necessary Authorisations, all such Necessary Authorisations are in full force and effect and each member of the Group is in compliance in all material respects with all provisions thereof. In respect of members of the Group which are not Key Group Members, this representation and warranty is made to the best of the knowledge and belief of the Obligors after due enquiry;

          (ii) to the best of its knowledge and belief after due enquiry, neither the Licences nor any of the Necessary Authorisations are the subject of any pending or threatened attack or revocation;

     (b)  Consents obtained: every consent, authorisation, licence or approval
          -----------------
          of, or registration with or declaration to, Joint Venturers or governmental or public bodies or authorities or courts (other than the Licences and the Necessary Authorisations) required:

          (i) by any Obligor to authorise, or required by any Obligor in connection with, the execution, delivery, validity, enforceability or admissibility in evidence of this Agreement and/or the Security Documents to which it is a party or the performance by such Obligor of its obligations under this Agreement and/or the Security Documents to which it is a party; or

          (ii) from Joint Venturers to authorise the execution, granting of Encumbrances under and enforcement of the Security Documents to which any Obligor is a party has been obtained or made and is in full force and effect and there has been no material default in the observance of the conditions or restrictions (if any) imposed in, or in connection with, any of the same;

     (c)  Contractual commitments: since the financial statements of the members
          -----------------------
          of the Group in respect of the financial year ended on 31st December 1996 (and, without prejudice to any other term of this Agreement, save as disclosed by such financial statements), no dividends (in cash or specie) or any other rights or benefits have been declared, made or paid by the members of the Group and no member of the Group has entered into any contractual commitments of a material nature (other than (i) for the purpose of carrying out the business of constructing, installing and operating cable television and telecommunications systems in the territories covered by the Licences or such other business as is permitted by the terms of this Agreement or (ii) contractual commitments constituting Permitted Borrowings, Permitted Disposals or Permitted Encumbrances). In respect of members of the Group which are not Key Group Members, this representation and warranty is made to the best of the knowledge and belief of the Obligors after due enquiry;

     (d)  No withholding Taxes: (assuming the correctness of the confirmation
          --------------------
          set out in clause 8.6) under the law and practice at the Completion Date no Taxes are imposed by withholding or otherwise on any payment to be made to the Agent, the Security Trustee, the Arrangers or the Banks by any Obligor under this Agreement or any Security Document or are imposed on or by virtue of the execution or delivery by any Obligor of this Agreement or any Security Document to which it is a party or any document or instrument to be executed or delivered under this Agreement or any such Security Document;

     (e)  Telecommunications and Cable Laws: to the best of its knowledge and
          ---------------------------------
          belief after due enquiry, each member of the Group is in compliance in all material respects with all Telecommunications and Cable Laws but excluding, for these purposes only, breaches of Telecommunications and Cable Laws which have been expressly waived by the relevant regulatory authority;

     (f)  No Default:
          ----------

          (i) no Key Group Member and no other member of the Group which is a wholly owned (direct or indirect) subsidiary of the Borrower is in breach of or in default under any agreement relating to Borrowed Money to which it is a party or by which it may be bound; and

          (ii) no other member of the Group is in material breach of or in material default under any agreement relating to Borrowed Money to which it is a party or by which it may be bound, for which purpose a "material breach" and a "material default" includes, without limitation, any default in making payment on the due date (ignoring any applicable grace period);

     (g)  Information Package: to the best of its knowledge and belief (in the
          -------------------
          case of the Borrower only) after due enquiry, as at the respective dates of the documents comprising the Information Package the factual information contained in the Information Package was true and accurate in all material respects and not misleading in any material respect and the Information Package does not omit any material facts; all reasonable enquiries have been made by the Borrower to verify the facts and statements contained therein; all opinions, projections, valuations and forecasts contained therein, and the assumptions on which such opinions, projections, valuations and forecasts were based, were arrived at after due and careful consideration and enquiry and represented the views of the Borrower as at the respective dates of the documents comprising the Information Package; there are no material facts or circumstances which have not been disclosed to the Arrangers prior to the date hereof the omission of which could make any factual information contained in the Information Package inaccurate or misleading in any material respect either as at the respective dates of the documents comprising the Information Package or as at the date of this Agreement or any of the opinions, projections, valuations and forecasts contained in the Information Package (and the assumptions on which such opinions, projections, valuations and forecasts were made) misleading in any material respect either as at the respective dates of the documents comprising the Information Package or as the date of this Agreement.

          No warranty or representation is made in respect of (i) any information, facts, statements, opinions, projections, valuations, forecasts, demographic statistics or circumstances relating to the cable and telecommunications industry as a whole, or (ii) any person other than the members of the Group;

     (h)  Environmental matters:
          ---------------------

          (i) each member of the Group complies, in all respects, with all requirements of Environmental Laws where failure to do so has or is reasonably likely to have a Material Adverse Effect; and

          (ii) after due enquiry, no Environmental Claim is, to the knowledge of any member of the Group, pending, threatened or existing, as at the date of this Agreement, which has or is reasonably likely to have a Material Adverse Effect;

     (i)  Copies of documents to be true and accurate: the copies of the Joint
          -------------------------------------------
          Venture Agreements delivered to the Agent in accordance with schedule 3 and clause 3 are true, complete and accurate in all respects and have not been amended, varied or supplemented in any way and no other agreements, arrangements or understandings exist between all or any of the parties to those agreements and instruments which would materially and adversely affect the transactions or arrangements contemplated by the Joint Venture Agreements and/or the forecasts, projections, valuations and/or estimates contained or referred to in the Information Memorandum;

     (j)  Ownership Interests in Group members: the legal owners of the
          ------------------------------------
          Ownership Interests in each member of the Group are those persons listed against such member in parts B and C of schedule 1. Such parts of such schedule are true and accurate in all material respects and complete. Those Ownership Interests listed as being held by members of the Group are beneficially owned by the relevant members of the Group free of Encumbrances (other than Permitted Encumbrances), who have good and marketable title to them. The members of the Group have no Ownership Interests in any person (other than, in the case of the Borrower, the other Obligors and the UIH Shares, in respect of which it is the legal and beneficial owner free of Encumbrances (other than Permitted Encumbrances) and has good and marketable title) save for those listed in parts B and C of schedule 1; and

     (k)  Clean company: prior to the date of this Agreement none of the
          -------------
          Obligors has undertaken any trading or incurred any material liabilities of any nature whatsoever whether actual or contingent, except for liabilities for professional fees and any liability which would arise if the relevant company were wound up.

10.3  Repetition
      ----------

      The representations and warranties in clause 10.1, (so that (i) the representation and warranty in clause 10.1(h)(i) shall for this purpose refer to the then latest financial statements of the respective Key Group members delivered to the Agent under clause 11.1, (ii) the representation and warranty in clause 10.1(h)(ii) shall for this purpose refer to the then latest Quarterly Management Accounts of the respective Key Group Core Members delivered to the Agent under clause 11.1, and (iii) the representation and warranty in clause 10.1(i) shall for this purpose refer to the then latest financial statements of the respective Key Group Members delivered to the Agent under clause 11.1) shall be deemed to be repeated by the Obligors on and as of the Drawdown Date and each Interest Payment Date as if made with reference to the facts and circumstances existing on each such day.

11    Undertakings
      ------------

11.1  Positive Covenants
      ------------------

      Each Obligor jointly and severally undertakes with each of the Banks, the Arrangers, the Security Trustee and the Agent that, from the date of this Agreement and so long as any moneys are owing under this Agreement or remain available for drawing by the Borrower, it will and (save where otherwise indicated) will procure that each other member of the Group will:

      (a)  Notice of Default, etc.
           -----------------------

           procure that the Agent is promptly informed of (i) any occurrence of which it becomes aware which would or is reasonably likely to have a Material Adverse Effect, (ii) any Default and any potential breach of any of the undertakings set out in clause 11 or 12 forthwith upon becoming aware thereof and will from time to time, if so requested by the Agent, confirm to the Agent in writing that, save as otherwise stated in such confirmation, no Default has occurred and is continuing, (iii) any lapse, suspension or termination of or refusal by any person to renew or extend any Licence or Necessary Authorisation or any breach of any Licence or Necessary Authorisation or any breach of any Licence or Necessary Authorisation where any such breach would or is reasonably likely to have a Material Adverse Effect, (iv) (to the extent known to any member of the Group) the commencement of all proceedings and investigations by or before any governmental body and all actions and proceedings in any court or before any arbitrator where any such proceedings, investigations or actions would, if adversely determined, have a Material Adverse Effect, (v) any application of which it becomes aware for any other licence or franchise agreement by means of cable television systems (including satellite master antennae television systems and multi-point microwave distributions systems) with respect to the territory covered by the Licences where any such application, if successful, would or is reasonably likely to have a Material Adverse Effect, (vi) any dispute under any Joint Venture Agreement and (vii) any breach of any Telecommunications and Cable Laws by any member of the Group which would or is reasonably likely to have a Material Adverse Effect;

      (b)  Consents and licences
           ---------------------

           (in the case of each Obligor only) without prejudice to clause 3 obtain or cause to be obtained, maintain in full force and effect and comply in all material respects with the conditions and restrictions (if any) imposed in, or in connection with, every consent, authorisation, licence or approval of governmental or public bodies or authorities or courts and do, or cause to be done, all other acts and things which may from time to time be necessary or desirable under applicable law for the continued due performance of all its obligations under this Agreement and the Security Documents;

      (c)  Use of proceeds
           ---------------

           (in the case of the Borrower only) use the proceeds of drawing of the Loan exclusively for the purposes specified in clause 1.1;

      (d)  Pari passu
           ----------

           (in the case of each Obligor only) ensure that its obligations under this Agreement shall, without prejudice to the provisions of clause
           11.2 or to the security intended to be created pursuant to the Security Documents, at all times rank at least pari passu with all its other present and future unsecured and unsubordinated Indebtedness with the exception of any obligations which are mandatorily preferred by law and not by contract;

      (e)  Business
           --------

           (in the case of each Obligor only) engage in the business of holding and disposing of Ownership Interests in other members of the Group and performing its obligations under this Agreement and the Security Documents and in no other activities (and, without prejudice to the generality of the foregoing, shall not have outstanding any Indebtedness other than Permitted Borrowings or any Encumbrances other than Permitted Encumbrances);

      (f)  Financial statements
           --------------------

           prepare annual financial statements of each Key Group Member as referred to in schedule 11 in accordance with GAAP and cause such financial statements to be reported on by its auditors and deliver to the Agent sufficient copies of the same for distribution to all of the Banks as soon as practicable but not later than 120 days after the end of the financial year to which they relate;

      (g)  Quarterly Management Accounts
           -----------------------------

           in respect of each Quarterly Period commencing with the Quarterly Period ending 31st December, 1997 prepare unaudited Quarterly Management Accounts for each Key Group Core Member other than UII as referred to in schedule 11 in each case containing information of a substantially similar type and to a substantially similar level of detail as in the format used in the preparation of the Management Base Case (including, without limitation, a profit and loss account, balance sheet, cash flow statement and summary of operating statistics in the form (or in a form substantially similar to the form) used in the Management Base Case and, in the case of the last Quarterly Period of each financial year, a profit and loss account, balance sheet and cash flow statement for that financial year in the form (or in a form substantially similar to the form) used in the Management Base Case) or omitting any such information or detail or containing such other information or to such other level of detail as may, from time to time, be approved by the Agent (acting on the instructions of the Majority Banks acting reasonably) in writing and deliver a copy of the same to the Agent for distribution to all of the Banks as soon as practicable but not later than 45 days after the Quarterly Period to which they relate;

      (h)  Monthly information
           -------------------

           (in the case of the Borrower only) in respect of each calendar month commencing with December 1997, by not later than 30 days after each month end provide a statement of all disposals made and a report on the progress which has been made in (i) the implementation of the Disposals Plan (including, without limitation, a reconciliation of any divergences from the timetable set out therein), and (ii) identifying alternative sources of repayment (including, without limitation, the raising of additional share capital or Borrowed Money) of the Loan that are being pursued;

      (i)  Delivery of reports
           -------------------

           (in the case of the Borrower only) deliver to the Agent, for distribution to the Banks, sufficient copies for all of the Banks of each of the following documents, (in the case of (i) below) at the time of issue thereof or (in the case of (ii) below) within seven days of each Quarter Day:

           (i) every material document issued by any member of the Group to its creditors, shareholders or partners generally; and

           (ii) a Compliance Certificate stating that as at the last Quarter Day, the Borrower was in compliance with its undertakings in clause 12 and, to the best of the knowledge and belief of the Borrower, the Obligors and Security Providers, were in compliance with their respective obligations (or, in the case of the Borrower, other obligations) under this Agreement and the Security Documents (or, if the Borrower, any other Obligor or any Security Provider it was not in compliance, indicating the extent of the breach);

      (j)  Financial year end
           ------------------

           (in the case of each Obligor only) maintain a financial year end of 31st December save with the prior written consent of the Majority Banks;

      (k)  Authorised Officers
           -------------------

           (in the case of each Obligor only) ensure that any new or replacement Authorised Officer has provided the Agent with evidence satisfactory to it of such new officer(s)' authority and a specimen of his or their signature(s) prior to signing any Compliance Certificates or any other notices, requests or confirmations referred to in this Agreement or relating to the Facility;

      (l)  Auditors
           --------

           (in the case of each Obligor only) ensure that Arthur Andersen is appointed as its auditor and not change such appointment without appointing a major accounting firm of recognised international standing and repute;

      (m)  Provision of further information
           --------------------------------

           notify the Agent of any material change to the business of any member of the Group providing details of such change as soon as practicable after making such change and provide the Agent with a copy of any material report, notice or other communication relating to the Joint Venture Agreements, the Licences, the Necessary Authorisations and such financial and other information concerning each member of the Group and their respective affairs as the Agent or any Bank (acting through the Agent) may from time to time reasonably require;

      (n)  Insurance
           ---------
           maintain insurance cover of a type and level which a prudent company in the same business as the relevant Group member would effect;

      (o)  Inspection
           ----------

           if required by the Agent (acting on the instructions of the Majority Banks), at any time whilst a Default is continuing, permit, to the extent it is able to do so, representatives of the Agent or any of the Banks upon reasonable prior written notice to the Borrower or the relevant Group member, after having made arrangements with the Borrower so to do and after entering into a confidentiality undertaking if reasonably required by the Borrower to (a) visit and inspect the properties of any member of the Group during normal business hours, (b) inspect and make extracts from and copies of its books and records other than records which the relevant member of the Group is prohibited by law from disclosing to the Agent and/or any relevant Bank and (c) discuss with its principal officers and auditors its business, assets, liabilities, financial position, results of operations and business prospects provided that any such discussion with the auditors shall only be on the basis of the audited accounts of the Group and Compliance Certificates issued by the auditors;

      (p)  Compliance with laws and regulations
           ------------------------------------

           comply with the terms and conditions of all laws (including Telecommunications and Cable Laws, the Licences and the Necessary Authorisations), regulations, agreements (including Joint Venture Agreements), licences and concessions including, without limitation, all

           Environmental Laws and all Environmental Licences if the failure to comply therewith would or is reasonably likely, in the opinion of the Agent, to have a Material Adverse Effect;

      (q)  Taxes
           -----

           file or cause to be filed all tax returns required to be filed in all jurisdictions in which it is situated or carries on business or is otherwise subject to Taxation and will pay all Taxes shown to be due and payable on such returns or any assessments made against it within the period stipulated for such payment (other than those being contested in good faith and where such payment may be lawfully withheld);

      (r)  Pledges of Ownership Interests
           ------------------------------

           (in the case of the Borrower, UII Newco and Kabelkom Newco only) after the last relevant Letter of Consent is obtained, provide (i) an Encumbrance over the Ownership Interest which is the subject of such Letter of Consent in favour of the Security Trustee, on terms acceptable to the Agent, within 30 days of the date of such Letter of Consent and (at the same time) (ii) such documents and evidence as the Agent may reasonably require as to the power and authority of the relevant Obligor to enter into such Encumbrance and that such Encumbrance constitutes valid and legally binding obligations of such Obligor enforceable in accordance with its terms subject to substantially similar qualifications to those made in the legal opinions referred to in schedule 3;

      (s)  Licences and Necessary Authorisations
           -------------------------------------

           obtain, or cause to be obtained, every consent, authorisation, licence or approval of, or registration with or declaration to, governmental or public bodies or authorities or courts in any Relevant Jurisdiction necessary for the construction, installation or operation of the Cable Systems (including, without limitation, the Licences and the Necessary Authorisations) and (A) ensure that none of the same is revoked, cancelled, suspended, withdrawn, terminated, expires and is not renewed or otherwise ceases to be in full force and effect without a new one having first been put in place with the same member of the Group on substantially identical terms or on terms more beneficial to such member and (B) ensure that none of the same is modified in any respect and that no member of the Group commits any default in the observance of the conditions or restrictions (if any) imposed in, or in connection with, any of the same which, in the reasonable opinion of the Majority Banks, would or is reasonably likely to have a Material Adverse Effect;

      (t)  Ownership Interests in Group members
           ------------------------------------
           (i) (in the case of the Borrower only) not dispose of or cease to exercise direct control over any Ownership Interest in any of the other Obligors except with the prior written consent of all of the Banks; and

           (ii) (without prejudice to (i) above and save for Permitted Disposals the Net Disposal Proceeds of which are applied in prepayment of the Loan pursuant to clause 6.5) not reduce its Ownership Interest in any other Group member except with the prior written consent of all of the Banks (and so that, for the avoidance of doubt, no such Ownership Interest may be disposed of from one Group member to another);

      (u)  Pledge of loans from Relevant Persons
           -------------------------------------

           prior to any Relevant Person making any Borrowed Money available to any of the members of the Group, procure that such Relevant Person shall enter into an Intercompany Loan Agreement, a Deed of Pledge and a Charging Entity's Deed of Accession (as such term is defined in the Security Trust Deed) and provides the Agent with such documents and evidence as it may reasonably require as to the power and authority of the Relevant Person to enter into such Intercompany Loan Agreement, Deed of Pledge and Charging Entity's Deed of Accession and that the same constitute valid and legally binding obligations of such Relevant Person enforceable in accordance with their respective terms subject to substantially similar qualifications to those made in the legal opinions referred to in schedule 3. In addition, it will procure that each Security Provider enters into a Charging Entity's Deed of Accession and provides the Agent with such documents and evidence as it may reasonably require as to the power and authority of such Security Provider to enter into such Charging Entity's Deed of Accession and that the same constitutes valid and legally binding obligations of such Security Provider enforceable in accordance with its terms subject to substantially similar qualifications to those made in the legal opinions referred to in schedule 3;

      (v)  Interest Reserve Account
           ------------------------
           (in the case of the Borrower only) pay into the Interest Reserve
           Account:

           (i)   on the Drawdown Date, U.S.$11,000,000; and

           (ii) directly upon receipt, all dividends and distributions received by the Borrower from any other member of the Group or in respect of the UIH Shares,

           and no amount, including capitalised interest on amounts held in the Interest Reserve Account, may be withdrawn from the Interest Reserve Account save for the purpose of assisting the Borrower in making (x) any interest payment due pursuant to clause 5.1, (y) the principal repayment due on the Final Repayment Date or (z) (to the extent only that the balance on the Interest Reserve Account exceeds 100 per cent. of the Anticipated Interest Amount) a voluntary prepayment pursuant to clause 6.2; and

      (w)  Letters of Consent
           ------------------

           (in the case of the Borrower only) use its reasonable endeavours to obtain all the Letters of Consent duly executed by the relevant persons as soon as possible.

11.2  Negative Covenants
      ------------------

      Each Obligor jointly and severally undertakes with each of the Banks, the Arrangers, the Security Trustee and the Agent that, from the date of this Agreement and so long as any moneys are owing under this Agreement or remain available for drawing by the Borrower, without the prior written consent of the Agent acting on the instructions of the Majority Banks:

      (a)  Negative pledge
           ---------------

           it will not permit, and it will procure that no other member of the Group permits, any Encumbrance (other than the Permitted Encumbrances) by any member of the Group to subsist, arise or be created or extended over all or any part of their respective present or future undertakings, assets, rights or revenues to secure or prefer any present or future Indebtedness of any member of the Group or any other person;

      (b)  No merger
           ---------
           it will not merge or consolidate with any other company or person and it will procure that no other member of the Group merges or consolidates with any other company or person;

      (c)  Disposals
           ---------

           it will not and will procure that no other member of the Group will dispose of or cease to exercise direct control over any part of its present or future undertaking, assets, rights or revenues whether by one or a series of transactions related or not, other than:

           (i) Permitted Disposals the Net Disposal Proceeds of which are applied in prepayment of the Loan pursuant to clause 6.5;

           (ii) a disposal of any fixed asset (not being an Ownership Interest, a Reorganisation Loan, a Subsidiary Loan or all, or substantially all, of the assets of a Group member) in the ordinary course of trading at the time of, or within one month following, the acquisition of a replacement fixed asset of the same or a similar type and of comparable or superior value and quality;

           (iii) disposals of assets (but not being an Ownership Interest, a Reorganisation Loan, a Subsidiary Loan or all, or substantially all, of the assets of a Group member) with an aggregate market value (in respect of all disposals made by all Group members pursuant to this clause 11.2(c)(iii)) of less than NLG 2,000,000 (or its equivalent); and

           (iv)   Permitted Encumbrances;

      (d)  Intra-Group accounts
           --------------------

           (without limiting the generality of clause 11.2(c) and save for the Deeds of Pledge referred to in paragraphs (x) and (dd) of schedule 3) it will not subordinate, postpone, defer, assign or otherwise dispose of or deal with, any Indebtedness owing to it by any other member of the Group and will procure that no other member of the Group will subordinate, postpone, defer, assign or otherwise dispose of or deal with, any Indebtedness owing to it by any other member of the Group;

      (e)  Loans and guarantees
           --------------------
           it will not, and will procure that no other member of the Group will, make any loans, grant any credit or give any guarantee to or for the benefit of any person, save for:

           (i) in the case of any member of the Group which is not an Obligor, (x) normal trade credit in the ordinary course of day-to-day trading and (y) loans made to other members of the Group which are Affiliates of the lender, or to which it is Affiliated, (but which are not Obligors) in the ordinary course of day-to-day trading consistently with its practice prior to the Completion Date;

           (ii)   the Guarantee;

           (iii)  the Reorganisation Loans; and

           (iv)   the Subsidiary Loans;

      (f)  Borrowed Money
           --------------

           it will not and will procure that no other member of the Group will create, assume, incur or otherwise permit to be outstanding any Borrowed Money (other than Permitted Borrowings);

      (g)  Issue of shares and other interests
           -----------------------------------

           it will not and will procure that no other member of the Group will reduce its capital or purchase or redeem any class of its shares or any partnership or other ownership interest in it and that no member of the Group issues any shares of any class or otherwise acquires any additional capital (or rights to the same), save that any member of the Group which is not a Guarantor may issue shares to or otherwise acquire additional capital (or rights to the same) from another member of the Group which immediately prior to such issuance or acquisition already held shares or partnership or other ownership interests in the first member so long as if the shares or partnership or other ownership interests already held are charged or pledged in favour of the Security Trustee pursuant to the terms of a Security Document, the additional shares or partnership or other ownership interests are so charged or pledged and there are delivered at the same time to the Security Trustee the relevant share certificates and blank stock transfer forms (or equivalent documents) in respect thereof together with such other documents and evidence and legal opinions as the Agent may require;

      (h)  Investments
           -----------
           it will not and will procure that no other member of the Group will:

           (i) make any loan or advance to, or enter into any transaction having the effect of lending money with, any person (including another member of the Group) or otherwise acquire for a consideration any document evidencing Indebtedness, capital stock or other securities of any person (other than in compliance with clauses 11.2(e) and (g)); or

           (ii) (other than the acquisition of the assets of Combivisie by CNBH on terms acceptable to the Majority Banks) acquire all or any substantial part of the assets, property or business of any other person (including another member of the Group) or any assets that constitute a division or operating unit of the business of any other person (including another member of the Group); or

           (iii) create or acquire any Subsidiary or Affiliate (or reactivate any dormant Subsidiary or Affiliate) or otherwise enter into any joint venture arrangement or partnership or other similar undertaking with another person;

      (i)  Capital expenditure
           -------------------

           it will procure that no other member of the Group will incur any capital expenditure other than in relation to the business of constructing, installing, operating and utilising cable television, telecommunications and data service systems in the territories covered by the Licences or any directly related business reasonably considered to be financially beneficial thereto;

      (j)  Swaps and hedging
           -----------------

           it will not and will procure that no other member of the Group will enter into any interest rate or currency swaps or other hedging arrangement other than non speculative arrangements directly relating to the risk management of any Borrowed Money permitted to subsist by the terms of this Agreement and entered into in the ordinary course of the business for the genuine hedging of the relevant underlying transaction;

      (k)  Subordination of shareholder funding
           ------------------------------------

           other than:

           (A) the initial payment to be made to the Parent under the Sale and Purchase Agreement;

           (B)  Permitted Fees;

           (C)  the making of the Reorganisation Loans; and

           (D)  the Subsidiary Loans,

           it will not and will procure that no other member of the Group will make to any Relevant Person (i) any direct or indirect distribution, dividend or other payment (whether in cash, securities, property or otherwise), including, without limitation, any loan or any payment on account of any class of its share capital or capital stock or other securities, or any interest thereon, (ii) any transfer of assets or
           (iii) any payment (whether in cash, securities, property or otherwise) of principal of, or interest on, any debt made available to it by any Relevant Person. For the avoidance of doubt this clause 11.2(k) shall not prevent the declaration and payment of dividends and distributions by one member of the Group to another member of the Group which is a shareholder or partner in it;

      (l)  Change of business
           ------------------

           it will procure that no member of the Group changes the nature of the business carried on by it in any material respect from that carried on at the date of this Agreement and that no member of the Group ceases to carry on a business where any such cessation would or is reasonably likely to have a Material Adverse Effect;

      (m)  Constitutive documents and Joint Venture Agreements
           ---------------------------------------------------

           it will not, and will procure that no other member of the Group will, amend its constitutive documents or any Joint Venture Agreement in any way which would or is reasonably likely to (A) adversely affect
           (i) (in terms of value, enforceability or otherwise) the charge, pledge or security interest granted to the Security Trustee pursuant to the Ownership Rights Securities or (ii) the ability of the Security Trustee to obtain a charge, pledge or security interest in or over the Ownership Interest in the relevant member of the Group following the issuance of a Letter of Consent (or the value or enforceability of such charge, pledge or security interest) or (iii) the ability of any member of the Group to liquidate, or realise disposal proceeds in respect of, any other member of the Group (or the value obtained by so doing) or (B) enable any Obligor to incur or have outstanding Indebtedness, or create or have outstanding Encumbrances, not permitted by this Agreement;

      (n)  Sale and Purchase Agreements; Intercompany Loan Agreements
           ----------------------------------------------------------

           (in the case of each Obligor) it will not permit any material amendment to be made to any Sale and Purchase Agreement (or any document, instrument or agreement entered into in connection therewith) or any amendment to be made to any Intercompany Loan Agreement; and

      (o)  Arms length transactions
           ------------------------

           it will not, and procure that no other member of the Group will, enter into any arrangement or contract with any other member of the Group or UIH or any Affiliate of UIH unless such arrangement or contract is entered into on a bona fide arms length basis.

11.3  Assistance with syndication arrangements
      ----------------------------------------

      The Borrower undertakes with the Arrangers to give to the Arrangers all such assistance as the Arrangers shall reasonably require for the purpose of the syndication of the Facility and agrees (upon reasonable notice and for a reasonable period) to make appropriate senior management available to discuss the business and affairs of the Group.

12    Financial covenants
      -------------------
      From the Drawdown Date the Borrower undertakes with each of the Banks, the Arrangers, the Security Trustee and the Agent to ensure that:

      (a)  Interest cover
           --------------

           the credit balance on the Interest Reserve Account at all times after the date falling three months after the Completion Date exceeds the Anticipated Interest Amount accruing on the Loan over:

           (i)    the next twelve months; or (if shorter)

           (ii) the period commencing on any day and ending on the Final Repayment Date

           Provided that no Event of Default shall occur under this clause 12(a) if (x) the credit balance on the Interest Reserve Account is at least 85 per cent. of the Anticipated Interest Amount for the relevant period and (y) the balance on the Interest Reserve Account is increased to 100 per cent. of such Anticipated Interest Amount within 30 days of such balance falling below 100 per cent. of such Anticipated Interest Amount, using any amount otherwise required to be applied in or towards prepayment of the Loan or to be credited to the Disposal Proceeds Account pursuant to clause 6.5, and/or the balance on the Disposal Proceeds Account (if any), to fund the Interest Reserve Account to the extent necessary; and

      (b)  Asset cover
           -----------
           the ratio of  Total Valuation Amount: Net Loan is not less than:

           (i)    3:1 at any time prior to the Initial Repayment Date;  or

           (ii) 4:1 at any time during the period commencing on the Initial Repayment Date and ending on the Final Repayment Date (both dates inclusive).

13    Events of Default
      -----------------

13.1  Events of Default
      -----------------

      Each of the events and circumstances set out below is an Event of Default (whether or not caused by any reason outside the control of an Obligor):

      (a)  Non-payment: the Borrower fails to pay any principal sum due from it
           -----------
           under this Agreement in the currency, at the time and in the manner stipulated in this Agreement, or any other sum due from it under this Agreement within three Banking Days of the due date in the currency and in the manner stipulated in this Agreement; or

      (b)  Breach of certain obligations: any Obligor commits any breach of or
           -----------------------------
           omits to observe any of the obligations or undertakings expressed to be assumed by it under clauses 3.5, 6.5 (and, in relation thereto, clauses 6.4 and 6.6), 9.17, 11.1(c), (d), (e), (f), (g), (h),
           (i)(ii), (j), (r), (t), (u) and (v), 11.2(a), (b), (c), (e), (f),
           (g), (h), (i), (k), (m) and (n) and 12; or

      (c)  Breach of other obligations: any Obligor commits any breach of or
           ---------------------------
           omits to observe any of the obligations or undertakings expressed to be assumed by it under this Agreement or the Security Documents (other than failure to pay any sum when due or any breach of the undertakings referred to in (b) above) and, in respect of any such breach or omission which is capable of remedy, such action as the Agent may require shall not have been taken within 21 days of the Agent notifying the relevant Obligor of such default and of such required action; or

      (d)  Misrepresentation:  any representation or warranty made or deemed to
           -----------------
           be made or repeated by or in respect of any Obligor or any other member of the Group in or pursuant to this Agreement or the Security Documents or in any notice, certificate or statement referred to in or delivered under this Agreement or the Security Documents is or proves to have been incorrect or misleading in any material respect and, in the event that the act or circumstance which led to such representation or warranty being incorrect or misleading is capable of remedy, such action as the Agent may require shall not have been taken within 21 days of the Agent notifying the relevant Obligor of such act or circumstance and such required action; or

      (e)  Challenge to security:  any Security Document is not or ceases to be
           ---------------------
           effective or any member of the Group shall in any way challenge, or proceedings shall in any way be brought to challenge, the prior status of the Encumbrances created by the Security Documents or the validity or enforceability of the Security Documents; or

      (f)  Cross-default: any Borrowed Money of any member of the Group is not
           -------------
           paid when due or becomes (whether by declaration or automatically in accordance with the relevant agreement or instrument constituting the same) due and payable prior to the date when it would otherwise have become due or any facility or commitment available to any member of the Group relating to Borrowed Money is withdrawn, suspended or cancelled by reason of any default (however described) of the member of the Group concerned or any creditor of any Key Group Member becomes entitled to declare any Borrowed Money of any Key Group Member so due and payable or to require cash collateralisation or security for any such Borrowed Money and the amount, or aggregate amount at any one time, of all Borrowed Money in relation to which any of the foregoing events shall have occurred and be continuing is equal to or greater than NLG 1,000,000 (or its equivalent in the currency in which the same is denominated and payable); or

      (g)  Derivatives Contract default:  any member of the Group fails to make
           ----------------------------
           payment in relation to a Derivatives Contract of any sum equal to or greater than NLG 1,000,000 in aggregate at any one time (or its equivalent in the relevant currency of payment) on its due date or the counterparty to a Derivatives Contract becomes entitled to terminate that Derivatives Contract early by reason of default on the part of any member of the Group and the Net Derivatives Liability of such member of the Group, in the aggregate, under all its Derivatives Contracts at the relevant time is not less than NLG 1,000,000 (or its equivalent in the relevant currency); or

      (h)  Legal process: any judgment or order made against any Key Group
           -------------
           Member is not stayed or complied with within 14 days or a creditor attaches or takes possession of, or a distress, execution, sequestration or other process is levied or enforced upon or sued out against, any material part of the undertakings, assets, rights or revenues of any Key Group Member and is not discharged within seven days; or

      (i)  Insolvency:
           ----------
           (i)    The Netherlands: any member of the Group which is domiciled or
                  ---------------
                  which has a branch office in the Netherlands: (y) is declared bankrupt (in staat van faillissement verklaard), or (z) enters into a preliminary or definitive moratorium (in voorlopige of definitieve surseance van betaling gaan) pursuant to the Dutch Bankruptcy Act (Faillissementswet);

           (ii)   United States of America:  any member of the Group which is a
                  ------------------------
                  partner of any partnership formed under the laws of the states of Colorado or Delaware, United States of America: (u) shall become insolvent, have made a transfer in fraud of creditors or an assignment for the benefit of creditors, or have admitted in writing its inability to pay its debts as they become due; (v) is generally not paying its debts as such debts become due; (w) shall have had appointed a receiver, or custodian for, or taken possession of, all or substantially all of its assets, in a proceeding brought by or against such Group member, and such appointment shall not have been discharged or such possession shall not have been terminated within thirty days after the effective date thereof or such Group member shall have consented to or acquiesced in such appointment or possession; (x) shall have filed a petition for relief under the insolvency, bankruptcy or similar laws of the United States of America or any state thereof, or an involuntary petition for such relief shall have been filed against any such Group member under such laws and shall not have been dismissed or terminated within thirty days after such involuntary petition is filed; (y) shall have failed to pay or obtained a stay of any proceeding to enforce any money judgment against it at least ten days prior to the date on which all or substantially all of the assets of such Group member may be sold to satisfy such judgment; or (z) shall have failed to have discharged or obtained a stay of any proceeding to enforce, within a period of ten days after the commencement thereof, any attachment, sequestration or similar proceeding asserted against all or substantially all of the assets of such Group member;

           (iii)  Czech Republic:  any member of the Group which is incorporated
                  --------------
                  in or which has a branch office in the Czech Republic is subject in the Czech Republic to: (v) bankruptcy proceedings under Act No. 328/1991 Coll., as amended, on Bankruptcy and Composition (the "Bankruptcy Act"); (w) involuntary composition proceedings under the Bankruptcy Act; (x) voluntary composition proceedings under the Bankruptcy Act;
                  (y) voluntary winding up with liquidation under Act No. 513/1991 Coll., as amended (the "Commercial Code"); or (z) involuntary winding up with liquidation under the Commercial Code;

           (iv)   France:  any member of the Group which is domiciled in or
                  ------
                  which has a branch office in France: (r) admits in writing its inability to pay its debts generally as they become due; (s) declares to the court such inability (declaration de cessation des paiements); (t) applies for or takes any corporate action approving any voluntary liquidation (liquidation volontaire);
                  (u) applies for the appointment of a conciliator (conciliateur), within the meaning of French law No. 84-148 of 1st March, 1984); (v) enters into an amicable settlement (accord amiable) with its creditors; (w) enters into an amicable settlement (accord amiable) with its creditors; (x) ceases its payments (cessation des paiements) for the purposes of Article 3 of the French bankruptcy law No. 85-98 of 25th January, 1985; (y) has a judgment issued in respect of its judicial reorganisation (redressment judiciaire) and the administrateur judiciaire named in connection with such proceedings does not (or is deemed not to) opt to continue performance of this Agreement; or (z) has a judgment issued in respect of its judicial liquidation (liquidation judiciaire) pursuant to French law No. 85-98 of 25th January, 1985, or pursuant to such law, for the transfer of the whole or part of its business (cessation totale ou partielle de l'entreprise);

   (j)  Reduction or loss of capital: a meeting is convened by any Key Group
        ----------------------------
        Member for the purpose of passing any resolution or agreeing to, or any Key Group Member does, purchase, reduce or redeem any of its share capital or any partnership or other ownership interest in it; or

   (k)  Winding up: any petition is presented and is not discharged within 14
        ----------
        days or other step is taken for the purpose of winding up any Key Group Member (not being a petition which the relevant member of the Group can demonstrate to the satisfaction of the Agent, by providing an opinion of leading counsel to that effect, is frivolous, vexatious or an abuse of the process of the court or relates to a claim to which the relevant member of the Group has a good defence and which is being vigorously contested by the relevant member of the Group) or an order is made or resolution passed for the winding up of any member of the Group or a notice is issued convening a meeting for the purpose of passing any such resolution; or

   (l)  Administration: any petition is presented and is not withdrawn within 14
        --------------
        days or other step is taken for the purpose of the appointment of an administrator of any member of the Group or the Agent believes that any such petition or other step is imminent or an administration order is made in relation to any member of the Group; or

   (m)  Appointment of receivers and managers:  any administrative or other
        -------------------------------------
        receiver is appointed of any member of the Group or any material part of their respective assets and/or undertakings or any other steps are taken to enforce any Encumbrance over all or any part of the assets of any member of the Group; or

   (n)  Compositions:  any steps are taken, or negotiations commenced, by any
        ------------
        member of the Group or by any of their respective creditors with a view to proposing any kind of composition, compromise or arrangement involving such company and any of its creditors; or

   (o)  Analogous proceedings:  there occurs, in relation to any member of the
        ---------------------
        Group, in any country or territory in which any of them carries on business or to the jurisdiction of whose courts any part of their respective assets is subject, any event which corresponds with, or has an effect equivalent or similar to, any of those mentioned in clauses 13.1(i) to 13.1(n) (inclusive) or any member of the Group otherwise becomes subject, in any such country or territory, to the operation of any law relating to insolvency, bankruptcy or liquidation; or

   (p)  Cessation of business:  any Key Group Member suspends or ceases or
        ---------------------
        threatens to suspend or cease to carry on its business; or

   (q)  Seizure:  all or a material part of the undertakings, assets, rights or
        -------
        revenues of, or shares or other ownership interests in, any member of the Group are seized, nationalised, expropriated or compulsorily acquired by or under the authority of any government; or

   (r)  Change of Control:
        -----------------
        (i) the Parent is not or ceases to be the direct unencumbered legal and beneficial owner of 100 per cent. of the issued share capital and voting rights in the Borrower; or

        (ii) UIH is not or ceases to be the direct or indirect unencumbered legal and beneficial owner of 100 per cent. of the issued share capital and voting rights in the Parent (excluding employee stock options); or

   (s)  Principal Agreements:
        --------------------

        (i) save as is required by any term of this Agreement, any of the Principal Agreements is terminated, suspended, revoked or cancelled; or

        (ii) any party breaches any term of or repudiates any of its obligations under any Principal Agreement where such breach or repudiation would have a Material Adverse Effect; or

        (iii) any amounts which any member of the Group is obliged to expend or contribute under any Joint Venture Agreement in order to comply with its obligations thereunder are not provided by the Parent as contemplated by clause 6.5(d) and (e); or

   (t)  Unlawfulness: it becomes unlawful at any time for any Obligor or any
        ------------
        Security Provider to perform any of their respective material obligations under this Agreement or the Security Documents or any of the material obligations of any Obligor or any Security Provider under this Agreement and the Security Documents becomes unenforceable in any way or there ceases to be security over the relevant property or assets of the relevant Obligor or Security Provider as intended and created by the Security Documents; or

   (u)  Environmental matters: as a result of any Environmental Law: (a) the
        ---------------------
        Agent, the Arrangers, the Security Trustee or any of the Banks becomes, in the opinion of the Agent, subject to a material obligation (actual or contingent, in the case of any contingent obligation, being one which, at the relevant time, would be likely to arise) in relation to any Relevant Substance on or from any property, owned, occupied or leased by any member of the Group; or (b) the rights and claims of the Agent, the

        Arrangers, the Security Trustee, or any of the Banks under this Agreement or any of the Security Documents become subordinated to the claims and rights of any competent agency of any Relevant Jurisdiction or the European Community; or

   (v)  Telecommunications and Cable Laws: any member of the Group fails to
        ---------------------------------
        comply with any term or condition of any Telecommunications and Cable Law where such non-compliance would or is reasonably likely to have a Material Adverse Effect; or

   (w)  Repudiation: any member of the Group repudiates this Agreement or any
        -----------
        Security Document to which it is a party or does or causes or permits to be done any act or thing evidencing an intention to repudiate this Agreement or any such Security Document; or

   (x)  Pledged Creditors:
        ------------------

        (i) any Pledged Creditor commits any breach of or omits to observe any of the obligations or undertakings expressed to be assumed by it under a Deed of Pledge and, in respect of any such breach or omission which, in the opinion of the Agent (acting on the instructions of the Majority Banks (acting reasonably)) is capable of remedy, such action as the Agent may require shall not have been taken within 21 days of the Agent notifying such Pledged Creditor thereof and of such required action; or

        (ii) any representation or warranty made or deemed to be made or repeated by or in respect of any Pledged Creditor in or pursuant to any Deed of Pledge is or proves to have been incorrect or misleading in any material respect on the date on which it was made or deemed to be made or repeated and, in the event that the act or circumstance which led to such representation or warranty being incorrect or misleading is capable of remedy, such action as the Agent may require shall not have been taken within 21 days of the Agent notifying the relevant Pledged Creditor of such act or circumstance and such required action; or

        (iii) any Pledged Creditor is not or ceases to be bound by a Deed of Pledge; or

        (iv) any Deed of Pledge is not or ceases to constitute a valid security interest over the relevant Pledged Debt in accordance with its terms; or

        (v) any Pledged Creditor or any liquidator, administrator or administrative or other receiver (or similar officer) of any Pledged Creditor takes steps to contest the pledge effected by a Deed of Pledge; or

   (y)  Security Documents:
        ------------------

        (i) any Security Provider commits any breach of or omits to observe any of its obligations or undertakings expressed to be assumed by it under any Security Document and in respect of any such breach or omission which is capable of remedy, such action as the Agent may require shall not have been taken within 21 days of the Agent and/or the Security Trustee notifying such Security Provider thereof of such required action; or

        (ii) any representation or warranty made or deemed to be made or repeated by or in respect of any Security Provider in or pursuant to any Security Document is or proves to have been incorrect or misleading in any material respect on the date on which it was made or deemed to be made or repeated and, in the event that the act or circumstance which led to such representation or warranty being incorrect or misleading is capable of remedy, such action as the Agent and/or the Security Trustee may require shall not have been taken within 21 days of the Agent and/or the Security Trustee notifying the Borrower of such act or circumstance and such required action; or

        (iii) any Security Provider is not or ceases to be bound by any Security Document; or

        (iv) any Security Document is not or ceases to constitute a valid security interest over the relevant assets of any Security Provider in accordance with its terms; or

        (v) any Security Provider or any liquidator, administrator or administrative or other receiver (or similar officer) of such Security Provider takes steps to contest any Security Document and/or encumbrance effected by a Security Document; or

   (z)  No offering circular: the Parent has not:
        ---------------------

        (i) prepared an offering circular in respect of an issue of securities representing equity in or Borrowed Money of the Parent, the net proceeds of which issue (the "Issue Proceeds") would (x) equal or exceed the Loan and all interest thereon and other amounts payable under this Agreement and (y) be applied (directly or indirectly) in repayment or payment of the amounts referred to in (x) above, within 9 months of the Completion Date; or

        (ii) distributed the offering circular referred to in (i) above in sufficient time so that it will receive the Issue Proceeds before the Initial Repayment Date or (if the maturity of the Loan is extended pursuant to clause 6.1(b)) the Final Repayment Date; or

     (aa) No downstreaming: the Parent or JVI either:
          ----------------

          (i) receives the proceeds of subscriptions for new Ownership Interests in it or the proceeds of Borrowed Money ("Relevant Amounts") in circumstances where it is obliged to make a prepayment under the Senior Facility Agreement, or it is a default under the Senior Facility Agreement if such prepayment is not made (the banks under the Senior Facility Agreement not having waived the right to receive such prepayment); or

          (ii) does not use all Relevant Amounts to subscribe in cash for new Ownership Interests in the Borrower or to make loans to the Borrower in accordance with this Agreement; or

     (bb) Material events: any other event occurs or circumstances arise which
          ---------------
          in the opinion of the Agent acting on the instructions of the Majority Banks is likely to have a Material Adverse Effect; or

     (cc) Qualification of accounts: the auditors of any member of the Group
          -------------------------
          qualify their report on the audited financial statements of the relevant member of the Group in any way whatsoever except where the qualification is of a technical nature and the remedy for the matter giving rise to the qualification would have no effect on the results of the relevant member of the Group for the period to which such accounts relate or on the financial position of the relevant member of the Group as at the end of such period.

13.2 Remedies
     --------

     The Agent may and if so requested by the Majority Banks shall, without prejudice to any other rights of the Banks, at any time after the happening of an Event of Default so long as the same is continuing, unremedied or unwaived by notice to the Borrower:

     (a) declare that the obligation of each Bank to make its Commitment available shall be terminated, whereupon the Total Commitments shall be reduced to zero forthwith; and/or

     (b) declare that the Loan and all interest and fees accrued and all other sums payable under this Agreement have become immediately due and payable or have become due and payable on demand, whereupon the same shall, immediately or in accordance with the terms of such notice, become so due and payable; and/or

     (c) declare that the Security Documents (or any of them) have become enforceable whereupon the same shall be enforceable; and/or

     (d) (without prejudice to clause 3.5) require the Borrower to procure that the relevant member of the Group forthwith exercises any sale or liquidity rights which it has in respect of any Unrestricted Asset.

     On or at any time after the making of any such declaration, the Agent shall be entitled, to the exclusion of the Borrower (and without prejudice to clause 5.4), to select the duration of each period for the calculation of interest in relation to the Loan or other sums payable under this Agreement.

13.3 Demand basis
     ------------

     If, pursuant to clause 13.2(b), the Agent declares the Loan to be due and payable on demand then the Agent may (and, if so instructed by the Majority Banks, shall) at any time by written notice to the Borrower (a) call for repayment of the Loan on such date as may be specified in such notice whereupon the Loan shall become due and payable on the date so specified together with all interest and fees accrued and all other sums payable under this Agreement or (b) withdraw such declaration with effect from the date specified in such notice.

14    Indemnities
      -----------

14.1  Miscellaneous indemnities
      -------------------------

      The Borrower shall on demand indemnify each Bank, the Arrangers, the Security Trustee and the Agent, without prejudice to any of their other rights under this Agreement and the Security Documents, against any loss (including loss of Margin) or expense which such Bank, the Arrangers, the Security Trustee or the Agent shall certify as sustained or incurred by it as a consequence of:

      (a) any default in payment by any Obligor of any sum under this Agreement or any of the Security Documents when due;

      (b)  the occurrence of any other Event of Default;

      (c) (save for any prepayment required to be made under clause 6.5(i)) any prepayment of all or part of any Tranche being made otherwise than on an Interest Payment Date relating thereto; or

      (d) the Loan not being made for any reason (excluding any default by the Agent, the Arrangers, the Security Trustee or any Bank) after a Drawdown Notice has been given;

      including, in any such case, but not limited to, any loss or expense sustained or incurred by such Bank in maintaining or funding all or any part of its Contribution or in liquidating or re-employing deposits from third parties acquired or contracted for to fund all or any part of its Contribution or any other amount owing to such Bank.

14.2  Currency of account; currency indemnity
      ---------------------------------------

      No payment by any Obligor under this Agreement which is made in a currency other than the currency ("Contractual Currency") in which such payment is required to be made pursuant to this Agreement shall discharge the obligation in respect of which it is made except to the extent of the net proceeds in the Contractual Currency received by the Agent upon the sale of the currency so received, after taking into account any premium and costs of exchange in connection with such sale. For the avoidance of doubt the Agent, the Arrangers, the Security Trustee and the Banks shall not be obliged to accept any such payment in a currency other than the Contractual Currency nor shall the Agent, the Arrangers, the Security Trustee or the Banks be liable to any Obligor for any loss or alleged loss arising from fluctuations in exchange rates between the date on which such payment is so received by the Agent and the date on which the Agent effects such sale, as to which the Agent shall (as against the relevant Obligor) have an absolute discretion. If any sum due from any Obligor under this Agreement or any order or judgment given or made in relation hereto is required to be converted from the Contractual Currency or the currency in which the same is payable under such order or judgment (the "first currency") into another currency (the "second currency") for the purpose of (a) making or filing a claim or proof against the relevant Obligor, (b) obtaining an order or judgment in any court or other tribunal or (c) enforcing any order or judgment given or made in relation to this Agreement, the relevant Obligor shall indemnify and hold harmless the Agent, the Arrangers, the Security Trustee and each Bank from and against any loss suffered as a result of any difference between (i) the rate of exchange used for such purpose to convert the sum in question from the first currency into the second currency and (ii) the rate or rates of exchange at which the Agent, the Arrangers, the Security Trustee or such Bank may in the ordinary course of business purchase the first currency with the second currency upon receipt of a sum paid to it in satisfaction, in whole or in part, of any such order, judgment, claim or proof. Any amount due from any Obligor under the indemnity contained in this clause 14.2 shall be due as a separate debt and shall not be affected by judgment being obtained for any other sums due under or in respect of this Agreement and the term "rate of exchange" includes any premium and costs of exchange payable in connection with the purchase of the first currency with the second currency.

14.3  Environmental indemnity
      -----------------------

      The Borrower agrees to indemnify on demand each Bank, the Arrangers, the Security Trustee and the Agent, and their respective officers, employees, agents and delegates (together the "Indemnified Parties"), in respect of which each Bank, the Arrangers, the Security Trustee and the Agent holds this indemnity on trust, without prejudice to any of their other rights under this Agreement, against any loss, liability, action, claim, demand, cost, expense, fine or other outgoing whatsoever whether in contract, tort, delict or otherwise and whether arising at common law, in equity or by statute which the relevant Indemnified Party shall certify as sustained or incurred by it at any time as a consequence of, or relating to, or arising directly or indirectly out of, any Environmental Claims made or asserted against such Indemnified Party which would not have arisen if this Agreement had not been executed and which was not caused by the negligence or wilful default of the relevant Indemnified Party.

15    Unlawfulness and increased costs; mitigation
      --------------------------------------------

15.1  Unlawfulness
      ------------

      If it is or becomes contrary to any law or regulation for any Bank to contribute to any Tranche or to maintain its Commitment or fund its Contribution, such Bank shall promptly, through the Agent, notify the Borrower whereupon (a) such Bank's Commitment shall be reduced to zero and
      (b) the Borrower shall be obliged to prepay the Contribution of such Bank either (i) forthwith or (ii) on a future specified date not being earlier than the latest date permitted by the relevant law or regulation. Any prepayment pursuant to this clause 15.1 shall be made together with all amounts referred to in clause 6.4.

15.2  Increased costs
      ---------------

      If the result of any change in, or in the interpretation or application of, or the introduction of, any law (including, without limitation, the proposed Bank of England Act following the publication of the Bank of England Bill 1997) or any regulation, request or requirement (whether or not having the force of law, but, if not having the force of law, with which the relevant Bank or, as the case may be, its holding company habitually complies), including (without limitation) those relating to Taxation, capital adequacy, liquidity, reserve assets, cash ratio deposits and special deposits, is to:

      (a) subject any Bank to Taxes or change the basis of Taxation of any Bank with respect to any payment under this Agreement (other than Taxes or Taxation on the overall net income, profits or gains of such Bank imposed in the jurisdiction in which its principal or lending office under this Agreement is located); and/or

      (b) increase the cost to, or impose an additional cost on, any Bank or its holding company in making or keeping available all or part of such Bank's Commitment or maintaining or funding all or part of such Bank's Contribution; and/or

      (c) reduce the amount payable or the effective return to any Bank under this Agreement; and/or

      (d) reduce any Bank's or its holding company's rate of return on its overall capital by reason of a change in the manner in which it is required to allocate capital resources to such Bank's obligations under this Agreement; and/or

      (e) require any Bank or its holding company to make a payment or forgo a return calculated by reference to or on any amount received or receivable by such Bank under this Agreement; and/or

      (f) require any Bank or its holding company to incur or sustain a loss (including a loss of future potential profits) by reason of being obliged to deduct all or part of such Bank's Commitment or Contribution from its capital for regulatory purposes, then and in each such case (but subject to clause 15.3):

      (i) such Bank shall notify the Borrower through the Agent in writing of such event promptly upon its becoming aware of the same; and

      (ii) the Borrower shall on demand, made at any time whether or not such Bank's Contribution has been repaid, pay to the Agent for the account of such Bank the amount which such Bank specifies (in a certificate setting forth the basis of the computation of such amount but not including any matters which such Bank or its holding company regards as confidential) is required to compensate such Bank and/or its holding company for such liability to Taxes, increased or additional cost, reduction, payment, forgone return or loss.

      For the purposes of this clause 15.2 and clause 15.4 "holding company" means, in relation to a Bank, the company or entity (if any) within the consolidated supervision of which such Bank is included.

15.3  Exceptions
      ----------

      Nothing in clause 15.2 shall entitle any Bank to receive any amount in respect of compensation for any such liability to Taxes, increased or additional cost, reduction, payment, forgone return or loss to the extent that the same:

      (a)  is the subject of an additional payment under clause 8.5; or

      (b)  arises as a consequence of (or of any law or regulation implementing)
           (i) the proposals for international convergence of capital measurement and capital standards published by the Basle Committee on Banking Regulations and Supervisory Practices in July 1988 and/or
           (ii) any applicable directive of the European Union (in each case) unless it results from any change in, or in the interpretation or application of, such proposals or any such applicable directive (or any law or regulation implementing the same) occurring after the date hereof; or

      (c) arises as a result of a breach by such Bank of any regulation, request or requirement (which either (i) is in existence at the date of this Agreement or (ii) which comes into effect after the date of this Agreement and with which such Bank would have complied if such regulation, request or requirement was in effect on the date of this Agreement) of any applicable central bank or other fiscal, monetary or other authority (whether or not having the force of law).

      For the purposes of this clause 15.3 the term "applicable directive" means (exclusively) each of the Own Funds Directive (89/299/EEC of 17th April
      1989) and the Solvency Ratio Directive (89/647/EEC of 18th December 1989).

15.4  Mitigation
      ----------

      If circumstances arise which would, or would upon the giving of notice, result in:

      (a)  the application of clause 5.7 in relation to any Bank;

      (b) any Obligor being required to make an increased payment to any Bank pursuant to clause 8.5;

      (c) the reduction of any Bank's Commitment to zero or the Borrower being required to prepay any Bank's Contribution pursuant to clause 15.1; or

      (d) the Borrower being required to make a payment to any Bank to compensate such Bank or its holding company for a liability to Taxes, increased or additional cost, reduction, payment, forgone return or loss pursuant to clause 15.2(ii);

      then, without in any way limiting, reducing or otherwise qualifying the obligations of the Borrower under clause 8 and this clause 15, such Bank shall, in consultation with the Agent, endeavour to take such reasonable steps (and/or, in the case of clause 15.2(ii) and where the increased or additional cost, reduction, payment, forgone return or loss is that of its holding company, endeavour to procure that its holding company takes such reasonable steps) as are open to it (or, as the case may be, its holding company) to mitigate or remove such circumstances (including (in the case of such Bank) the transfer of its rights and obligations under this Agreement to another bank or financial institution acceptable to the Borrower) unless the taking of such steps might (in the opinion of such
      Bank) be prejudicial to such Bank (or, as the case may be, its holding company) or be in conflict with such Bank's (or, as the case may be, its holding company's) general banking policies or involve such Bank (or, as the case may be, its holding company) in any material expense or any material increased administrative burden.

16    Set-off and pro rata payments
      -----------------------------

16.1  Set-off
      -------

      Each Obligor authorises each Bank to apply any credit balance to which such Obligor is then entitled on any account of such Obligor with such Bank at any of its branches in or towards satisfaction of any sum then due and payable from such Obligor to such Bank under this Agreement. For this purpose each Bank is authorised to purchase with the moneys standing to the credit of such account such other currencies as may be necessary to effect such application. No Bank shall be obliged to exercise any right given to it by this clause 16.1. Each Bank shall notify the Agent and the relevant Obligor (giving full details) forthwith upon the exercise or purported exercise of any right of set-off and the Agent shall inform the other Banks.

16.2  Pro rata payments
      -----------------

      (a) If at any time any Bank (the "Recovering Bank") receives or recovers any amount owing to it by any Obligor under this Agreement by direct payment, set-off or in any manner other than by payment through the Agent pursuant to clauses 8.1 or 8.10 (not being a payment received from a Substitute in such Bank's Contribution or any other payment of an amount due to the Recovering Bank for its sole account pursuant to clauses 6.3, 7, 8.5, 14.1, 14.3, 15.1 or 15.2), the Recovering Bank
           shall, within two Banking Days of such receipt or recovery (a "Relevant Receipt") notify the Agent of the amount of the Relevant Receipt. If the Relevant Receipt exceeds the amount which the Recovering Bank would have received if the Relevant Receipt had been received by the Agent and distributed pursuant to clauses 8.1 or 8.10 (as the case may be) then:

           (i) within two Banking Days of demand by the Agent, the Recovering Bank shall pay to the Agent an amount equal (or equivalent) to the excess;

           (ii) the Agent shall treat the excess amount so paid by the Recovering Bank as if it were a payment made by the relevant Obligor and shall distribute the same to the Banks (other than the Recovering Bank) in accordance with clause 8.10; and

           (iii) as between the relevant Obligor and the Recovering Bank the excess amount so re-distributed shall be treated as not having been paid but the obligations of the relevant Obligor to the other Banks shall, to the extent of the amount so re-distributed to them, be treated as discharged.

      (b) If any part of the Relevant Receipt subsequently has to be wholly or partly refunded by the Recovering Bank (whether to a liquidator or otherwise) each Bank to which any part of such Relevant Receipt was so re-distributed shall on request from the Recovering Bank repay to the

           Recovering Bank such Bank's pro rata share of the amount which has to be refunded by the Recovering Bank.

      (c) Each Bank shall on request supply to the Agent such information as the Agent may from time to time request for the purpose of this clause 16.2.

      (d) Notwithstanding the foregoing provisions of this clause 16.2 no Recovering Bank shall be obliged to share any Relevant Receipt which it receives or recovers pursuant to legal proceedings taken by it to recover any sums owing to it under this Agreement with any other party which has a legal right to, but does not, either join in such proceedings or commence and diligently pursue separate proceedings to enforce its rights in the same or another court (unless the proceedings instituted by the Recovering Bank are instituted by it without prior notice having been given to such party through the Agent).

16.3  No release
      ----------

      For the avoidance of doubt it is hereby declared that failure by any Recovering Bank to comply with the provisions of clause 16.2 shall not release any other Recovering Bank from any of its obligations or liabilities under clause 16.2.

16.4  No charge
      ---------

      The provisions of this clause 16 shall not, and shall not be construed so as to, constitute a charge by a Bank over all or any part of a sum received or recovered by it in the circumstances mentioned in clause 16.2.

17    Assignment, substitution and lending offices
      --------------------------------------------

17.1  Benefit and burden
      ------------------

      This Agreement shall be binding upon, and ensure for the benefit of, the Banks, the Arrangers, the Agent, the Security Trustee and the Obligors and their respective successors.

17.2  No assignment by the Obligors
      -----------------------------

      None of the Obligors may assign or otherwise transfer any of its rights or obligations under this Agreement.

17.3  Substitution
      ------------

      Each Bank (an "Existing Bank") may transfer, by way of novation (but not by way of assignment or otherwise), all or any part (being at least U.S.$2,500,000 and an integral multiple of U.S.$2,500,000) of its rights, benefits and/or obligations under this Agreement to a Qualifying Bank (a "Substitute") with the prior consent in writing of the Borrower, such consent not to be unreasonably withheld or delayed Provided that any such transfer must be of an equal proportion of the Existing Bank's rights, benefits and obligations in respect of each Tranche. Any such novation shall be effected upon not less than 5 Banking Days' prior notice by delivery to the Agent of a duly completed Substitution Certificate duly executed by the Existing Bank and the Substitute. On the Effective Date (as specified and defined in a Substitution Certificate so executed and delivered), to the extent that the Commitment or Contribution of the Existing Bank are expressed in a Substitution Certificate to be the subject of the novation in favour of the Substitute effected pursuant to this clause 17.3, by virtue of the counter-signature of the Substitution Certificate by the Agent (for itself and the other parties to this Agreement):

      (a) the existing parties to this Agreement and the Security Trust Deed and the Existing Bank shall be released from their respective obligations towards one another under this Agreement and the Security Trust Deed ("discharged obligations") and their respective rights against one another under this Agreement and the Security Trust Deed ("discharged rights") shall be cancelled;

      (b) the Substitute party to the relevant Substitution Certificate and the existing parties to this Agreement and the Security Trust Deed (other than such Existing Bank) shall assume obligations towards each other which differ from the discharged obligations only insofar as they are owed to or assumed by such Substitute instead of to or by such Existing Bank; and

      (c) the Substitute party to the relevant Substitution Certificate and the existing parties to this Agreement and the Security Trust Deed (other than such Existing Bank) shall acquire rights against each other which differ from the discharged rights only insofar as they are exercisable by or against such Substitute instead of by or against such Existing Bank;

      and, on such Effective Date, the Substitute shall pay to the Agent for its own account a fee of (Pounds)1,000. The Agent shall promptly notify the Borrower of the receipt by it of any Substitution Certificate and shall promptly deliver a copy of such Substitution Certificate to the Borrower.

17.4  Reliance on Substitution Certificate
      ------------------------------------

      The Agent, the Banks, the Arrangers, the Security Trustee and the Obligors shall be fully entitled to rely on any Substitution Certificate delivered to the Agent in accordance with the foregoing provisions of this clause 17 which is complete and regular on its face as regards its contents and purportedly signed on behalf of the relevant Existing Bank and the Substitute and none of the Agent, the Banks, the Arrangers, the Security Trustee or the Obligors shall have any liability or responsibility to any party as a consequence of placing reliance on and acting in accordance with any such Substitution Certificate if it proves to be the case that the same was not authentic or duly authorised.

17.5  Authorisation of Agent
      ----------------------
      Each party to this Agreement irrevocably authorises the Agent to counter-sign each Substitution Certificate on its behalf for the purposes of clause 17.3.

17.6  Construction of certain references
      ----------------------------------

      If any Bank novates all or any part of its rights, benefits and obligations as provided in clause 17.3 all relevant references in this Agreement and the Security Trust Deed to such Bank shall thereafter be construed as a reference to such Bank and/or its Substitute to the extent of their respective interests.

17.7  Lending offices
      ---------------

      Each Bank shall lend through its office at the address specified in part A of schedule 1 or, as the case may be, in any relevant Substitution Certificate or through any other office of such Bank selected from time to time by such Bank through which such Bank wishes to lend for the purposes of this Agreement, Provided that no such change of lending office may take place if it would involve any Obligor having to pay any increased cost with respect to its obligations under this Agreement. If the office through which a Bank is lending is changed pursuant to this clause 17.7, such Bank shall notify the Agent promptly of such change.

17.8  Disclosure of information
      -------------------------

      Subject to such person first executing a confidentiality undertaking in a form acceptable to the Borrower, acting reasonably, any Bank may disclose to a prospective transferee or to any other person who may propose entering into contractual relations with such Bank in relation to this Agreement such information about the Group as such Bank shall consider appropriate.

18    Arrangers, Agent, Security Trustee and Reference Banks
      ------------------------------------------------------

18.1  Appointment of Agent and Security Trustee
      -----------------------------------------

      Each Bank irrevocably appoints the Agent as its agent for the purposes of this Agreement and the Security Trustee as Security Trustee for the purposes of the Security Documents and irrevocably authorises the Agent and/or the Security Trustee in such capacities:

      (a) to execute each of the Security Documents and all such further documents as may be approved by the Majority Banks for execution by the Security Trustee; and

      (b) (whether or not by or through employees or agents) to take such action on such Bank's behalf and to exercise such rights, remedies, powers and discretions as are specifically delegated to the Agent or (as the case may be) the Security Trustee by this Agreement or, (as the case may be) the Security Documents, together with such powers and discretions as are reasonably incidental thereto (but subject to any restrictions or limitations specified in this Agreement). None of the Agent, the Arrangers or the Security Trustee shall, however, have any duties, obligations or liabilities (whether fiduciary or otherwise) to the Banks beyond those expressly stated in this Agreement and/or the Security Documents.

      Notwithstanding that the Agent and the Security Trustee may from time to time be the same entity, the Agent and Security Trustee have entered into this Agreement in their separate capacities as agent for the Banks under and pursuant to this Agreement and as security trustee for the Beneficiaries (as defined in the Security Trust Deed) to hold the security created or to be created by the Security Documents on the terms set out in the Security Documents and/or in this Agreement. However, where this Agreement provides for the Agent to communicate with or provide instructions to the Security Trustee, while the Agent and the Security Trustee are the same entity, it will not be necessary for there to be any such formal communications or instructions notwithstanding that this Agreement provides in certain cases for the same to be in writing.

18.2  Agent's actions
      ---------------

      Any action taken by the Agent under or in relation to this Agreement with requisite authority, or on the basis of appropriate instructions, received from the Majority Banks (or as otherwise duly authorised) shall be binding on all the Banks.

18.3  Agent's duties
      --------------

      The Agent shall:

      (a) promptly notify each Bank of the contents of each notice, certificate or other document received by the Agent from the Borrower or any other Obligor under or pursuant to this Agreement;

      (b) consult with the Banks as to whether and, if so, how a discretion vested in the Agent is, either in any particular instance or generally, to be exercised but so that this shall not prevent the Agent, in exceptional circumstances where time does not permit such consultation and urgent action is required, from exercising its rights and powers, or from instructing the Security Trustee to exercise its rights and powers to preserve the security constituted by the Security Documents so long as the Agent promptly notifies the Banks subsequently of such exercise; and

      (c) (subject to the other provisions of this clause 18) take such action or, as the case may be, refrain from taking such action with respect to the exercise of any of its rights, remedies, powers and discretions as agent or security agent, as the Majority Banks may reasonably direct.

18.4  Agent's rights
      --------------

      The Agent may:

      (a) in the exercise of any right, remedy, power or discretion in relation to any matter, or in any context, not expressly provided for by this Agreement, act or, as the case may be, refrain from acting in accordance with the instructions of the Majority Banks, and shall be fully protected in so doing;

      (b) unless and until it shall have received directions from the Majority Banks, take such action, or refrain from taking such action in respect of a Default of which the Agent has actual knowledge as it shall deem advisable in the best interests of the Banks (but shall not be obliged to do so);

      (c) refrain from acting in accordance with any instructions of the Majority Banks to institute, or to instruct the Security Trustee to institute any legal proceedings arising out of or in connection with this Agreement and/or the Security Documents until it and/or the Security Trustee has been indemnified and/or secured to its satisfaction against any and all costs, expenses or liabilities (including legal fees) which it and/or the Security Trustee would or might incur as a result;

      (d) deem and treat (i) each Bank as the person entitled to the benefit of the Contribution of such Bank for all purposes of this Agreement and the Security Documents unless and until a Substitution Certificate shall have been filed with the Agent and shall have become effective, and (ii) the office set opposite the name of each Bank in part A of schedule 1 or, as the case may be, in any relevant Substitution Certificate as such Bank's lending office unless and until a written notice of change of lending office shall have been received by the Agent; and the Agent may act upon any such notice unless and until the same is superseded by a further such notice;

      (e) rely as to matters of fact which might reasonably be expected to be within the knowledge of any Obligor upon a certificate signed by any director of the relevant Obligor on behalf of such Obligor; and

      (f) refrain from doing anything which would, or might in its opinion, be contrary to any law or regulation of any jurisdiction and may do anything which is in its opinion necessary or desirable to comply with any such law or regulation.

18.5  No liability of Arrangers, Security Trustee and Agent
      -----------------------------------------------------

      None of the Arrangers, the Security Trustee, the Agent or any of their respective employees and agents shall:

      (a) be obliged to request any certificate or opinion under clause 10.1 or any provision of the Security Documents or to make any enquiry as to the use of the proceeds of the Facility unless (in the case of the Agent) so required in writing by any Bank, in which case the Agent shall promptly make the appropriate request of the relevant Obligor; or

      (b) be obliged to make any enquiry as to any breach or default by any Obligor in the performance or observance of any of the provisions of this Agreement or as to the existence of a Default unless (in the case of the Agent) the Agent has actual knowledge thereof or has been notified in writing thereof by a Bank, in which case the Agent shall promptly notify the Banks of the relevant event or circumstance; or

      (c) be obliged to enquire whether or not any representation or warranty made by any Obligor pursuant to this Agreement or any of the Security Documents is true; or

      (d) be obliged to do anything (including, without limitation, disclosing any document or information) which would, or might in its opinion, be contrary to any law or regulation or be a breach of any duty of confidentiality or otherwise be actionable or render it liable to any person; or

      (e) be obliged to account to any Bank for any sum or the profit element of any sum received by it for its own account; or

      (f) be obliged to institute any legal proceedings arising out of or in connection with, or otherwise take steps to enforce, this Agreement and/or the Security Documents other than on the instructions of the Majority Banks; or

      (g) be liable to any Bank for any action taken or omitted under or in connection with this Agreement and/or the Security Documents or the Loan unless caused by its gross negligence or wilful misconduct.

      For the purposes of this clause 18 neither the Agent nor the Security Trustee shall be treated as having actual knowledge of any matter of which the corporate finance or any other division outside the agency or loan administration department of the person for the time being acting as the Agent or the Security Trustee, as the case may be may become aware in the context of corporate finance, advisory or lending activities from time to time undertaken by the Agent or the Security Trustee, as the case may be for the Borrower or any other members of the Group or any associated companies of the Borrower (including, without limitation, the Parent and its Subsidiaries) or any other person which may be a trade competitor of any of the Obligors or may otherwise have commercial interests similar to those of any of the Obligors.

18.6  Non-reliance on Arrangers, Security Trustee or Agent
      ----------------------------------------------------

      Each Bank acknowledges, by virtue of its execution of this Agreement or, as the case may be, a Substitution Certificate, that it has not relied on any statement, opinion, forecast or other representation made by the Arrangers, the Security Trustee or the Agent to induce it to enter into this Agreement and that it has made and will continue to make, without reliance on the Agent, the Security Trustee or the Arrangers and based on such documents as it considers appropriate, its own appraisal of the creditworthiness of the Borrower and the other members of the Group and its own independent investigation of the financial condition, prospects and affairs of the Borrower and the other members of the Group in connection with the making and continuation of the Loan under this Agreement. None of the Arrangers, the Security Trustee or the Agent shall have any duty or responsibility, either initially or on a continuing basis, to provide any Bank with any credit or other information with respect to the Obligors whether coming into its possession before the making of the Loan or at any time or times thereafter, other than (in the case of the Agent) as provided in clause 18.3(a).

18.7  No Responsibility on Arrangers, Security Trustee or Agent for any
      -----------------------------------------------------------------
      Obligor's performance
      ---------------------

      Neither the Arrangers, the Security Trustee nor the Agent shall have any responsibility or liability to any Bank:

      (a) on account of the failure of any Obligor to perform its obligations under this Agreement or any Security Document; or

      (b)  for the financial condition of any Obligor; or

      (c) for the completeness or accuracy of any statements, representations or warranties in this Agreement, any Security Document or the Information

            Memorandum or any document delivered under this Agreement or any Security Document; or

      (d) for the execution, effectiveness, adequacy, genuineness, validity, enforceability or admissibility in evidence of this Agreement or any of the Security Documents or of any certificate, report or other document executed or delivered under this Agreement or any of the Security Documents; or

       (e) otherwise in connection with the Facility or its negotiation or for acting (or, as the case may be, refraining from acting) in accordance with the instructions of the Majority Banks.

18.8   Reliance on documents and professional advice
       ---------------------------------------------

       The Arrangers, the Security Trustee and the Agent shall be entitled to rely on any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper person and shall be entitled to rely as to legal or other professional matters on opinions and statements of any legal or other professional advisers selected or approved by it (including those in the Agent's employment).

18.9   Other dealings
       --------------

       The Arrangers, the Security Trustee and the Agent may, without any liability to account to the Banks, accept deposits from, lend money to, and generally engage in any kind of banking or other business with, and provide advisory or other services to, the Borrower or any other member of the Group or any associated company of the Borrower (including, without limitation, UIH and any of its Affiliates) or any of the Banks as if it were not the Arrangers, the Security Trustee or the Agent, as the case may be.

18.10  Rights of Agent and Security Trustee as Bank; no partnership
       ------------------------------------------------------------

       With respect to its own Commitment and Contribution (if any) the Agent and the Security Trustee shall have the same rights and powers under this Agreement and the Security Documents as any other Bank and may exercise the same as though they were not performing the duties and functions delegated to them under this Agreement and/or the Security Documents and the term "Banks" shall, unless the context clearly otherwise indicates, include the Agent and the Security Trustee in their individual capacities as Banks. This Agreement shall not and shall not be construed so as to constitute a partnership between the parties or any of them.

18.11  Amendments; waivers
       -------------------

       (a) Subject to clause 18.11(b), the Agent may, with the consent of the Majority Banks (or if and to the extent expressly authorised by the other provisions of this Agreement) and, if so instructed by the Majority Banks, shall (i) agree amendments or modifications to this Agreement with the Obligors and/or (ii) vary or waive breaches of, or defaults under, or otherwise excuse performance of, any provision of this Agreement or the Security Documents by any Obligor. Any such action so authorised and effected by the Agent shall be documented in such manner as the Agent shall (with the approval of the Majority Banks) determine, shall be promptly notified to the Banks by the Agent and (without prejudice to the generality of clause 18.2) shall be binding on all the Banks.

       (b) Except with the prior written consent of all the Banks, the Agent shall not have authority on behalf of the Banks (A) to agree with any Obligor any amendment or modification to this Agreement or to grant waivers in respect of breaches or defaults or to vary or excuse performance of or under this Agreement by any Obligor, if the effect of such amendment, modification, waiver, variation or excuse would be to (i) reduce the Margin, (ii) postpone the due date or reduce the amount of any payment of principal, interest, commitment commission or other amount payable by any Obligor under this Agreement or any of the Security Documents, (iii) change the currency in which any amount is payable by any Obligor under this Agreement, (iv) increase any Bank's Commitment, (v) extend the Availability Period, (vi) change the definition of "Majority Banks" in clause 1.2, (vii) change any provision of this Agreement which expressly or impliedly requires the approval or consent of all the Banks such that the relevant approval or consent may be given otherwise than with the sanction of all the Banks, (viii) change clause 6.1, (ix) change the order of distribution under clause 8.10,
            (x) change clause 16.2, (xi) change this clause 18.11 or (B) release any member of the Group or any of their respective assets from the security created by any of the Security Documents unless such release is to permit the disposal or other dealing with such asset in accordance with the terms of this Agreement and any relevant Security Document or (C) release any Guarantor from its obligations under any Guarantee to which it is a party.

       (c) For the purposes of this clause 18.11 it is expressly agreed and acknowledged that the execution of any deed or instrument pursuant to a further assurance provision in the Security Documents shall not constitute an amendment or modification to, or variation of, this Agreement or any of the Security Documents.

18.12  Reimbursement and indemnity by Banks
       ------------------------------------

       Each Bank shall reimburse the Arrangers and the Agent (rateably in accordance with such Bank's Commitment or Contribution), to the extent that the Arrangers or the Agent is not reimbursed by the Obligors, for the costs, charges and expenses incurred by the Arrangers and the Agent in connection with the negotiation, preparation and execution of this Agreement and the Security Documents and/or in contemplation of, or otherwise in connection with, the enforcement or attempted enforcement of, or the preservation or attempted preservation of any rights under, or in carrying out its duties under, this Agreement and/or any of the Security Documents including (in each case) the fees and expenses of legal or other professional advisers. Each Bank shall on demand indemnify the Agent (rateably in accordance with its Commitment or Contribution) against all liabilities, damages, costs and claims whatsoever incurred by the Agent in connection with this Agreement and the Security Documents or the performance of its duties under this Agreement and the Security Documents or any action taken or omitted by the Agent under this Agreement and/or any of the Security Documents, unless such liabilities, damages, costs or claims arise from the Agent's own gross negligence or wilful misconduct.

18.13  Retirement of Agent
       -------------------

       (a) The Agent may retire from its appointment as Agent under this Agreement having given to the Borrower and each of the Banks not less than 30 days' notice of its intention to do so, provided that no such retirement shall take effect unless there has been appointed by the Banks as a successor agent:

            (i) a Bank nominated by the Majority Banks with the consent of the Borrower (not to be unreasonably withheld or delayed) or, failing such a nomination,

            (ii) any reputable and experienced bank or financial institution with offices in London nominated by the Agent with the consent of the Borrower (not to be unreasonably withheld or delayed).

            Any corporation into which the Agent may be merged or converted or any corporation with which the Agent may be consolidated or any corporation resulting from any merger, conversion, amalgamation, consolidation or other reorganisation to which the Agent shall be a party shall, to the extent permitted by applicable law, be the successor Agent under this Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Agreement, save that notice of any such merger, conversion, amalgamation, consolidation or other reorganisation shall forthwith be given to the Borrower and the Banks.

       (b) Upon any such successor as aforesaid being appointed, the retiring Agent shall be discharged from any further obligation under this Agreement (but shall continue to have the benefit of this clause 18 in respect of any action it has taken or refrained from taking prior to such discharge) and its successor and each of the other parties to this Agreement shall have the same rights and obligations among themselves as they would have had if such successor had been a party to this Agreement in place of the retiring Agent. The retiring Agent shall (at the expense of the Borrower) provide its successor with copies of such of its records as its successor reasonably requires to carry out its functions under this Agreement.

18.14  Change of Reference Banks
       -------------------------

       If (a) the whole of the Contribution (if any) of any Reference Bank is prepaid, (b) the Commitment (if any) of any Reference Bank is reduced to zero in accordance with clause 6.3 or 15.1, (c) a Reference Bank novates the whole of its rights and obligations (if any) as a Bank under this Agreement or (d) any Reference Bank ceases to provide quotations to the Agent for the purposes of determining LIBOR, the Agent may, acting on the instructions of the Majority Banks, terminate the appointment of such Reference Bank and after consultation with the Borrower appoint another Bank to replace such Reference Bank.

18.15  Prompt distribution of proceeds
       -------------------------------

       Moneys received by the Security Trustee (whether from a receiver or otherwise) pursuant to the exercise of (or otherwise by virtue of the existence of) any rights and powers under or pursuant to any of the Security Documents shall be paid to the Agent for distribution in accordance with the terms of the Security Trust Deed and shall be distributed by the Agent as soon as is practicable after the relevant moneys are received by, or otherwise become available to, the Agent save that (without prejudice to any other provision contained in any of the Security Documents) the Agent (acting on the instructions of the Majority Banks) may credit any moneys received by it to a suspense account for so long and in such manner as the Agent may from time to time determine with a view to preserving the rights of the Agent and/or the Arrangers and/or the Banks or any of them to prove for the whole of their respective claims against any Obligor or any other person liable.

19    Notices and other matters
      -------------------------

19.1  Notices
      -------

      Every notice, request, demand or other communication under this Agreement shall:

      (a) be in writing delivered personally or by first-class prepaid letter (airmail if available) or telefax;

      (b) be deemed to have been received, subject as otherwise provided in this Agreement, in the case of a letter when delivered and, in the case of a telefax, when a complete and legible copy is received by the addressee (unless the date of despatch is not a business day in the country of the addressee or the time of despatch of any telefax is after the close of business in the country of the addressee in which case it shall be deemed to have been received at the opening of business on the next such business day); and

      (c)  be sent:

           (i)   to each Obligor at:
                 Fred. Roeskestraat 123
                 PO Box 74763,
                 1070 BT Amsterdam
                 Telefax:    (31) 20578 9861
                 Attention:  Chief Financial Officer

           (ii)  to the Agent, the Arrangers and the Security Trustee at:
                 Triton Court,
                 14/18 Finsbury Square,
                 London EC2A 1DB
                 Telefax:    (44) 171 638 2551
                 Attention:  Manager, Loans Agency
                 and:
                 Telefax:    (44) 171 638 0006
                 Attention:  Director, Communications Finance

                 and in the case of Toronto
                 Dominion Capital at:
                 31 West 52nd Street
                 New York
                 N.Y. 10019-6101
                 Telefax:    212 974 8429
                 Attention:  Steve Reinstadtler

           (iii) to each Bank
                 at its address or telefax number
                 specified in part A of schedule 1 or
                 in any relevant Substitution Certificate or to such other address or telefax number as is notified by the relevant party to the other parties to this Agreement.

19.2  Notices through the Agent
      -------------------------

      Every notice, request, demand or other communication under this Agreement to be given by any Obligor to any other party shall be given to the Agent for onward transmission as appropriate and to be given to the Obligors shall (except as otherwise provided in this Agreement) be given by the Agent.

19.3  No implied waivers, remedies cumulative
      ---------------------------------------

      No failure or delay on the part of the Agent, the Arrangers, the Security Trustee, the Banks or any of them to exercise any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise by the Agent, the Arrangers, the Security Trustee, the Banks or any of them of any power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy. The remedies provided in this Agreement are cumulative and are not exclusive of any remedies provided by law.

19.4  English translations
      --------------------

      All certificates, instruments and other documents to be delivered under or supplied in connection with this Agreement shall be in the English language or shall be accompanied by a certified English translation upon which the Agent, the Security Trustee, the Arrangers and the Banks shall be entitled to rely.

19.5  Counterparts
      ------------

      This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, each of which when so executed and delivered shall be an original, but all counterparts shall together constitute one and the same instrument.

19.6  Change of governing law
      -----------------------

      (a) The Arrangers may at any time give notice (a "Change of Law Notice") to the Borrower under this clause 19.6.

      (b) After the giving of a Change of Law Notice the Agent (acting on the instructions of the Majority Banks) and the Borrower (acting on behalf of the Obligors) shall negotiate in good faith with a view to replacing this Agreement with a new agreement (the "Replacement Agreement"), the terms of which shall substantially reflect the terms of this Agreement, but shall also be consistent with market practice in New York. The Replacement Agreement shall be governed by New York law.

      (c) Each party shall bear its own costs incurred in connection with the negotiation, preparation and execution of the Replacement Agreement and all documents executed as conditions precedent to the availability of the facility made available thereby.

20    Governing law and jurisdiction
      ------------------------------

20.1  Law
      ---

      This Agreement shall be governed by English law.

20.2  Submission to jurisdiction
      --------------------------

      The parties to this Agreement agree for the benefit of the Agent, the Arrangers, the Security Trustee and the Banks that:

      (a) if any party has any claim against any other arising out of or in connection with this Agreement such claim shall (subject to clause 20.2(c)) be referred to the High Court of Justice in England, to the jurisdiction of which each of the parties irrevocably submits;

      (b) the jurisdiction of the High Court of Justice in England over any such claim against the Agent, the Arrangers, the Security Trustee or any Bank shall be an exclusive jurisdiction and no courts outside England shall have jurisdiction to hear or determine any such claim; and

      (c) nothing in this clause 20.2 shall limit the right of the Agent, the Arrangers, the Security Trustee or the Banks to refer any such claim against any Obligor to any other court of competent jurisdiction outside England, to the jurisdiction of which each Obligor hereby irrevocably agrees to submit, nor shall the taking of proceedings by the Agent, the Arrangers, the Security Trustee or any Bank before the courts in one or more jurisdictions preclude the taking of proceedings in any other jurisdiction whether concurrently or not.

20.3  Agent for service of process
      ----------------------------

      Each Obligor irrevocably designates, appoints and empowers TG Registrars Limited at present of 150 Aldersgate Street, London EC1A 4EJ to receive for it and on its behalf service of process issued out of the High Court of Justice in England in relation to any claim arising out of or in connection with this Agreement.

IN WITNESS whereof the parties to this Agreement have caused this Agreement to be duly executed on the date first above written.

                                  Schedule 1
                                  ----------

                   Part A - The Banks and their Commitments
                   ----------------------------------------


Name                      Address and telefax number        Commitment
                                                            (U.S.$)
Toronto Dominion          909 Fannin, STE. 1700             125,000,000
Investments, Inc.         Houston, TX
                          USA 77010
                          Fax:   (713) 652 2647
                          Attention: Martha Gariepy


                       Part B - Corporate Group members
                       --------------------------------

                           (other than the Obligors)

                                   Section 1
                                   ---------

               Company                                     Owner(s)
1   Cable Network Brabant Holding B.V.                KTE Newco - 100%

2   Cable Network Zuid-Oost Brabant Holding B.V.      Borrower - 100%

3   Cable Network Holding B.V.                        Borrower - 100%

4   Kabeltel SRO                                      Borrower - 100%

5   Slovatel SRO                                      Borrower - 100%

6   Kabel Net Holding A.S.                            Parent - 100%

7   Kabel Net Brno A.S.                               Parent - 100%

8   UIH Romania, Inc.                                 Borrower - 100%

9   UIH Romania Ventures, Inc.                        Borrower - 100%

10  MediaReseaux S.A.                                 Borrower - 99.99%
                                                      six director nominees -one
                                                      share each

11  Intercabo Televisao por Cabo SGPS LDA             Borrower - 100%
    ("Intercabo SGPS")

12  Ceska Programova Spolecnost s.r.o.                UIH Programming, Inc. -
                                                      100%
13  UIH Spain, Inc.                                   Parent - 100%

                                   Section 2
                                   ---------

1   A2000 Holding N.V.                                Borrower - 50%
                                                      US West International
                                                      B.V. - 50%

2   Kabeltelevisie Amsterdam B.V.                     A2000 - 100%
                                                      Municipality of Amsterdam
                                                      - 1 priority share

3   A2000 Hilversum B.V.                              A2000 - 100%

               Company                                     Owner(s)
4   Kabeltelevisie Eindhoven N.V.                     KTE Newco - 100%

5   Media Groep West B.V.                             A2000 - 25%
                                                      NV Holdingmij. De
                                                      Telegraaf - 75%

6   Kabeltelevisie Son en Breugel B.V.                Cable Network Brabant
                                                      Holding B.V. - 100%

7   Intercabo Centro S.A.                             Intercabo SGPS - 100%

8   Intercabo Atlantico S.A.                          Intercabo SGPS - 100%

9   Intercabo Norte S.A.                              Intercabo SGPS - 100%

10  Intercabo Capital S.A.                            Intercabo SGPS - 100%

11  Intercabo Sul S.A.                                Intercabo SGPS - 100%

12  Bragatel S.A.                                     Intercabo SGPS - 21.01%
                                                      TVTEL - 24.03%
                                                      Parfitel - 24.03%
                                                      TLCI - 24.03%
                                                      Braga Municipality - 6.9%

13  Pluricanal Leiria S.A.                            Intercabo SGPS - 3.16%
                                                      TVTEL - 19.84%
                                                      Parfitel - 75%
                                                      PP - 1%
                                                      MS - 1%

14  Kabelkom Kabeltelevizio Kft ("kk")                Kabelkom - 100%

15  CEU Kft                                           Kabelkom - 50% KK - 50%

16  Anfel - Kabelkom Kabelkommunikacios Kft           Kabelkom - 60.1% KK -10.2%
                                                      Komtavho Rt. Tatabanyai
                                                      Onkormanyzat
                                                      Varosgondnoksagi Rt. -
                                                      29.7%

17  Hajdu - Kabelkom Kabelkommunikacios Kft           Kabelkom - 64.6% KK -16.2%
                                                      DEKVA Kft. - 19.2%

18  Kabelkom Dunaujvaros Kabelkommunikacios Kft       Kabelkom - 70.7% KK - 4.3%
                                                      Dunaujvarosi
                                                      Varosgazdalkodasi Rt.
                                                      Dunaujvaros Onkormanyzata
                                                      - 25%

               Company                                     Owner(s)
19  Telestar Kabelkom Kabelkommunikacios Kft          Kabelkom - 75.5% KK - 4%
                                                      Heves Megyei Allami
                                                      Epitoipari Vallalat

                                                      Reti Gyorgy

                                                      EVAT Vagyonkezelo
                                                      esTavfuto Rt. ELEKTRONIKA
                                                      Tervezo es Kivitelezo
                                                      Gmk. - 20.5%

20  Kabelkom Nyiregyhaza                              Kabelkom -57.9% KK - 13.4%
    Kabelkommunikacios Kft                            Nyir-Kabel Szolgaltato es
                                                      Kereskedelmi Kft.

                                                      Nyiregyhaza Onkormanyzata
                                                      - 28.7%

21  Kabelkom Pecsi Kabeltelevizio Kft                 Kabelkom - 68.6% KK -13.5%
                                                      Tryg Kft -17.9%

22  Kabelkom Szekesfehervar Kabelkommunikacios        Kabelkom - 3.6% KK -15.3%
    Kft                                               Szekesfehervari
                                                      Onkormnyzat -81.1%

23  Kabelkom Veszprem Kabelkommunikacios              Kabelkom - 67.7% KK -2.4%
    Kft                                               Veszpremi
                                                      Vayonhasznositasi es
                                                      Befektetesi Rt. - 29.9%

24  Kabelkom Szolnok Kabelkommunikacios               Kabelkom - 48.1% KK -22.4%
    Kft.                                              Others - 29.5%

25  Miskolci Kabel-TV Kft                             Kabelkom - 42%  KK - 58%

26  Multicanal Holdings SRL                           UIH Romania, Inc - 90%
                                                      IMSAT SA - 10%

27  Control Cable Ventures SRL                        UIH Romania Ventures,
                                                      Inc - 51% Control Ploiesti
                                                      SA -49%

28   UII - Ireland Limited Liability Company          UII - 98%
                                                      UII Newco - 0.889%
                                                      UA-UII, Inc. - 1.111%

29   UII - Ireland Ltd                                UII-Ireland LLC - 90%
                                                      Riordan Communications.
                                                      Ltd. -10%


30  Princes Holdings Ltd                              UII-Ireland Ltd. - 50%
                                                      Independent Newspapers
                                                      plc - 50%

31  Westward Horizon Ltd                              Princes - 100%

32  Westward Cable Ltd                                Westward Horizon - 100%

33  Ballinasloe Electronic Services (Audio            Westward Cable - 100%
    Vision) Ltd

34  Horizon TV Distribution Ltd                       Westward Horizon - 100%

35  TV Sparts Ltd                                     Westward Horizon - 100%

36  Independent Wireless Cable Ltd                    Princes - 100%

37  Cork Communications Ltd                           Princes - 96%
                                                      Others - 4%

38  Culross Investments Ltd                           Cork Communications Ltd -
                                                      100%

39  Kenniv Securities Ltd.                            Cork Communications - 100%

40  U.C.T. - Netherlands B.V. ("UCT")                 UII - 100%

41  Tishdoret Achzakot Ltd                            UCT - 99.3%
                                                      UII - 0.7%

42  Tevel Israel International Communications         Tishdoret - 46.6%
    Ltd.                                              DIC Cable TV Ltd. 48.4%
                                                      Shimwell - 5%

43  Israel Cable Programming Ltd.                     Tevel - 30%
                                                      Others - 70%

44  Melita Cable TV PLC                               Melita Partnership -
                                                      99.99%
                                                      UII - 0.005%
                                                      Melita Cable Holdings Ltd
                                                      - 0.005%

45  Media Reseaux Marne S.A.                          Media Reseaux - 99.5%
                                                      (95%) Patrick Drahi - 0.5%
                                                      (5%)

46  TV a la Carte B.V.

47  Trnavatel SRO                                     Radio Public - 75%
                                                      Satro s.r.o. - 20%
                                                      City of Trnava - 5%


48  UCI Enterprises Inc.                              Borrower - 100%

49  Santander de Cable S.A.                           UIH Spain, Inc. - 25%

50  Burgos S.A.                                       UIH Spain, Inc. - 25%

51  UIH Portugal Inc.                                 Parent - 100%

52  UIH Bulgaria Inc.                                 Parent - 100%

53  UIH Slovakia Inc.                                 Parent - 100%

54  UIH Turkey Inc.                                   Parent - 100%

                      Part C - Partnership Group Members
                      ----------------------------------



   Partnership                              Partners
   -----------                              --------
1  Kabelkom Holding Co.                     Kabelkom Newco
                                            - 47.2% (economic present),
                                            - 50% (residual economic)
                                            - 50% (voting)
                                            Time Warner Entertainment Company,
                                            L.P.
                                            - 52.8% (economic present)
                                            - 50% (residual economic)
                                            - 50% (voting)

2  United International Investments         UII Newco - 50% with respect to
                                            Malta Interests
                                            - 50% with respect to Israel
                                            Interests
                                            - 44.4445% with respect to Ireland
                                            Interests
                                            - 50% voting interest

                                            UA-UII, Inc. - 50% with respect to
                                            Malta Interests
                                            - 50% with respect to Israel
                                            Interests
                                            - 55.5555% with respect to Ireland
                                            Interests
                                            - 50% voting interest

3  Melita Partnership                       UII - 50%
                                            Melita Cable Holdings Ltd - 50%

4  Kabelkom Management                      UCI Enterprises, Inc. - 50%
   Corporation.                             Time Warner Entertainment Company,
                                            L.P. -50%

                                  Schedule 2
                                  ----------

                       Part A - Form of Drawdown Notice
                       --------------------------------

To:  The Toronto-Dominion Bank,
     Triton Court,
     14/18 Finsbury Square,
     London EC2A 1DB.
     Attention:  Manager, Loans Agency
     and
     Attention: Director, Communications Finance
                                                                ' December, 1997

                         U.S.$125,000,000 Bridge Loan
                   Facility Agreement dated ' December, 1997
                   -----------------------------------------

     We refer to the above Agreement and hereby give you notice that we wish to draw down the Loan in an amount of U.S.$125,000,000 in __ Tranches on __ 1997. The funds should be applied in accordance with clause 4.2. We select first Interest Periods in respect of the Tranches as follows:

                Amount of Tranche              Interest Period
                      __                             __

                      __                             __

     We confirm that:

     (i) so far as we are aware, no event or circumstance has occurred and is continuing which constitutes a Default; and

     (ii) the representations and warranties contained in clause 10 of the Agreement are true and correct as at the date of this notice as if made with respect to the facts and circumstances existing at the date of this notice.

     Words and expressions defined in the Agreement shall have the same meanings where used in this notice.

                             For and on behalf of
                            Belmarken Holding B.V.


                    .......................................

                              Authorised Officer

                                  Schedule 2
                                  ----------

                       Part B - Form of Rollover Notice
                       --------------------------------

To:  The Toronto-Dominion Bank,
     Triton Court,
     14/18 Finsbury Square,
     London EC2A 1DB.
     Attention:  Manager, Loans Agency
     and
     Attention: Director, Communications Finance
                                                                          ' 199_

                         U.S.$125,000,000 Bridge Loan
                  Facility Agreement dated 5th December, 1997
                  -------------------------------------------

     We refer to the above Agreement and hereby give you notice that we

     [select a next Interest Period in respect of the Tranche/the current Interest Period in respect of which expires on __________ 199_ of _____ months.]

or

     [wish to split the Tranche the current Interest Period in respect of which expires on _________ 199_ into ________ Tranches of ________ [,] [and] ______
[and _______ ] with Interest Periods of ___________ [,] [and] __________ [and
__________] months respectively.]

or

     [require the Tranche the current Interest Period in respect of which expires on ____________ 199_ to be consolidated with the other Tranche which expires on such date to form one Tranche and select an Interest Period in respect of __________ months.]

     We confirm that:

     (i) so far as we are aware, no event or circumstance has occurred and is continuing which constitutes a Default; and

     (ii) the representations and warranties contained in clause 10.1 of the Agreement which are deemed to be repeated pursuant to clause 10.3 of the Agreement are true and correct as at the date of this notice as if made with respect to the facts and circumstances existing at the date of this notice.

     Words and expressions defined in the Agreement shall have the same meanings where used in this notice.

                             For and on behalf of
                            Belmarken Holding B.V.



                       ................................

                              Authorised Officer

                                  Schedule 2
                                  ----------

                       Part C - Form of Extension Notice
                       ---------------------------------



To:  The Toronto-Dominion Bank,
     Triton Court
     14/18 Finsbury Square
     London EC2A 1DB
     Attention: Manager, Loans Agency
     and
     Attention: Director, Communications Finance
                                                                   _______  1998


                         U.S.$125,000,000 Bridge Loan
                  Facility Agreement dated 5th December, 1997
                  -------------------------------------------


     We refer to the above Agreement and hereby give you notice that we wish to extend the maturity of the Loan to the Final Repayment Date.

     We confirm that:

     (a) all of the Letters of Consent were received by the Agent by 31st March, 1998;

     (b)  [either:

          mandatory prepayments of the Loan totalling at least U.S.$62,500,000 have been made under clause 6.5(a), (b), (c), (f) and/or (g);

          or

          mandatory prepayments of the Loan totalling at least U.S.$40,000,000 have been made under clause 6.5(d), following the subscription for cash for new Ownership Interests in the Borrower, which cash has ultimately been provided by UIH;]

     (c)  the ratio of Total Valuation Amount:Net Loan is not less than 4:1;

     (d) the credit balance on the Interest Reserve Account exceeds the greater of:

          (i) the Anticipated Interest Amount accruing on the Loan over the period commencing on the date of this notice and ending on the Final Repayment Date; and

          (ii) U.S.$5,000,000;

     (e) no event or circumstance has occurred and is continuing which constitutes a Default; and

     (f) the representations and warranties contained in clause 10.1 of the Agreement which are deemed to be repeated pursuant to clause 10.3 of the Agreement are true and correct as at the date of this notice as if made with respect to the facts and circumstances existing at the date of this notice.

Words and expressions defined in the Agreement shall have the same meanings where used in this notice.

                             For and on behalf of
                            Belmarken Holding B.V.



                    ......................................

                              Authorised Officer

                                   Schedule 3
                                   ----------

      Documents and evidence required as conditions precedent to the Loan
      -------------------------------------------------------------------

(a) Copies, certified as true, complete and up-to-date copies by an Authorised Officer of each of the Obligors, the Parent, Radio Public and UIH, of:

        (i)   the constitutive documents of such person;

        (ii) in the case of each Obligor, an extract from the trade register of the Chamber of Commerce of such Obligor; and

        (iii) in the case of each Obligor, of the shareholders' register of such Obligor.

(b) Copies, certified as true copies by an Authorised Officer of each of the Obligors, the Parent, Radio Public and UIH, of all necessary corporate resolutions of such person evidencing approval of this Agreement and the Security Documents, Sale and Purchase Agreements and Intercompany Loan Agreements to which it is a party and authorising its appropriate officers to execute and deliver this Agreement and such Security Documents, Sale and Purchase Agreements and Intercompany Loan Agreements and to give all notices and take all other action required by such person under this Agreement and such Security Documents, Sale and Purchase Agreements and Intercompany Loan Agreements.

(c) Specimen signatures, authenticated by an Authorised Officer of each of the Obligors, the Parent, Radio Public and UIH of the persons authorised in the resolutions referred to in paragraph (b) above, together with an original of the power of attorney granted by such person in connection with this Agreement and the Security Documents.

(d) A copy, certified as a true copy by an Authorised Officer of each of the Obligors, the Parent, Radio Public and UIH, of all consents, authorisations, licences and approvals required by such person to authorise, or required by such person in connection with, the execution, delivery, validity, enforceability and admissibility in evidence of this Agreement and the Security Documents, Sale and Purchase Agreements and Intercompany Loan Agreements to which it is a party and the performance by such person of its obligations under this Agreement and such Security Documents.

(e)     (i)   Two opinions (one concerning the memorandum on the security structure of this transaction (the "Security Structure
              Memorandum") of Trenite Van Doorne, special legal advisers to the Banks in the Netherlands, dated not more than five Banking Days prior to the Drawdown Date, each in a form acceptable to the Agent.

        (ii) An opinion of Horlings, Brouwer & Horlings, special tax advisors to the Banks in the Netherlands, dated not more than five Banking Days prior to the Drawdown Date, in a form acceptable to the Agent.

(f)     (i)   Two opinions (one concerning the Security Structure Memorandum) of
              Holland & Hart, special legal advisers to the Banks in Colorado and Delaware, dated not more than five Banking Days prior to the Drawdown Date, each in a form acceptable to the Agent.

        (ii) An opinion of Holme Roberts & Owen LLP, special legal advisors to the Borrower in Colorado and Delaware, dated not more than five Banking Days prior to the Drawdown Date, in a form acceptable to the Agent.

(g) An opinion of Weil Gotshal & Manges, special legal advisers to the Banks in the Czech Republic, dated not more than five Banking Days prior to the Drawdown Date, in a form acceptable to the Agent.

(h) An opinion of Coppens van Ommerslaghe & Faures, special legal advisers to the Banks in Belgium dated not more than five Banking Days prior to the Drawdown Date, in a form acceptable to the Agent.

(i) An opinion of Norton Rose, Paris, special legal advisers to the Banks in France, dated not more than five Banking Days prior to the Drawdown Date, in a form acceptable to the Agent.

(j) Two opinions (one concerning the Security Structure Memorandum) of Norton Rose, dated not more than five Banking Days prior to the Drawdown Date, each in a form acceptable to the Agent.

(k) A copy, certified as a true copy by an Authorised Officer of the Borrower, of a letter from each Obligor's agent for receipt of service of process referred to in this Agreement and the Security Documents accepting its appointment.

(l) The documents falling within paragraph (i) of the definition of "Ownership Rights Securities", the Account Charge and the Security Trust Deed, duly executed by the Borrower (or, in the case of the Encumbrances over the Ownership Interests in Kabel Net Holding and Kabel Net Brno, the Parent) together with all documents, deeds, notices and certificates required to be delivered pursuant to the terms thereof.

(m)     The Disclosure Letter.

(n) The financial statements for the financial year ended on 31 December 1996 referred to in clause 10.1(h)(i) and the quarterly management accounts referred to in clause 10.1(h)(ii).

(o)     A copy of the Management Base Case.

(p) A copy of the pro forma Quarterly Management Accounts to be delivered pursuant to clause 11.1(f).

(q) Confirmation from the Parent satisfactory to the Agent that the Philips Transaction (as defined in a NLG 1,100,000,000 revolving credit facility agreement dated 8th October 1997 and made between the Parent, certain of its Subsidiaries, a syndicate of banks and The Toronto-Dominion Bank as arranger, agent and security trustee) has completed and is unconditional in accordance with its terms save for any condition relating to the availability of finance to the Parent.

(r) Copies, certified by the Authorised Officer of the Borrower to be true, complete and up to date copies of:

        (i)   the Licences;

        (ii)  the Necessary Authorisations;

        (iii) the Sale and Purchase Agreement; and

        (iv)  the Joint Venture Agreements.

(s) Confirmation satisfactory to the Agent from The Toronto-Dominion Bank, in its capacity as agent under the Senior Facility Agreement, that the facility made available thereunder has become fully available for drawing in accordance with its terms.

(t) A letter of consent duly executed by Rabobank (in respect of a shareholder covenant relating to KTE dated 7th February 1997) in form acceptable to the Agent.

(u) Provision by the Borrower of an asset sales plan in a form satisfactory to the Agent detailing (amongst other things):

        (i) an "A" list of prioritised disposal targets the net proceeds of which are sufficient to repay the Loan in full;

        (ii)  a "B" list of secondary disposal targets;

        (iii) the potential purchasers to be approached in respect of each disposal target; and

        (iv) alternative sources of repayment (including, without limitation, the raising of additional share capital or Borrowed Money) of the Loan.

(v) Confirmation from the Parent and the Borrower satisfactory to the Agent that the Sale and Purchase Agreements have completed and are unconditional in accordance with their respective terms, save for any condition relating to the availability of finance to the Borrower.

(w) Deeds of Pledge and Intercompany Loan Agreements in respect of intercompany loans owing by the Borrower to the Parent as a result of the Reorganisation (which loans must be in amounts and on terms acceptable to all the Banks), duly executed by the parties thereto.

(x) Deeds of Pledge and Intercompany Loan Agreements in respect of the Reorganisation Loans, duly executed by the parties thereto.

(y)     The Registration Rights Agreement, duly executed by the parties thereto.

(z)     The fees letters referred to in clause 7.1.

(aa) Confirmation from the Parent satisfactory to the Agent that it does not have outstanding any preferred stock of any nature or any subordinated Borrowed Money.

(bb) A copy, certified as a true, complete and up-to-date copy by an Authorised Officer of the Borrower, of the assignment of the Subsidiary Loans by the Parent to the Borrower.

(cc) Copies, certified as true, complete and up-to-date copies by an Authorised Officer of the Borrower, of the agreements documenting the terms of the Subsidiary Loans.

(dd) Deeds of Pledge in respect of the Subsidiary Loans and Deeds of Pledge by way of disclosed pledge in respect of the Kabel Net Loans, duly executed by the Security Trustee and the Borrower or, in the case of the Kabel Net Loans, the Parent.

(ee) A letter from The Toronto-Dominion Bank, in its capacity as agent under the agreement referred to in (q) above, to the Parent, giving any necessary waivers and/or consents necessary under the Senior Facility Agreement to enable the entry into of this Agreement and the Security Documents and the performance thereof by all the parties thereto.

(ff) Copies of the questionnaires referred to in schedule 10, signed for identification purposes by an Authorised Officer of the Borrower.

                                   Schedule 4
                                   ----------

                        Form of Substitution Certificate
                        --------------------------------

Banks are advised not to employ Substitution Certificates without first ensuring that the transaction complies with all applicable laws and regulations, including the Financial Services Act 1986 and regulations made thereunder.

To:  The Toronto-Dominion Bank,
     Triton Court,
     14/18 Finsbury Square,
     London EC2A 1DB.
     Attention: Manager, Loans Agency
     and
     Attention: Director, Communications Finance
                                                                 _________ 199_

                            Substitution Certificate
                            ------------------------

          This Substitution Certificate relates to an Agreement (the "Agreement") dated 5th December, 1997 between Belmarken Holding B.V. as the Borrower (1), Cable Network Netherlands Holding B.V., Binan Investments B.V. and Stipdon Investments B.V. as Guarantors (2), The Toronto-Dominion Bank and Toronto Dominion Capital as Arrangers (3), the banks and financial institutions whose respective names and addresses are set out in part A of schedule 1 thereto as Banks (4), The Toronto-Dominion Bank as Agent (5) and The Toronto-Dominion Bank as Security Trustee (6). Terms defined in the Agreement shall have the same meaning in this Substitution Certificate.

I. [Name of Existing Bank] (the "Existing Bank") (a) confirms the accuracy of the summary of its Commitment and Contribution set out in the schedule to this Substitution Certificate; and (b) requests [Substitute Bank] (the "Substitute") to accept by way of novation the portion of its Commitment and Contribution specified in the schedule to this Substitution Certificate by counter-signing and delivering this Substitution Certificate to the Agent at its address for the service of notices specified in the Agreement.

II. The Substitute requests the Agent (on behalf of itself, the Arrangers, the Security Trustee, the Obligors and the Banks) to accept this Substitution Certificate as being delivered to the Agent pursuant to and for the purposes of clause 17.3 of the Agreement and clause 10.3 of the Security Trust Deed, so as to take effect in accordance with its terms on [date of transfer], [being not earlier than 5 Banking Days after date of delivery of the Certificate to the Agent] (the "Effective Date").

III. The Agent (on behalf of itself and the other parties to the Agreement) confirms the novation effected by this Substitution Certificate pursuant to and for the purposes of clause 17.3 of the Agreement and clause 10.3 of the Security Trust Deed.

IV.  The Substitute confirms:

     A. that it has received a copy of the Agreement, the Security Trust Deed and all other Security Documents and other documentation and information required by it in connection with the transactions contemplated by this Substitution Certificate;

     B. that it has made its own assessment of the execution, effectiveness, adequacy, genuineness, validity, enforceability and admissibility in evidence of the Agreement, the Security Documents and this Substitution Certificate and has not relied and will not rely on the Existing Bank or any statements made by the Existing Bank in that respect;

     C. that it has made and will continue to make its own appraisal of the creditworthiness of the Borrower and the other members of the Group and its own independent investigation of the financial condition, prospects and affairs of the Borrower and the other members of the Group and has not relied and will not rely on the Existing Bank, the Agent, the Arrangers, the Security Trustee or any Bank or any statement, opinion, forecast or other representation made by the Existing Bank, the Agent, the Arrangers, the Security Trustee or any Bank in that respect;

     D. accordingly none of the Existing Bank, the Agent, the Arrangers, the Security Trustee or any Bank shall have no liability or responsibility to the Substitute in respect of any of the foregoing matters[; and]

     E.  it is a Qualifying Bank.

V. Execution of this Substitution Certificate by the Substitute constitutes its representation to the Existing Bank and all other parties to the Agreement and the Security Trust Deed that it has power to become party to the Agreement and the Security Trust Deed as a Bank on the terms herein and therein set out and has taken all necessary steps to authorise execution and delivery of this Substitution Certificate.

VI. The Substitute acknowledges that the Existing Bank has no obligation to repurchase or reacquire any of the rights and obligations novated by virtue of this Substitution Certificate or to support, indemnify or compensate the Substitute for any losses suffered by the Substitute as a consequence of the novation effected by virtue of this Substitution Certificate.

VII. The Substitute hereby undertakes to the Existing Bank, the Obligors, the Arrangers, the Security Trustee and the Agent that it will perform in accordance with their terms all those obligations which by the respective terms of the Agreement and the Security Trust Deed will be assumed by it after acceptance of this Substitution Certificate by the Agent.

VIII. This Substitution Certificate is governed by English law and clauses 20.2 and 20.3 of the Agreement are hereby incorporated into this Substitution Certificate by reference.

Note:  This Substitution Certificate is not a security, bond, note, debenture,
----   investment or similar instrument.

AS WITNESS the hands of the authorised signatories of the parties hereto on the date appearing below.

                                  The Schedule
                                  ------------

     Amount of       Next Interest Payment Date  Portion novated
     ---------       --------------------------  ----------------
   Contribution                                       (U.S.$)
   ------------                                       -------
      (U.S.$)
      -------


     Amount of                                   Portion novated
     ---------                                   ---------------
     Commitment                                      (U.S.$)
     ----------                                      -------
      (U.S.$)
      -------


*This section will require expansion if the Loan has been split into Tranches pursuant to clause 5.2(a)(ii).

                      Administrative Details of Substitute
                      ------------------------------------

Lending office:

Account for payments:

Telephone:

Telefax:

Attention:


[Existing Bank]                                      [Substitute]

By:                                            By:

Date:                                          Date:

The Agent

By:


on its own behalf

and on behalf of the Obligors and the other parties to the Agreement

Date:

                                   Schedule 5
                                   ----------

                         Form of Compliance Certificate
                         ------------------------------



The Toronto-Dominion Bank
Triton Court
14/18 Finsbury Square
London EC2A 1DB
Attention: Manager, Loans Agency                               __________ 199_
and
Attention: Director, Communications Finance

Dear Sirs

                             Belmarken Holding B.V.
                             ----------------------
                     U.S.$125,000,000 Bridge Loan Facility
                     -------------------------------------
                    Loan Agreement dated 5th December, 1997
                    ---------------------------------------
           (as from time to time amended, varied, extended, restated
           ---------------------------------------------------------
                          or replaced the "Agreement")
                          ----------------------------

          We refer to the Agreement and deliver this Certificate in respect of [Quarter Day] pursuant to clause 11.1(i)(ii) thereof. Terms defined in the Agreement shall have the same meaning when used in this certificate.

   We confirm that as at [Quarter Day]:

1  The credit balance on the Interest Reserve Account was.

2  The Anticipated Interest Amount was.  [insert calculation details].

3  The Total Valuation Amount was       .  [insert calculation details].

4  The Net Loan was       .  [insert calculation details].

   Based on the above, we confirm that as at [Quarter Day]:

   (a)  Interest cover for the purposes of clause 12(a) of the Agreement was   .
        [insert calculation details].

   (b)  Asset cover for the purposes of clause 12(b) of the Agreement was      .
        [insert calculation details].

   Accordingly, we confirm that [save as disclosed in this certificate] on [Quarter Day] the Borrower was in compliance with its undertakings contained in clause 12 of the Agreement.

          We further confirm that, as at [Quarter Day], to the best of our knowledge and belief the Obligors and Security Providers were in compliance with their respective obligations (or, in our case, other obligations) under the Agreement and the Security Documents.

                              For and on behalf of
                             Belmarken Holding B.V.



                           ...........................
                               Authorised Officer

                                  Schedule 6
                                  ----------

                                   Licences
                                   --------


ISRAEL - TEVEL
--------------

TEVEL ISRAEL INTERNATIONAL COMMUNICATIONS LTD.

Franchise dated 19th July, 1990 issued by the State of Israel to Tevel Israel International Communications Ltd. (formerly Tevel Tishdoret Ben-Leumit Le-Israel Ltd.).

IRELAND - PHL
-------------

INDEPENDENT WIRELESS CABLE LIMITED

Licence issued by the Minister for Tourism, Transport and Communications to Independent Wireless Cable Limited in respect of Cells 7, 8, 9 and 12.

Licence issued by the Minister for Tourism, Transport and Communications to Independent Wireless Cable Limited in respect of Cells 17, 22 and 23.

CORK COMMUNICATIONS LIMITED

Licence issued by the Minister for Tourism, Transport and Communications to Cork Communications Limited in respect of Cells 25, 26, 28 and 29.

Relay Licence issued by the Minister for Tourism, Transport and Communications to Cork Communications Limited.

Licence issued by the Minister for Tourism, Transport and Communications to Cork Communications Limited related to wired broadcast relay.

HORIZON TV DISTRIBUTION LIMITED

Licence issued by the Minister for Tourism, Transport and Communications to Horizon TV Distribution Limited in respect of Cells 10, 11, 14 and 15.

Licence issued by the Minister for Tourism, Transport and Communications to Horizon TV Distribution Limited in respect of Cells 18, 19 and 24.

WESTWARD CABLES LIMITED

Relay Licence issued by the Minister for Tourism, Transport and Communications to Westward Cables Limited.

Relay Licence issued by the Minister for Tourism, Transport and Communications to Westward Cables Limited.

Relay Licence issued by the Minister for Tourism, Transport and Communications to Westward Cables Limited.

Relay Licence issued by the Minister for Tourism, Transport and Communications to Westward Cables Limited.

Relay Licence issued by the Minister for Tourism, Transport and Communications to Westward Cables Limited.

MALTA - MELITA
--------------

MELITA CABLE TV P.L.C.

Agreement dated 3rd June, 1991 between the Government of Malta and Melita Cable Television Limited (Licence for Malta Cable TV System).

NETHERLANDS - A2000
-------------------

A2000 HILVERSUM N.V.

Article 21 WTV - Licence dated 10th September, 1996 issued by the Ministry of Transport and Public Works to A2000 Hilversum B.V.

Article 5 Vergunningenwet - Licence dated 2nd January, 1997 issued by the Ministry of Transport and Public Works to A2000 Hilversum B.V.

Article 25 Vergunningenwet - Licence dated 2nd January, 1997 issued by the Ministry of Transport and Public Works to A2000 Hilversum B.V.

KABELTELEVISIE AMSTERDAM N.V.

Amsterdam:
---------

Article 21 WTV - Licence, dated 5th June, 1996 issued by the Ministry of Transport and Public Works to Kabeltelevisie Amsterdam B.V.

Article 23 WTV - Licence, dated 9th August, 1996, issued by the Ministry of Transport and Public Works to Kabeltelevisie Amsterdam B.V.

Article 5 Vergunningenwet - Licence, dated 2nd January, 1997 issued by the Ministry of Transport and Public Works to Kabeltelevisie Amsterdam B.V.

Article 25 Vergunningenwet - Licence, dated 2nd January, 1997 issued by the Ministry of Transport and Public Works to Kabeltelevisie Amsterdam B.V.

Landsmeer:
---------

Article 21 WTV - Licence, dated 5th June, 1996 issued by the Ministry of Transport and Public Works to Kabeltelevisie Amsterdam B.V.

Article 23 WTV - Licence, dated 5th June, 1996, issued by the Ministry of Transport and Public Works to Kabeltelevisie Amsterdam B.V.

Article 5 Vergunningenwet - Licence, dated 2nd January, 1997 issued by the Ministry of Transport and Public Works to Kabeltelevisie Amsterdam B.V.

Article 25 Vergunningenwet - Licence, dated 2nd January, 1997 issued by the Ministry of Transport and Public Works to Kabeltelevisie Amsterdam B.V.

Ouder-Amstel:
------------

Article 21 WTV - Licence, dated 29th August, 1996 issued by the Ministry of Transport and Public Works to Kabeltelevisie Amsterdam B.V.

Article 23 WTV - Licence, dated 4th June, 1996, issued by the Ministry of Transport and Public Works to Kabeltelevisie Amsterdam B.V.

Article 5 Vergunningenwet - Licence, dated 2nd January, 1997 issued by the Ministry of Transport and Public Works to Kabeltelevisie Amsterdam B.V.

Article 25 Vergunningenwet - Licence, dated 2nd January, 1997 issued by the Ministry of Transport and Public Works to Kabeltelevisie Amsterdam B.V.

Purmerend:
---------

Article 21 WTV - Licence, dated 28th May, 1996 issued by the Ministry of Transport and Public Works to Kabeltelevisie Amsterdam B.V.

Article 23 WTV - Licence, dated 28th May, 1996, issued by the Ministry of Transport and Public Works to Kabeltelevisie Amsterdam B.V.

Article 5 Vergunningenwet - Licence, dated 2nd January, 1997 issued by the Ministry of Transport and Public Works to Kabeltelevisie Amsterdam B.V.

Article 25 Vergunningenwet - Licence, dated 2nd January, 1997 issued by the Ministry of Transport and Public Works to Kabeltelevisie Amsterdam B.V.

Zaanstad:
--------

Article 21 WTV - Licence, dated 30th May, 1996 issued by the Ministry of Transport and Public Works to Kabeltelevisie Amsterdam B.V.

Article 23 WTV - Licence, dated 30th May, 1996, issued by the Ministry of Transport and Public Works to Kabeltelevisie Amsterdam B.V.

Article 5 Vergunningenwet - Licence, dated 2nd January, 1997 issued by the Ministry of Transport and Public Works to Kabeltelevisie Amsterdam B.V.

Article 25 Vergunningenwet - Licence, dated 2nd January, 1997 issued by the Ministry of Transport and Public Works to Kabeltelevisie Amsterdam B.V.

Abcoude:
-------

Article 21 WTV - Licence, dated 24th September, 1993 issued by the Ministry of Transport and Public Works to Kabeltelevisie Amsterdam B.V.

Article 23 WTV - Licence, dated 24th July, 1995, issued by the Ministry of Transport and Public Works to Kabeltelevisie Amsterdam B.V.

Article 5 Vergunningenwet - Licence, dated 2nd January, 1997 issued by the Ministry of Transport and Public Works to Kabeltelevisie Amsterdam B.V.

Article 25 Vergunningenwet - Licence, dated 2nd January, 1997 issued by the Ministry of Transport and Public Works to Kabeltelevisie Amsterdam B.V.

Loenen (Nigtevecht):
-------------------

Article 21 WTV - Licence, dated 14th April, 1993 issued by the Ministry of Transport and Public Works to Kabeltelevisie Amsterdam B.V.

Article 23 WTV - Licence, dated 9th August, 1995, issued by the Ministry of Transport and Public Works to Kabeltelevisie Amsterdam B.V.

Weesp:
-----

Article 21 WTV - Licence, dated 18th October, 1995 issued by the Ministry of Transport and Public Works to Kabeltelevisie Amsterdam B.V.

Article 23 WTV - Licence, dated 21st July, 1995, issued by the Ministry of Transport and Public Works to Kabeltelevisie Amsterdam B.V.

Article 5 Vergunningenwet - Licence, dated 2nd January, 1997 issued by the Ministry of Transport and Public Works to Kabeltelevisie Amsterdam B.V.

Article 25 Vergunningenwet - Licence, dated 2nd January, 1997 issued by the Ministry of Transport and Public Works to Kabeltelevisie Amsterdam B.V.

Diemen:
------

Article 5 Vergunningenwet - Licence, dated 2nd January, 1997 issued by the Ministry of Transport and Public Works to Kabeltelevisie Amsterdam B.V.

Article 25 Vergunningenwet - Licence, dated 2nd January, 1997 issued by the Ministry of Transport and Public Works to Kabeltelevisie Amsterdam B.V.

Oostzaan:
--------

Article 5 Vergunningenwet - Licence, dated 2nd January, 1997 issued by the Ministry of Transport and Public Works to Kabeltelevisie Amsterdam B.V.

Article 25 Vergunningenwet - Licence, dated 2nd January, 1997 issued by the Ministry of Transport and Public Works to Kabeltelevisie Amsterdam B.V.

Waterland:
---------

Article 21 Telecommunications law, Cable TV permit - Licence, dated 5th June, 1996, issued by the Ministry of Transport and Public Works to Kabeltelevisie Amsterdam B.V.

NETHERLANDS - KTE
-----------------

KABELTELEVISIE EINDHOVEN N.V.

Article 21 WTV - Licence, dated 31st October, 1996 issued by the Ministry of Transport and Public Works to the Municipality of Eindhoven.

Article 23 WTV - Licence, dated 18th July, 1996, issued by the Ministry of Transport and Public Works to the Municipality of Eindhoven.

Article 5 Vergunningenwet - Licence, dated 23rd January, 1997 issued by the Ministry of Transport and Public Works to Kabeltelevisie Eindhoven B.V.

Article 25 Vergunningenwet - Licence, dated 23rd January, 1997 issued by the Ministry of Transport and Public Works to Kabeltelevisie Eindhoven B.V.

HUNGARY - KABELKOM
------------------

ANFEL-KABELKOM KABELKOMMUNIKACIOS KFT.

Licence dated 20th February, 1996 issued by the Communication Authority to Anfel-Kabelkom Kabelkommunikacios Kft.

HAJDU KABELKOM KABELKOMMUNIKACIOS KFT.

[Application currently being processed].

KABELKOM-DUNAUJVAROS KABELKOMMUNIKACIOS KFT.

[Application currently being processed]

KABELKOM-NYIREGYHAZA KABELKOMMUNIKACIOS KFT.

Licence dated 15th December, 1992 issued by the Ministry of Transportion, Communication and Water Conservation to Kabelkom-Nyiregyhaza Kabelkommunikacios Kft.

KABELKOM PECSI KABELTELEVIZIO KFT.

Licence dated 23rd May, 1997 issued by the Communication Inspectorate for Pecs Region to Kabelkom Pesci Kabeltelevizio Kft.

KABELKOM-SZEKESFEHERVAR KABELKOMMUNIKACIOS KFT.

[Application currently being processed]

KABELKOM-SZOLNOK KABELKOMMUNIKACIOS KFT

Licence dated 25th January 1996 issued by the Communication Authority to Kabelkom-Szolnok Kabelkom-Veszprem Kabelkommunikacios Kft.

TELESTAR-KABELKOM KABELKOMMUNIKACIOS KFT.

Licence dated 5th June, 1990 issued by the Ministry of Transportation and Communication to Telestar-Kabelkom Kabelkommunikacios Kft.

MISKOLCI KABEL-TV KFT.

Licence dated 29th October, 1996 issued by the Communication Authority to Miskolci Kabel-TV Kft.

CZECH REPUBLIC - KABEL NET
--------------------------

KABEL NET HOLDING, A.S.

MMDS licence No. 00021273/TI for Broadcasting in Prague dated May 24, 1995 issued by the Czech Telecommunication Office to Kabel Net Holding, a.s.

MMDS licence No. 00020986/TI for Broadcasting in Brno dated March 31, 1995 issued by the Czech Telecommunication Office to Kabel Net Holding, a.s.

Beambender Permit No. SKS:136/96 dated March 29, 1996 issued by the Czech Telecommunication Office to Kabel Net Holding, a.s.

Beambender Permit No. SKS:260/96 dated June 18, 1996 issued by the Czech Telecommunication Office to Kabel Net Holding, a.s.

Permit for establishing and maintenance of telecommunication equipments No. 25422/1996-6313 dated August 1, 1996 issued by the Czech Telecommunication Office to Kabel Net Holding, a.s.

Permit No. 258359/96-6313 for establishing of CATV in Praha 9 dated April 22, 1996 issued by the Czech Telecommunication Office to Kabel Net Holding, a.s.

Permit No. 2507/95-6313 for operating of CATV in Praha 4 dated January 29, 1996 issued by the Czech Telecommunication Office to Kabel Net Holding, a.s.

Permit No. 23053/95-6313 for operating of CATV in Praha 4 dated March 31, 1995 issued by the Czech Telecommunication Office to Kabel Net Holding, a.s.

Permit No. 25433/95-6313 for operating of CATV in Praha 4 dated June 26, 1995 issued by the Czech Telecommunication Office to Kabel Net Holding, a.s.

Permit No. 25808/95-6313 for operating of CATV in Praha 4 dated March 8, 1996 issued by the Czech Telecommunication Office to Kabel Net Holding, a.s.

Permit No. 25480/96-6313 for operating of CATV in Praha 10 dated September 27, 1996 issued by the Czech Telecommunication Office to Kabel Net Holding, a.s.

Permit No. 25460/96-6313 for operating of CATV in Praha 9 dated September 27, 1996 issued by the Czech Telecommunication Office to Kabel Net Holding, a.s.

MMDS licence for Broadcasting in Praha No. 014/1993 dated May 6, 1993 issued by the Radio and Television Broadcasting Council of the Czech Republic to Kabel Net Holding, s.r.o.

Decision No. Rz 161/95 on change of the MMDS licence No. 014/1993 dated August 30, 1995 issued by the Radio and Television Broadcasting Council of the Czech Republic to Kabel Net Holding, a.s.

Decision No. Rz 145/94 on change of the MMDS licence No. 014/1993 dated December 27, 1994 issued by the Radio and Television Broadcasting Council of the Czech Republic to Kabel Net Holding, a.s.

Decision No. Rz 148/94 on change of the MMDS licence No. 014/1993 dated December 27, 1994 issued by the Radio and Television Broadcasting Council of the Czech Republic to Kabel Net Holding, a.s.

Decision No. Rz 164/95 on change of the MMDS licence No. 014/1993 dated August 30, 1995 issued by the Radio and Television Broadcasting Council of the Czech Republic to Kabel Net Holding, a.s.

Decision No. Rzp/147/96-20.11.96/2096 on change of the MMDS Licence No. 014/1993 dated August 27, 1996 issued by the Radio and Television Broadcasting Council of the Czech Republic to Kabel Net Holding, a.s.

MMDS licence No. 051/93 for Broadcasting in Brno dated March 31, 1994 issued by the Radio and Television Broadcasting Council of the Czech Republic to Kabel Net Holding, s.r.o.

Decision No. Rz /168/95 on change of the MMDS licence No. 051/93 dated August 30, 1995 issued by the Radio and Television Broadcasting Council of the Czech Republic to Kabel Net Holding, a.s.

Decision No. Rz 162/95 on change of the MMDS licence No. 051/93 dated August 30, 1995 issued by the Radio and Television Broadcasting Council of the Czech Republic to Kabel Net Holding, a.s.

Decision No. Rz/165/95 on change of the MMDS licence No. 051/1993 dated August 30, 1995 issued by the Radio and Television Broadcasting Council of the Czech Republic to Kabel Net Holding, a.s.

Decision No. Rz/167/95 on change of the MMDS licence No. 051/93 dated August 30, 1995 issued by the Radio and Television Broadcasting Council of the Czech Republic to Kabel Net Holding, a.s.

Decision No. Rz/6/95 on change of the MMDS licence No. 051/93 dated January 4, 1995 issued by the Radio and Television Broadcasting Council of the Czech Republic to Kabel Net Holding, a.s.

Decision No. Rz/4/95 on change of the MMDS licence No. 051/93 dated January 4, 1995 issued by the Radio and Television Broadcasting Council of the Czech Republic to Kabel Net Holding, a.s.

Decision No. Rz/24/97-31.1.97/306 on change of the MMDS licence No. 051/93 dated January 7, 1997, issued by the Radio and Television Broadcasting Council of the Czech Republic to Kabel Net Holding, a.s.

Decision No. Rz/151/96-26.11.96/2089 on change of the MMDS licence No. 051/93 dated October 29, 1996 issued by the Radio and Television Broadcasting Council of the Czech Republic to Kabel Net Holding, a.s.

Decision No. Rzp/146/96-20.11.96/2084 on change of the MMDS licence No. 051/93 dated August 27, 1996 issued by the Radio and Television Broadcasting Council of the Czech Republic to Kabel Net Holding, a.s.

Decision No. Rz/80/97-15.4.97/784 on change of the MMDS licence No. 051/93 dated February 18, 1996 issued by the Radio and Television Broadcasting Council of the Czech Republic to Kabel Net Holding, a.s.

MMDS licence No. 086/95 for broadcasting in Plzen dated November 23, 1995 issued by the Radio and Television Broadcasting Council of the Czech Republic to Kabel Net Holding, a.s.

Decision No. Rzp/148/96-20.11.96/2093 on change of the MMDS licence No. 086/95 dated August 27, 1996 issued by the Radio and Television Broadcasting Council of the Czech Republic to Kabel Net Holding, a.s.

Decision No. Rz/25/97-31.1.97/307 on change of the MMDS licence No. 086/95 dated January 7, 1997 issued by the Radio and Television Broadcasting Council of the Czech Republic to Kabel Net Holding, a.s.

Decision No. Rg/4/96/1051 on registration of Kabel Net Holding, a.s., as operator of broadcasting in Praha 4 dated June 20, 1996 issued by the Radio and Television Broadcasting Council of the Czech Republic to Kabel Net Holding, a.s.

Decision No. Rgz/14/97-10.4.97/782 on change of registration, dated February 18, 1997 issued by the Radio and Television Broadcasting Council of the Czech Republic to Kabel Net Holding, a.s.

Decision No. Rgz/18/97-10.4.97/852 on change of registration, dated February 18, 1997 issued by the Radio and Television Broadcasting Council of the Czech Republic to Kabel Net Holding, a.s.

Decision No. Rg/68/96-1.10.96/1652 on registration of Kabel Net Holdings, a.s. as operator of broadcasting in Praha 9 dated August 9, 1996 issued by the Radio and Television Broadcasting Council of the Czech Republic to Kabel Net Holding, a.s.

Announcement dated May 15, 1997 of the Radio and Television Broadcasting Council of the Czech Republic regarding changes of registrations Rg/4/96 and Rg/68/96-1.10.96.

Announcement dated May 15, 1997 of the Radio and Television Broadcasting Council of the Czech Republic regarding changes of MMDS licences No. 014/1993 and 051/1993.

Statement dated September 22, 1997 of the Radio and Television Broadcasting Council of the Czech Republic regarding change of shareholders' structure of United and Philips Communications B.V.

KABEL NET BRNO, A.S.

Permit for establishing and maintenance of telecommunication equipments No. SIR-121228/96 dated July 26, 1996 issued by the Czech Telecommunication Office to Kabel Net Brno, a.s.

SLOVAK REPUBLIC - TRNAVATEL
---------------------------

TRNAVATEL S.R.O.

Licence dated September 24, 1993 issued by the Radio and Television Broadcasting Council of the Slovak Republic to SATRO spol. s.r.o.

Licence dated March 26, 1996 issued by the Radio and Television Broadcasting Council of the Slovak Republic to SATRO spol. s.r.o.

FRANCE - MEDIARESEAUX
---------------------

MEDIARESEAUX MARNE S.A.

Decision dated December 12, 1995 given by the Higher Audio-Visual Council to MediaReseaux Marne S.A.

Concession agreement dated July 25, 1996 between Rosny sous Bois and MediaReseaux Marne S.A.

Agreement of installation and exploitation of a videocommunications cable network dated May 24, 1995 between Commune de Pontault-Combault, Commune de Roissy-en-Brie, Syndicat d'Agglomeration de Marne-le-Vallee - Val Maubuee and MediaReseaux Marne S.A., as amended.

Addendum no. 1 dated March 29, 1996 to the agreement of installation and exploitation of a videocommunications cable network dated May 24, 1995 between Commune de Pontault-Combault, Commune de Roissy-en-Brie, Syndicat d'Agglomeration de Marne-le-Vallee - Val Maubuee and MediaReseaux Marne S.A.

Addendum dated July 3, 1996 to the agreement of installation and exploitation of a videocommunications cable network dated May 24, 1995 between Syndicat Mixte de Videocommunication de l'Est Parisien, MediaReseaux Marne S.A. and Syndicat d'Agglomeration Nouvelle de Marne-le-Vallee - Val Maubuee.

Addendum no 3-1 dated October 27, 1997 to the agreement of installation and exploitation of a cable network dated May 24, 1995 between Syndicat Mixte de Videocommunication de l'Est Parisien and, MediaReseaux Marne S.A.

Addendum no 3-2 dated October 27, 1997 to the agreement of installation and exploitation of a cable network dated May 24, 1995 between Syndicat Mixte de Videocommunication de l'Est Parisien and, MediaReseaux Marne S.A.

Addendum no 3-3 dated October 27, 1997 to the agreement of installation and exploitation of a cable network dated May 24, 1995 between Syndicat Mixte de Videocommunication de l'Est Parisien and MediaReseaux Marne S.A.

ROMANIA - MULTICANAL
--------------------

MULTICANAL HOLDINGS S.R.L.

Licence dated March 1, 1994 issued by the National Audio-Visual Council to Multicanal Holdings S.R.L.

ROMANIA - CONTROL CABLE VENTURES
--------------------------------

CONROL CABLE VENTURES S.R.L.

Licence dated April 4, 1995 issued by the National Audio-Visual Council to Control Cable Ventures S.R.L.

Licence dated December 17, 1996 issued by the National Audio-Visual Council to Control Cable Ventures S.R.L.

PORTUGAL - INTERCABO
--------------------

INTERCABO CAPITAL S.A.

Authorisation dated March 10, 1995 issued by the Institute of Communications of Portugal to Intercabo Capital S.A. (formerly Multicanal Capital - Televisao por Cabo, S.A.)

Certificate dated March 7, 1995 issued by the Institute of Communications of Portugal.

INTERCABO SUL S.A.

Authorisation dated March 10, 1995 issued by the Institute of Communications of Portugal to Intercabo Sul S.A. (formerly Multicanal Sul - Televisao por Cabo, S.A.)

Certificate dated March 7, 1995 issued by the Institute of Communications of Portugal.

                                   Schedule 7
                                   ----------

                              Permitted Borrowings
                              --------------------

                                                                  Principal amount made
                                                                  ---------------------
              Facility                                            available thereunder
              --------                                            --------------------
 1            Bank Facility Agreement dated October 16, 1996      NLG 45,000,000
              between A2000 Hilversum B.V. as Borrower and ABN
              AMRO Bank N.V.  as Bank, Agent and Lender
              (comprising a Term Loan Facility, a Construction
              Loan Facility and a Working Capital Facility).

 2            Bank Facility Agreement dated January 31, 1996      NLG 90,000,000
              between A2000 Holding N.V. as Borrower and ABN
              AMRO Bank N.V. as  Bank, Agent and Lender.

 3            Bank Facility Agreement dated January 31, 1996      NLG 375,000,000
              between Kabeltelevisie Amsterdam B.V. as Borrower
              and ABN AMRO Bank N.V. as Lender (comprising a
              Term Loan Facility, a Term Construction Loan
              Facility and a Working Capital Overdraft
              Facility).

 4            Credit Facility Agreement dated February 7, 1997    NLG 65,000,000
              between Cooperatieve Centrale
              Raiffeisenboerenleenbank B.A.  as Initial Lender
              and Agent and Kabeltelevisie Eindhoven N.V. as
              Borrower.

 5            Loan Agreement dated December 2, 1985 between       NLG 25,000,000
              Kabeltelevisie Eindhoven N.V. and Algemeen
              burgerlijk pensioenfonds.

 6            Loan Agreement dated January 21, 1985 between       NLG 3,000,000
              Kabeltelevisie Eindhoven N.V.  and Stichting
              Pensioenfonds voor Fysiotherapeuten.

 7            Loan Agreement dated January 21, 1985 between       NLG 2,000,000
              Kabeltelevisie Eindhoven N.V. and Stichting
              Pensioenfonds voor de Beambten in de
              Schoenindustrie en de Lederwarenindustrie.

 8            Loan Agreement dated October 1, 1993 between        NLG 7,000,000
              Kabeltelevisie Eindhoven N.V. and nv Bank
              Nederlandse Gemeenten.

 9            Loan Agreement dated May 15, 1994 between           NLG 5,000,000
              Kabeltelevisie Eindhoven N.V. and Stichting NMS
              Spaarbank.

 10           Eight-year Term Bond Facility Agreement dated       Lm 9,000,000
              September 30, 1996 between Melita Cable TV P.L.C.
              as Borrower and ING Bank N.V. as Bank, including
              Registered Secured Bond in favour of ING Bank
              N.V., as amended.

 11           Overdraft Facility Agreement of Melita Cable TV     Lm 500,000
              P.L.C.

 12           Facilities Agreement (including a Term Loan         IR(Pounds)80,000,000
              Facility, Revolving Credit Facility and an
              Interest Rate Swap Facility) dated August 30,
              1996 between Princes Holdings Limited, Cork
              Communications Ltd., Westward Horizon Ltd., and
              Independent Wireless Cable Ltd. as Borrowers,
              Princes Holdings Ltd., Independent Wireless Cable
              Ltd., Westward Horizon Ltd., Cork Communications
              Ltd., Horizon TV Distribution Ltd., Westward
              Cables Ltd., Ballinasloe Electronic Services
              Audio Vision Ltd., Culross Investments Ltd.,
              Kenniv Securities, East Coast Multi-Channel
              Television Ltd., Cork Multi-Channel Television
              Ltd. and Bagano Ltd. as Guarantors, The Governor
              and Company of the Bank of Ireland as Facility
              Agent and Security Trustee and Allied Irish Banks
              P.L.C., Irish Intercontinental Bank Limited, The
              Governor and Company of the Bank of Ireland and
              Ulster Bank Markets Limited as Lenders

 13           Loan Agreement dated December 4, 1990 between       NIS 100,000,000
              Tevel Tishdoret Ben-Leumit Le-Israel Ltd. and
              Bank Discount LeIsrael Ltd.

 14           Loan Agreement dated January 5, 1992 between        NIS 3,600,000
              Tevel Tishdoret Ben-Leumit Le-Israel Ltd. and
              First International Bank.

 15           Loan from the Borrower to Media Reseaux             NLG 25,783,479

 16           Loan from the Parent to Kabel Net Holding.          NLG 19,119,901

 17           Loan from the Parent to Kabel Net Brno.             NLG 9,094,428

 18           Loan from the Borrower to KTE.                      NLG 25,500,000

 19           Loan from the Borrower to CNBH.                     NLG 3,305,214

 20           Loan from the Borrower to Intercabo SGPS Lda        NLG 27,953,053

 21           Loan from the Borrower to Slovatel s.r.o.           NLG 5,257,683

 22           Loan from the Borrower to Kabelkom Holding Co.      NLG 2,714,354

 23           Loan from the Parent to Melita Cable TV P.L.C.      NLG 1,504,410

 24           Loan from UII-Ireland Ltd to Princes Holding Ltd    U.S.$8,358,000

                                   Schedule 8
                                   ----------

                             Permitted Encumbrances
                             ----------------------


1 Bank Facility Agreement dated October 16, 1996 between A2000 Hilversum B.V. ("A2000 Hilversum") as Borrower and ABN AMRO Bank N.V. as Bank, Agent and Lender (comprising a Term Loan Facility, a Construction Loan Facility and a Working Capital Facility), and the following mortgages and pledges and the Encumbrances created or to be created thereby:

   (a)  deed of mortgage with respect to A2000 Hilversum's real property;

   (b) deed of pledge of accounts with respect to future rights and claims of A2000 Hilversum and any of its Subsidiaries (as such term is defined in the foregoing Bank Facility Agreement);

   (c) deed of pledge of shares and related rights with respect to all issued and outstanding shares in A2000 Hilversum;

   (d) deed of pledge of movable assets on movable property ("roerende zaken") of A2000 Hilversum and any of its Subsidiaries;

   (e) pledges or mortgages on any good ("goed") with respect to which A2000 Hilversum or any of its Subsidiaries now or in the future has the right to dispose ("beschikkingsbevoegd is"), and on which no security rights have been created as contemplated under the foregoing items (a) through
        (d), to the extent that such good or goods has or have in the aggregate an economic value exceeding NLG 500,000; and

   (f) a negative pledge pursuant to which A2000 Hilversum covenants not to create, and cause each of its Subsidiaries not to create, except as otherwise contemplated in the foregoing Bank Facility Agreement, any security right on or security interest in any assets ("goederen") with respect to which A2000 Hilversum or any such Subsidiary has the right to dispose ("beschikkingsbevoegd"), with the exception of (i) liens by operation of law, (ii) retention of title by a seller of goods in the ordinary course of business and (iii) except as provided in article 4.4 and article 4.7 of the Acquisition Agreement (as defined in the foregoing Bank Facility Agreement).

2 Bank Facility Agreement dated January 31, 1996 between A2000 Holding N.V. ("A2000") as Borrower and ABN AMRO Bank N.V. as Bank, Agent and Lender, and the following mortgages and pledges and the Encumbrances created or to be created thereby:

   (a) deed of pledge of accounts with respect to all present and future rights and claims of A2000 and any of its Subsidiaries (as such term is defined in the foregoing Bank Facility Agreement), excluding Kabeltelevisie Amsterdam B.V. ("KTA") and its subsidiaries;

   (b) deed of pledge of shares and related rights with respect to all issued and outstanding shares in KTA (except for the priority share held by the Municipality of Amsterdam) and in any Subsidiary (excluding KTA and its subsidiaries);

   (c) pledges or mortgages on any good ("goed") with respect to which A2000 or any of its Subsidiaries (excluding KTA and its subsidiaries) now or in the future have the right to dispose ("beschikkingsbevoegd is"), and on which no security rights have been created as contemplated under the foregoing items (a) and (b), to the extent that such good or goods has or have in the aggregate an economic value exceeding NLG 500,000; and

   (d) a negative pledge pursuant to which A2000 covenants not to create, and cause each of its Subsidiaries not to create, except as otherwise contemplated in the foregoing Bank Facility Agreement, any security right on or security interest in any assets ("goederen") with respect to which A2000 or any such Subsidiary has the right to dispose ("beschikkingsbevoegd"), with the exception of (i) liens by operation of law, (ii) retention of title by a seller of goods in the ordinary course of business and (iii) except as provided in article 19 of the CAI Agreements (as defined in the foregoing Bank Facility Agreement).

3 Bank Facility Agreement dated January 31, 1996 between Kabeltelevisie Amsterdam B.V. ("KTA") as Borrower and ABN AMRO Bank N.V. as Lender (comprising a Term Loan Facility, a Term Construction Loan Facility and a Working Capital Overdraft Facility), and the following mortgages and pledges and the Encumbrances created or to be created thereby:

   (a)  deed of mortgage with respect to certain of KTA's real property;

   (b) deed of pledge of accounts with respect to future rights and claims of KTA and any of its Subsidiaries (as such term is defined in the foregoing Bank Facility Agreement);

   (c) deed of pledge of shares and related rights with respect to all issued and outstanding shares in KTA (except for the priority share held by the Municipality of Amsterdam);

   (d) deed of pledge of movable assets on movable property ("roerende zaken") of KTA and any of its Subsidiaries;

   (e) pledges or mortgages on any good ("goed") with respect to which KTA or any of its Subsidiaries now or in the future has the right to dispose ("beschikkingsbevoegd is"), and on which no security rights have been created as contemplated under the foregoing items (a) through (d), to the extent that such good or goods has or have in the aggregate an economic value exceeding NLG 500,000; and

   (f) a negative pledge pursuant to which KTA covenants not to create, and cause each of its Subsidiaries not to create, except as otherwise contemplated in the foregoing Bank Facility Agreement, any security right on or security interest in any assets ("goederen") with respect to which KTA or any such Subsidiary has the right to dispose ("beschikkingsbevoegd"), with the exception of (i) liens by operation of law, (ii) retention of title by a seller of goods in the ordinary course of business and (iii) except as provided in article 19 of the CAI Agreements (as defined in the foregoing Bank Facility Agreement).

4 Credit Facility Agreement dated February 7, 1997 between Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. as Initial Lender and Agent and Kabeltelevisie Eindhoven N.V. ("KTE") as Borrower, and the following pledges and mortgage and the Encumbrances created or to be created thereby:

   (a) pledge on all the movable assets of KTE, including the Other Equipment (as such term and other capitalized terms used in this paragraph 4 are defined in the foregoing Credit Facility Agreement), the Project Agreements, the rights under the Insurances other than the third party liability insurances, the rights under the Project Account and the rights under the Permitted Investments;

   (b)  pledge on all shares presently issued or in the future issued by KTE;

   (c) mortgage declaration with respect to KTE's cable networks and ancillary equipment;

   (d)  pledge of all future assets of KTE; and

   (e) a negative pledge mortgage and pledge declaration with respect to KTE's property.

5 Eight-year Term Bond Facility Agreement dated September 30, 1996 between Melita Cable TV P.L.C. ("Melita") as Borrower and ING Bank N.V. as Bank, including Registered Secured Bond in favour of ING Bank N.V., as amended, and the following pledges, assignment and delegation and the Encumbrances created thereby:

   (a)  pledge of Melita's issued share capital;

   (b) pledge of all of the partnership interests in Melita Partnership, a Colorado general partnership;

   (c) pledge (pursuant to a general hypothecary security instrument) of all of Melita's assets, including real property, both real property owned and leasehold interests, fixtures, equipment and other personal property, both now owned and subsequently acquired and the proceeds thereof, and all of Melita's inventory and accounts receivable, both now or subsequently existing;

   (d) pledges of Melita's interests in designated bank accounts with Mid-Med Bank Limited;

   (e) assignment of contracts of insurance described in Contract of Assignment of Proceeds of Insurance between Melita and ING Bank N.V.;

   (f) delegation of power to exercise Melita's rights under the Agreement between Melita and the Government of Malta dated 3rd June 1991 by virtue of which the Government of Malta granted Melita an exclusive cable operator licence; and

   (g) a negative pledge that Melita shall not create or permit to subsist any encumbrance over all or any of its present or future revenues or assets other than encumbrances permitted under the foregoing Facility Agreement.

6 Overdraft Facility Agreement between Melita Cable TV P.L.C. as Borrower and Midland Bank P.L.C. as Bank and the general hypothec on all of its property present and future, in general, up to the principal amount of Lm 500,000;

7 Facilities Agreement (including a Term Loan Facility, a Revolving Credit Facility and an Interest Rate Swap Facility) dated August 30, 1996 between Princes Holding Limited, Cork Communications Ltd., Westward Horizon Ltd., and Independent Wireless Cable Ltd. as Borrowers, Princes Holdings Ltd., Independent Wireless Cable Ltd., Westward Horizon Ltd., Cork Communications Ltd., Horizon TV Distribution Ltd., Westward Cables Ltd., Ballinasloe Electronic Services Audio Vision Ltd., Culross Investments Ltd., Kenniv Securities, East Coast Multi-Channel Television Ltd., Cork Multi-Channel Television Ltd. and Bagano Ltd. as Guarantors, The Governor and

Company of the Bank of Ireland as Facility Agent and Security Trustee and Allied Irish Banks P.L.C., Irish Intercontinental Bank Limited, The Governor and Company of the Bank of Ireland and Ulster Bank Markets Limited as Lenders, and the following debentures, assignment, security and pledge and the Encumbrances created thereby:

   (a) debentures incorporating a fixed charge over the present and future assets (including a charge over all copyright, patents, licences and supply contracts) of Princes Holding Limited and its subsidiaries and certain other parties designated in the foregoing Facilities Agreement ("Irish Obligors"), a floating charge over such parties' undertaking assets that may not be charged effectively as fixed charges and a floating charge over the present and future book debts of such parties incorporated in Ireland;

   (b)  an assignment of all insurance policies held by Irish Obligors;

   (c) security over all keyman assurance policies if the same are held by any Irish Obligor; and

   (d) negative pledge given by each Irish Obligor not to create or permit to subsist any security interest over all or any of its present or future properties, undertakings, rights, revenues or assets, except as permitted under the foregoing Facilities Agreement.

8 Loan Agreement dated December 4, 1990 between Tevel Tishdevet Ben-Leumit Le-Israel Ltd. (now known as Tevel Israel International Communications Ltd.) ("Tevel") as borrower and Bank Discount Le-Israel Ltd as lender, and the following charges, negative pledge and the Encumbrances created thereby:

   (a) a floating charge over the whole of Tevel's assets, except its franchise rights and converters installed with subscribers;

   (b) a fixed charge over the uncalled or unpaid share capital of Tevel's goodwill;

   (c) a fixed charge over any amounts Tevel is entitled to receive from credit card companies in respect of sales by means of credit cards; and

   (d)  a negative pledge against any further encumbering of borrower's assets.

                                   Schedule 9
                                   ----------

  Additional information and documents included within the Information Package
  ----------------------------------------------------------------------------

Questionnaires completed by or on behalf of the Borrower in respect of the following Group members, which questionnaires will be signed for identification purposes by an Authorised Officer of the Borrower:

1.   Kabeltel SRO
2.   Intercabo LDA
3.   Slovatel SRO
4.   Travatel SRO
5.   Media Reseaux S.A.
6.   Santander de Cable S.A.
7.   Burgos S.A.
8.   Cable Network Brabant Holding B.V.
9.   Cable Network Zuidoost Brabant Holding B.V.
10.  Cable Network Holding B.V.
11.  UCI Enterprises Inc.
12.  Kabel Net Holding A.S.
13.  Kabel Net Brno A.S.
14.  Ceska Programova Spolecnost s.r.o.
15.  UIH Romania Inc.
16.  UIH Romania Ventures Inc.
17.  UPC Kft
18.  UIH Spain Inc.
19.  Intercabo Centro LDA
20.  Intercabo Atlantico LDA
21.  Intercabo Norte LDA
22.  Intercabo Capital LDA
23.  Intercabo Sul LDA
24.  Bragatel LLC
25.  Pluricanal Leiria LLC
26.  Kabeltelevisie Son en Breugel B.V.
27.  Kabeltelevisie Amsterdam B.V.
28.  TV a la Carte B.V.
29.  A2000 Hilversum B.V.
30.  Kabeltelevisie Eindhoven N.V.
31.  Kabelkom Kabeltelevisio Kft
32.  Westward Horizon Ltd
33.  Westward Cable Ltd
34.  Horizon TV Distribution Ltd
35.  Independent Wireless Cable Ltd
36.  Cork Communications Ltd
37.  UCT - Netherlands B.V.
38.  Media Groep West B.V.
39.  CEU Kft

40.  Anfel - Kabelkom Cable Communications LLC
41.  Hadju - Kabelkom Cable Communications LLC
42.  Kabelkom Dunaujvaros Cable Communications LLC
43.  Telstar Kabelkom Cable Communications LLC
44.  Kabelkom Nyiregyhaza Cable Communications LLC
45.  Kabelkom Pecse Cable Television LLC
46.  Kabelkom Szekesfehervar Cable Communications LLC
47.  Kabelkom Veszprem Cable Communications LLC
48.  Kabelkom Szolnok Cable Communications LLC
49.  Kabelkom Management Corporation
50.  Multicanal Holding SRL
51.  Control Cable Ventures SRL
52.  UII - Ireland LLC
53.  UII - Ireland Ltd
54.  Princes Holding Ltd
55.  Tishdoret Achzakot Ltd
56.  Tevel Israel International Communications Ltd
57.  Israel Cable Programming Ltd
58.  Melita Cable TV P.L.C.
59.  Media Reseaux Marne S.A.
60.  A2000 Holding B.V.
61.  Kabelkom Holding Co.
62.  United International Investments
63.  Melita Partnership
64.  Miskolci Kabel-TV Kft

                                  Schedule 10
                                  -----------

                           Joint Venture Agreements
                           ------------------------



Belmarken Holding B.V.
----------------------

None

Binan Investments B.V.
----------------------

None

Cable Network Netherlands Holding B.V.
--------------------------------------

None

Stipdon Investments B.V.
------------------------

None

United International Investments
--------------------------------

UII Third Amended and Restated Partnership Agreement dated as of June 18, 1992

Investment Agreement dated as of April 8, 1992

Agreement Amending the Investment Agreement and the Third Amended and Restated Partnership Agreement of UII dated as of December 28, 1992

Amendment No. 1 to Agreement Amending the Investment Agreement and the Third Amended and Restated Partnership Agreement of UII dated as of June 2, 1994

Amendment to UII Third Amended and Restated Partnership Agreement dated as of October 5, 1994

Agreement of Amendment of Third Amended and Restated Partnership Agreement of UII dated as of July 13, 1995


Israel - Tevel
--------------

U.C.T.-Netherlands B.V.
-----------------------

None

Tishdoret Achzakot Ltd.
-----------------------

Tevel Israel International Communications Ltd.
----------------------------------------------

Shareholders' Agreement dated as of May 11, 1988 and Addendum dated as of August 29, 1991

Agreement of Amendment of Shareholders' Agreement dated as of April 11, 1995

Memorandum of Agreement dated as of August 29, 1991 and memoranda related thereto dated as of May 19, 1995 and July 13, 1995


Ireland - PHL
-------------

UII-Ireland Limited Liability Company
-------------------------------------

UII-Ireland Limited Liability Company Operating Agreement dated as of June 18, 1992

Amendment to UII-Ireland Liability Company Operating Agreement dated as of July 13, 1995

UII-Ireland, Ltd.
-----------------

UII-Ireland Ltd. Agreement of Limited Partnership dated as of June 18, 1992

Amendment to UII-Ireland, Ltd. Agreement of Limited Partnership dated as of July 13, 1995

Independent Wireless Cable Limited
----------------------------------
Princes Holding Limited
-----------------------

Subscription and Shareholders' Agreement dated as of April 9, 1992

Amendment No. 1 to Subscription and Shareholders' Agreement dated as of June 18, 1992

Westward Horizon Limited
------------------------

None

Cork Communications Limited
---------------------------

None

Horizon TV Distribution Limited
-------------------------------

None

Westward Cables Limited
-----------------------

None


Malta - Melita
--------------

Melita Partnership
------------------

Melita Partnership Partnership Agreement dated as of May 28, 1991

Agreement of Amendment of Melita Partnership Partnership Agreement dated December 22, 1992

Amendment No. 1 to Melita Partnership Partnership Agreement dated as of December 29, 1992

Amendment to Melita Partnership Partnership Agreement dated as of July 13, 1995

Shareholders' Agreement dated as of May 28, 1991

Agreement of Amendment of Shareholders' Agreement dated as of December 22,
1992


Melita Cable TV P.L.C.
----------------------

Contribution Agreement dated as of May 28, 1991

Agreement of Amendment of Contribution Agreement dated as of December 22, 1992


Netherlands - A2000
-------------------

A2000 Holding N.V.
------------------

Joint Venture Agreement dated as of 13 February 1996

Consent Agreement (amending clause 9.2 (b)) dated as of 27 September 1997

A2000 Hilversum N.V.
--------------------

None

Kabeltelevisie Amsterdam N.V.
-----------------------------

Shareholders' Agreement dated as of July 6, 1995

Netherlands - KTE
-----------------

Kabeltelevisie Eindhoven N.V.
-----------------------------

None

Hungary-Kabelkom
----------------

Kabelkom Holding Co.
--------------------

Joint Venture Agreement dated as of March 4, 1991

Agreement of Amendment Joint Venture Agreement dated as of July 13, 1995

Kabelkom Kabeltelevizio KFT.
----------------------------

Joint Venture Agreement dated as of February 26, 1992

Anfel-Kabelkom Kabelkommunikacios KFT.
--------------------------------------

Joint Venture Agreement dated as of February 26, 1992

Hajdu Kabelkm Kabelkommunikacios KFT.
-------------------------------------

Joint Venture Agreement dated as of March 27, 1991

Kabelkom-Dunaujvaros Kabelkommunikacios KFT
-------------------------------------------

Joint Venture Agreement dated as of August 26, 1991

Kabelkom-Nyiregyhaza Kabelkommunikacios KFT
-------------------------------------------

Joint Venture Agreement dated as of April 28, 1992

Kabelkom Pecsi Kabeltelevizio KFT
---------------------------------

Joint Venture Agreement dated as of April 24, 1991

Kabelkom-Szekesfehervar Kabelkommunikacios KFT
----------------------------------------------

Joint Venture Agreement dated as of February 27, 1992

Kabelkom-Szolnok Kabelkommunikacios KFT
---------------------------------------

Joint Venture Agreement dated as of January 13, 1993

Kabelkom-Veszprem Kabelkommunikacios KFT
----------------------------------------

Joint Venture Agreement dated as of August 7, 1991

Telestar- Kabelkom Kabelkommunikacios KFT.
------------------------------------------

Joint Venture Agreement dated as of May 29, 1992

Miskolci Kabel-TV KFT.
----------------------

Joint Venture Agreement dated as of August 1, 1996


Czech Republic - Kabel Net
--------------------------

Kabel Net Holding, A.S.
-----------------------

None

Kabel Net Brno, A.S.
--------------------

None

France - Media Reseaux
----------------------

Media Reseaux S.A.
------------------

None.

Media Reseaux Marne S.A.
------------------------

Shareholders' Agreement dated as of January 16, 1996, including the Irrevocable Promise to Purchase. [In the process of being amended.]

Kabeltelevisie Son en Breugel N.V.
----------------------------------

None

                                  Schedule 11
                                  -----------

                               Key Group Members
                               -----------------


Unless otherwise noted, "C" denotes Key Group Core Member, "H" denotes holding entity, "O" denotes operating entity, "H/O" denotes both holding and operating entity, "L" indicates that the entity holds a Licence, "AC" denotes that annual audited (subject as provided below) consolidated financial statements prepared on a local jurisdiction statutory basis will be provided, and "A" denotes that annual audited (subject as provided below) unconsolidated financial statements prepared on a local jurisdiction statutory basis will be provided. Each Key Group Core Member other than United International Investments will also provide Quarterly Management Accounts on a consolidated basis (if its annual financial statements are provided on that basis) or an unconsolidated basis (otherwise).

Obligors
--------

Belmarken Holding B.V. (H) (A)
Binan Investments B.V. (H) (A)
Cable Network Netherlands Holding B.V. (H) (A)
Stipdon Investments B.V. (H) (A)

Other Key Group Members
-----------------------

United International Investments (C) (H) (A)

Israel - Tevel
--------------

U.C.T.-Netherlands B.V. (H) (A unaudited)
Tishdoret Achzakot Ltd. (H) (A)
Tevel Israel International Communications Ltd. (C) (O) (L) (A)

Ireland - PHL
-------------

UII-Ireland Limited Liability Company (H)
UII-Ireland, Ltd. (H)
Princes Holdings Ltd. (C) (H) (AC)
Independent Wireless Cable Limited (O) (L)
Westward Horizon Limited (O)
Cork Communications Limited (O) (L)
Horizon TV Distribution Limited (O) (L)
Westward Cable Limited (O) (L)

Malta - Melita
--------------

Melita Partnership (H)
Melita Cable TV P.L.C. (C) (O) (L) (A)

Netherlands - A2000
-------------------

A2000 Holding N.V. (C) (H) (AC)
A2000 Hilversum B.V. (O) (L)
Kabeltelevisie Amsterdam N.V. (O) (L)
Kabeltelevisie Son en Breugel B.V. (O) (L)

Netherlands - KTE
-----------------

Kabeltelevisie Eindhoven N.V. (C) (O) (L) (A)

Hungary - Kabelkom
------------------

Kabelkom Holding Co. (C) (H) (AC unaudited, reviewed by Arthur Andersen) Kabelkom Kabeltelevizio Kft. (H/O)
Anfel-Kabelkom Kabelkommunikacios Kft. (O)
Hajdu Kabelkom Kabelkommunikacios Kft. (O)
Kabelkom-Dunaujvaros Kabelkommunkacios Kft. (O)
Kabelkom-Nyiregyhaza Kabelkommunikacios Kft. (O)
Kabelkom Pecsi Kabeltelevizio Kft. (O)
Kabelkom-Szekesfehervar Kabelkommunikacios Kft. (O)
Kabelkom-Szolnok Kabelkommunikacios Kft. (O)
Kabelkom- Veszprem Kabelkommunikacios Kft. (O)
Telestar-Kabelkom Kabelkommunikacios Kft. (O)
Miskolci Kabel-TV Kft. (O)

Czech Republic - Kabel Net
--------------------------

Kabel Net Holding A.S. (C) (O) (L) (A)
Kabel Net Brno A.S. (C) (O) (L) (A)

France - Media Reseaux
----------------------

Media Reseaux S.A. (C) (H) (AC)
Media Reseaux Marne S.A. (O) (L)

The Borrower
------------

SIGNED for and on behalf of                    )
BELMARKEN HOLDING B.V.                         ) /s/ Steve Butler
by:                                            )



The Guarantors
--------------

SIGNED for and on behalf of                    )
CABLE NETWORK NETHERLANDS                      ) /s/ Steve Butler
HOLDING B.V. by:                               )



SIGNED for and on behalf of                    )
BINAN INVESTMENTS B.V.                         ) /s/ Steve Butler
by:                                            )



SIGNED for and on behalf of                    )
STIPDON INVESTMENTS B.V                        ) /s/ Steve Butler
by:                                            )



The Arrangers
-------------

SIGNED for and on behalf of                    )
THE TORONTO-DOMINION BANK                      )
by:                                            ) /s/ David French



SIGNED for and on behalf of                    )
TORONTO DOMINION CAPITAL                       )
by:                                            ) /s/ Stephen Reinstadler


The Bank
--------

SIGNED for and on behalf of                    )
TORONTO DOMINION INVESTMENTS, INC.             )
by:                                            ) /s/ Martha Gareipy

The Agent
---------

SIGNED for and on behalf of                    )
THE TORONTO-DOMINION BANK                      )
by:                                            ) /s/ David French



The Security Trustee
--------------------

SIGNED for and on behalf of                    )
THE TORONTO-DOMINION BANK                      )
by:                                            ) /s/ David French

Private and Confidential


                           THE TORONTO-DOMINION BANK


To:      Belmarken Holding B.V. (the "Borrower")
and to:  Cable Network Netherlands Holding B.V.
         Binan Investments B.V.
         Stipdon Investments B.V. (together the "Guarantors") and to: United and Philips Communications B.V. (the "Parent") all of: Fred. Roeskestraat 123
         P.O. Box 74763
         1076 EE Amsterdam

         Attention:  Chief Financial Officer

                                                               11 December, 1997

Dear Sirs,

                          Waiver and Amendment Letter
                          ---------------------------

1 We refer to the loan agreement dated 5 December 1997 (as amended, restated and supplemented from time to time, the "Facility Agreement") and made between the Borrower (1), the Guarantors (2), The Toronto-Dominion Bank ("TDB") and Toronto Dominion Capital as Arrangers (3), the Banks and financial institutions whose names and addresses are set out in part A of schedule 1 thereto (4), TDB as Agent (5) and TDB as Security Trustee (6). The Banks, the Agent, the Security Trustee and the Arrangers shall be referred to herein as the "Finance Parties".

2 Words and expressions defined in the Facility Agreement shall have the same meanings when used in this letter.

3 On our own behalf and on behalf of each of the other Finance Parties, we have agreed that the unsatisfied conditions precedent to the availability of the Facility Agreement shall, unless otherwise stated, be waived on condition that the following documents and evidence are provided to the Agent within 30 days of the date of this letter:

     (a)  duly and fully completed copies of the questionnaires referred to in schedule 9 to the Loan Agreement in respect of the following members of the Group, signed for identification purposes by an Authorised Officer of the Borrower:

          (i)  Kabeltel s.r.o.;

     (ii)    Slovatel s.r.o.;

     (iii)   Santander de Cable S.A.;

     (iv)    Burgos S.A.;

     (v)     TV a la Carte B.V.;

     (vi)    Israel Cable programming Ltd; and

     (vii)   UPC kft;

(b) more fully completed copies of the questionnaires referred to in (a) above in respect of the following members of the Group:

     (i)     Anfel-Kabelkom Kabelkommunikacois Kft;

     (ii)    Miskolci Kabel-TV Kft;

     (iii)   Telestar-Kabelkom Kabelkommunikacois Kft;

     (iv)    Kabelkom-Veszprem Kabelkommunikacois Kft;

     (v)     Kabelkom-Szolnok Kabelkommunikacois Kft;

     (vi)    Kabelkom-Szekesfehervar Kabelkommunikacois Kft;

     (vii)   Kabelkom Pecsi Kabelkommunikacois Kft;

     (viii)  Kabelkom-Dunaujvaros Kabelkommunikacois Kft;

     (ix)    Kabelkom-Nyiregyhaza Kabelkommunikacois Kft;

     (x)     KabelKom Management Co.;

     (xi)    Multicanal Holdings SRL;

     (xii)   Control Cable Ventures SRL;

     (xiii)  Independant Wireless Cable Limited;

     (xiv)   Westward Horizon Cables Limited;

     (xv)    Cork Communications Limited;

     (xvi)   Ceska Programova Spolecnost, Spol. sro;

     (xvii)  Trnvatel Ltd;

     (xviii) UCI Enterprises, Inc.;

     (xix)   UIH Romania Ventures, Inc.;

          (xx)    UIH Spain, Inc.; and

          (xxi)   UIH Romania, Inc;

     (c)  copies of the Licences held by the following members of the Group:

          (i)     KabelTelevisie Son en Breugel B.V.;

          (ii)    Hadju Kabelkom Kabelkommunikacios Kft;

          (iii)   Kabelkom-Dunaujvaros Kabelkommunikacios Kft;

          (iv)    Kabelkom-Szekesfehervar Kabelkommunikacios Kft;

          (v)     Bragatel-Companhia de Televisao por Cabo de Braga LLC; and

          (vi)    Pluricanal Leivia-Televisao por Cabo Lda;

     (d) an opinion from Weil Gotshal & Manges, Prague office, in a form satisfactory to the Agent, confirming that the Kabel Net Loans have been duly executed by Kabel Net Brno and Kabel Net Holding;

     (e) an opinion from Norton Rose, Paris office, in a form satisfactory to the Agent, stating that the loan referred to at paragraph 15 of schedule 7 has been duly executed by Mediareseaux;

     (f) a valid assignment by the Parent to the Borrower of the loan made by the Parent to Control Cable Ventures for U.S.$341,000, and the execution by the Borrower of a deed of pledge in a form satisfactory to the Agent in respect of such loan. Clause 11.1(r)(ii) of the Facility Agreement applies to this condition;

     (g) evidence that the Encumbrance over 6667 shares of Kabel Net Holding in favour of the European Bank for Reconstruction and Development has been released and the execution by the Parent of a valid pledge over such shares in favour of the Security Trustee on the same terms as the pledge over the remaining 3333 shares of Kabel Net Holding given by the Parent on or about the date of this letter. Clause 11.1(r)(ii) of the Facility Agreement applies to this condition; and

     (h) the letter referred to in paragraph (k) of schedule 3 to the Facility Agreement in a form satisfactory to the Agent, duly executed by the parties thereto.

4    The following amendments are hereby made to the Facility Agreement:

     (a)  Clause 1.2, definition of "UIH Shares":
          ---------------------------------------

          substitute "3,169,151" for "3,169,159";

     (b)  Clause 10.2:
          ------------
          by inserting a new clause 10.2(l) as follows:

          "no Indebtedness of any person is secured by the Encumbrance over 6667 shares of Kabel Net Holding in favour of the European Bank for Reconstruction and Development, there is no impediment to the discharge and release of such Encumbrance and such discharge and release is purely an administrative matter;"; and

     (c)  Clause 13.1(s)(iii):
          --------------------

          insert "to pay to meet any calls on any unpaid or partly paid shares or stock issued by any other member of the Group or" after "obliged";

     (d)  Schedule 7, numbers 18 and 19:
          -----------------------------

          substitute "KTE Newco" for "the Borrower".

     Each Obligor and the Parent confirms its agreement to the above amendments and that its obligations under the Security Documents to which it is a party remain in full force and effect notwithstanding the making of them.

5 Each Obligor and the Parent represents and warrants to each of the Finance Parties that it is duly authorised to countersign this letter.

6 Please sign and return the attached copy of this letter to signify your acceptance of its terms and conditions.

7    This letter is governed by and construed in accordance with English law.

Yours faithfully
For and on behalf of
The Toronto-Dominion Bank


/s/ DAVID FRENCH
 ...........................

To:  The Toronto-Dominion Bank



We acknowledge receipt of your letter and hereby confirm our agreement to the terms and conditions thereof.

Yours faithfully
For and on behalf of
Belmarken Holding B.V.
Cable Network Netherlands Holding B.V.
Binan Investments B.V.
Stipdon Investments B.V.
United and Philips Communications B.V.

/s/ STEVE BUTLER
 ......................................



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Date: 11 December 1997